                [REAL SILK INVESTMENTS, INCORPORATED LETTERHEAD]
                               November 4, 1999


Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Real Silk Investments, Incorporated ("Real Silk"), to be held at the offices of Leagre Chandler & Millard LLP located at 1400 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana, on December 3, 1999, at 11:00 a.m., Indianapolis Time.

         The purpose of the meeting is to consider and vote upon adoption of the Agreement and Plan of Merger under which Real Silk will merge into Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"). If the proposed merger is consummated, each share of Real Silk Common Stock (other than any dissenting shares) will be converted into that number of Affiliated Fund Class A Shares determined by dividing the net asset value per share of Real Silk Common Stock by the net asset value per share of Affiliated Fund Class A Shares as of the close of business on the effective date of the merger, all as described in the accompanying Prospectus/Proxy Statement.

         Your Board of Directors believes that the proposed merger between Real Silk and Affiliated Fund is in the best interests of Real Silk and its shareholders. The Board has unanimously approved the proposed merger. Enclosed with this letter are (i) a Notice of Special Meeting of Shareholders, (ii) a Prospectus/Proxy Statement, (iii) a proxy card for you to complete, sign, date and return, and (iv) a postage pre-paid envelope. We encourage you to read the enclosed materials carefully and in their entirety.

         Whether or not you attend the Special Meeting, your Board of Directors requests that you complete, sign and date the enclosed proxy card and return it in the enclosed postage pre-paid envelope at your earliest convenience before the Special Meeting. If you desire, you may cancel your proxy at any time before it is voted at the Special Meeting.

         The Board of Directors recommends that you vote for approval of the proposed merger by promptly executing and returning the enclosed proxy card.

                                    Very truly yours,

                                    /s/ Daniel R. Efroymson

                                    Daniel R. Efroymson,
                                    President

                       REAL SILK INVESTMENTS, INCORPORATED

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD December 3, 1999

To the Shareholders of Real Silk Investments, Incorporated:

         Notice is hereby given that a Special Meeting of Shareholders of Real Silk Investments, Incorporated ("Real Silk") has been called by the Board of Directors to be held on December, 3, 1999, at 11:00 a.m., Indianapolis time, at the offices of Leagre Chandler & Millard LLP located at 1400 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana, for the following purposes:

     1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated July 8, 1999, between Real Silk and Lord Abbett Affiliated Fund, Inc. (the "Agreement"), and to approve the transactions contemplated by the Agreement, including the merger of Real Silk with and into Lord Abbett Affiliated Fund, Inc. and to appoint certain officers of Real Silk as your attorney-in-fact for the sole purpose of executing an escrow agreement as required by the Merger Agreement.

     2. To transact such other business as may properly come before the meeting or any adjournments.

         Shareholders of record as of the close of business on November 4, 1999, are entitled to notice of and to vote at the Special Meeting or any adjournments of the Special Meeting.

         The merger and related matters are described in the attached Prospectus/Proxy Statement. A copy of the Agreement is attached as Exhibit A to the Prospectus/Proxy Statement.

         The accompanying Prospectus/Proxy Statement also describes the rights of and procedures for shareholders under Indiana law to dissent and demand payment in cash for the fair value of their shares if the merger is approved and consummated.

         Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Real Silk Board of Directors. This is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting to Real

Silk a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

                                  By Order of the Board
                                  of Directors:

                                   /s/ Daniel R. Efroymson

                                    Daniel R. Efroymson,
                                    President


INDIANAPOLIS, INDIANA
November 4, 1999

                         PROSPECTUS AND PROXY STATEMENT

                             DATED NOVEMBER 4, 1999

                  MERGER OF REAL SILK INVESTMENTS, INCORPORATED
                                      INTO
                        LORD ABBETT AFFILIATED FUND, INC.

         This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Real Silk Investments, Incorporated ("Real Silk") to approve or disapprove an Agreement and Plan of Merger (the "Agreement"). If shareholders vote to approve the Agreement, Real Silk will be merged into Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund") and shareholders of Real Silk will receive Affiliated Fund Class A Shares.

         The Meeting will be held at the offices of Leagre Chandler & Millard LLP located at 1400 First Indiana Plaza, 135 North Pennsylvania Street, Indianapolis, Indiana, on December 3, 1999 at 11:00 a.m. Indianapolis time. The Board of Directors of Real Silk is soliciting these proxies. This
Prospectus/Proxy Statement will first be sent to shareholders on or about November 4, 1999.

         If the shareholders vote to approve the Agreement, you will receive Class A Shares of Affiliated Fund with a net asset value equal to the net asset value of your shares of Real Silk and Real Silk will cease to exist.

         Affiliated Fund's primary investment goal is long-term growth of capital without excessive fluctuations in market value.

     Real Silk's investment goal is long-term growth of capital through investment in value-oriented equity securities. From January 1, 1989 through December 31, 1998, Real Silk's investment goals and portfolio management were influenced by the "built in gains tax."The built in gains tax would have applied to any long-term capital gains realized by Real Silk as a result of the sale of any portfolio securities that it held on January 1, 1989, the first date on which Real Silk qualified as a regulated investment company, and would have resulted in Real Silk paying additional taxes on such gains.

         This Prospectus/Proxy Statement gives information about the proposed merger (the "Merger") and Class A Shares of Affiliated Fund that you should know before voting. You should retain it for future reference. You can find additional information about Affiliated Fund and the Merger in the following documents:

         The Prospectus of Affiliated Fund dated March 1, 1999 (the "Affiliated Fund Prospectus") is attached to and considered a part of this Prospectus/Proxy Statement.

         The Semi-Annual Report to Shareholders of Affiliated Fund dated April 30, 1999 contains financial and performance information for Affiliated Fund and is attached to and considered a part of this Prospectus/Proxy Statement.

         A Statement of Additional Information dated November 4, 1999 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

         Real Silk's Annual Report to Shareholders dated January 22, 1999 and Six Months Report to shareholders dated August 26, 1999 are on file with the SEC (File No. 811-01788) and are incorporated by reference herein.

         You may request a free copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 800-426-1130 or writing Affiliated Fund at 767 Fifth Avenue, New York, NY 10153 for documents relating to Affiliated Fund or by writing to Real Silk at 445 N. Pennsylvania Street, Suite 500, Indianapolis, IN 46204, for documents relating to Real Silk.

         The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy statement. Any representation to the contrary is a criminal offense.

         Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. Government agency. Mutual fund shares involve investment risks, including the possible risk of principal.

                                             Table of Contents

Cover Page

SUMMARY........................................................................5
         On What Proposal Am I Being Asked to Vote?............................5
         How Will the Shareholder Voting Be Handled?...........................6
         What Are the General Tax Consequences of the Merger?..................6

PRINCIPAL RISKS OF AFFILIATED FUND.............................................7

COMPARISONS OF SOME IMPORTANT FEATURES.........................................8
         Who Manages the Funds?................................................8
         What Are the Fees and Expenses of Each Fund and What Might
               They Be After the Merger? ......................................9
         Where Can I Find More Financial Information About the Funds?.........10
         Transfer Agency and Custody Services.................................13
         Distribution Services................................................13
         Rule 12b-1 Plans.....................................................13
         Purchases and Redemptions............................................14
         Dividends and Distributions..........................................15

REASONS FOR THE MERGER........................................................16

INFORMATION ABOUT THE MERGER..................................................17
         How Will the Merger Be Carried Out?..................................17
         Who Will Pay the Expenses of the Merger?.............................17
         What Are the Tax Consequences of the Merger?.........................18
         What Should I Know about the Shares of Affiliated Fund and
                  Real Silk?..................................................19

COMPARISON OF INVESTMENT GOALS AND POLICIES...................................20

VOTING INFORMATION............................................................24
         Who is Entitled to Vote?.............................................24
         How Many Votes are Necessary to Approve the Agreement?...............24
         How do I Ensure that My Vote is Accurately Recorded?.................24
         Can I Revoke my Proxy?...............................................24
         Are there Dissenters' Rights?........................................25
         What Other Solicitations will be Made?...............................26
         What Other Matters will be Voted Upon at the Meeting? ...............26

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF...............................26

INFORMATION ABOUT AFFILIATED FUND.............................................28

INFORMATION ABOUT REAL SILK...................................................29

                                     SUMMARY

         This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement (attached as Exhibit A), the Prospectus of Affiliated Fund (attached as Exhibit B) and the Semi-Annual Report to Shareholders of Affiliated Fund (attached as Exhibit C).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

         At a meeting held on November 4, 1999, the Board of Directors of Real Silk approved the Agreement and recommended that shareholders of Real Silk vote to approve the Agreement. If shareholders of Real Silk vote to approve the Agreement, it will result in the merger of Real Silk into Affiliated Fund. Shareholders of Real Silk will then receive Class A Shares of Affiliated Fund and Real Silk will cease to exist. As a result of the Merger, you will cease to be a shareholder of Real Silk and will become a shareholder of Affiliated Fund. This exchange will occur on the closing date of the Merger, which is the specific date on which the Merger takes place.

     Immediately after the closing date of the Merger, Peoples Bank & Trust Company (the "Exchange Agent") will mail a letter to each Real Silk shareholder of record with instructions on how to surrender Real Silk shares and receive Affiliated Fund shares. Upon receipt of Real Silk shares, the Exchange Agent will deliver to (i) the Real Silk shareholder a certificate or statement representing the number of Class A Shares of Affiliated Fund that the shareholder is entitled to have immediately and (ii) an escrow agent a certificate or statement, in the name of the escrow agent on behalf of the Real Silk shareholder, representing the number of shares subject to an escrow agreement. The escrow agreement is described below in the "Purchases and Redemptions" section. This means that you will receive Class A Shares of Affiliated Fund with a net asset value equal to the net asset value of the shares of Real Silk which you owned and surrendered to the Exchange Agent.

         For the reasons set forth in the "Reasons for the Merger" Section, the Board of Directors of Real Silk has determined that the Merger is in the best interest of the shareholders of Real Silk.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE AGREEMENT.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

         Shareholders who own shares of Real Silk at the close of business on November 4, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each share that they hold. To approve the Merger, a majority of the outstanding shares of Real Silk must be voted in favor of the Agreement.

         Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card(s), your vote will be officially cast at the Meeting by the persons appointed as proxies.

         You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/ Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE MERGER?

         It is expected that shareholders of Real Silk will not recognize any gain or loss for federal income tax purposes on their receipt of Class A Shares of Affiliated Fund in exchange for shares of Real Silk as a result of the Merger. You should, however, consult your tax adviser regarding the effect, if any, of the Merger in light of your individual circumstances. You also should consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Merger, please see "Information about the Merger -- What are the Tax Consequences of the Merger?"

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

         The investment goals of Real Silk and Affiliated Fund are similar, but differ somewhat. Affiliated Fund's investment objective is long-term growth of capital and income without excessive fluctuation in market value. Real Silk's investment goal is long-term growth of capital through investment in value-oriented equity securities. From January 1, 1989 through December 31, 1998, Real Silk's investment goals and portfolio management were influenced by the built in gains tax that would have applied to any long-term capital gains realized by Real Silk as a result of the sale of any portfolio securities that it held on January 1, 1989, the first date on which Real Silk qualified as a regulated investment company. Accordingly, Real Silk historically has had very little portfolio turnover. Affiliated Fund has had somewhat greater portfolio turnover. Affiliated Fund's higher turnover rate means that it may recognize capital gains more frequently than Real Silk has.

         In addition, closed-end investment companies such as Real Silk generally have greater freedom in managing their portfolios than do open-end funds like Affiliated Fund. Because closed-end investment companies are not subject to forced sales of portfolio securities at undesirable times or prices to meet redemption requests, they have more freedom to invest in illiquid securities and may keep a larger percentage of their assets fully invested in equity or debt securities, rather than in cash. In addition, closed-end investment companies have greater flexibility to leverage their portfolios by borrowing. Despite having greater flexibility in portfolio management, Real Silk generally has not invested in illiquid securities or engaged in leveraging.

         For more information about the investment goals and policies of the funds, please see "Comparison of Investment Goals and Policies."


HOW DO THE SALES AND REDEMPTION POLICIES AND PROCEDURES OF THE FUNDS COMPARE?

         Real Silk is a closed-end investment company. Real Silk does not offer its shares to the public and its shares are not redeemable. Although Real Silk shares may be sold in the over-the-counter market, historically they have traded at a discount from net asset value per share.In addition, trading in Real Silk shares has been very limited.

     In contrast, Affiliated Fund is an open-end investment company. It offers its shares to the public continuously and its shares are redeemable, although, as described below, sixty-five percent (65%) of the Affiliated Fund shares received by Real Silk shareholders in the Merger will be subject to an escrow agreement.

                       PRINCIPAL RISKS OF AFFILIATED FUND

         While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in Affiliated Fund will go up and down, which means that you could lose money.

         Affiliated Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what Affiliated Fund thinks is its full value, or may go down in value, Affiliated Fund's emphasis on large, seasoned-company bargain stocks could limit its downside risk. This is because bargain stocks in theory are already underpriced and large, seasoned-company stocks tend to be less volatile than small company stocks. In the long run, Affiliated Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

         Because Real Silk generally has invested in securities similar to those in which Affiliated Fund has invested, the two funds have similar investment risks. In addition to the risks described for Affiliated Fund, an investment in Real Silk is also subject to a risk of lack of liquidity and variation in the amount of discount between the market price per share for Real Silk shares and the net asset value per share.

                     COMPARISONS OF SOME IMPORTANT FEATURES


WHO MANAGES THE FUNDS?

         The management of the business and affairs of each fund is the responsibility of each fund's respective board of directors. Real Silk is a registered, closed-end, management investment company. It was organized in Illinois on September 20, 1923 and reincorporated as an Indiana corporation on July 23, 1968. Affiliated Fund is a registered open-end, management investment company, commonly known as a "mutual fund." Affiliated Fund was organized in 1932 and reincorporated as a Maryland corporation on November 26, 1975.

         The officers of Real Silk manage the assets of Real Silk and make its investment decisions.

         Affiliated Fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $32 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to Affiliated Fund, see the Statement of Additional Information.

         Affiliated Fund pays Lord Abbett a monthly fee for investment management based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .31 of 1%. In addition, Affiliated Fund pays all expenses not expressly assumed by Lord Abbett.

         Lord Abbett uses a team of portfolio managers and analysts acting together to manage Affiliated Fund's investments. Thomas Hudson Jr., Partner of Lord Abbett, heads the team, the senior members of which include Robert Morris, Partner of Lord Abbett, and Eli Salzman, Portfolio Manager. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. from 1996 to 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE MERGER?

                                FEES AND EXPENSES

                            AFFILIATED FUND EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold Class A Shares of Affiliated Fund.

SHAREHOLDER FEES (Fees paid directly from your investment)
  Maximum Sales Charge on Purchases (as a % of offering price)                  5.75%/1/
  Maximum Deferred Sales Charge (See "Purchases")                               None/2/

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets)
(as a % of average net assets)/3/
  Management Fees (See "Management")                                            0.31%
  Distribution and Service (12b-1) Fees/4/                                      0.35%
  Other Expenses (See "Management")                                             0.09%
  Total Operating Expenses                                                      0.75%
---------------------------------

1. No sales charge will be imposed in connection with the issuance of Class A Shares in the Merger.

2. A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge. (This charge will not apply to Class A Shares of Affiliated Fund acquired in the Merger.)

3. The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

4. Because 12b-1 distribution and service fees are paid out on an ongoing basis, over time they will increase the cost of your investment.

                         AFFILIATED FUND EXPENSE EXAMPLE

         This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses./1/ You pay the following expenses over the course of each period shown, although your actual cost may be higher or lower.



1 YEAR                 3 YEARS                 5 YEARS                10 YEARS

 $647                    $801                   $968                   $1,454

         /1/The example assumes payment of the maximum sales charge. No sales charge will be imposed in connection with the issuance of Class A Shares in the Merger. Assuming a $10,000 initial investment, 5% total return each year and no changes in expenses, you would pay after one year $72, after three years $226, after five years $393, and after ten years $879.


                               REAL SILK EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of Real Silk Common Stock.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load  (as a percentage of offering price)                      None/1/
 Dividend Reinvestment and Cash Purchase Plan Fees                     None

ANNUAL FUND OPERATING EXPENSES
  Management Fees                                                      None/2/
  Other Expenses
                                                                       0.78%/3/
  Total Operating Expenses                                             0.78%

         1 Real Silk does not offer its shares to the public. If you purchase Real Silk shares in the over-the-counter market, you may pay a brokerage commission.

         2 Real Silk does not have an external investment adviser and therefore has no management fees comparable to those of Affiliated Fund. All investment management and other functions are performed by Real Silk management and other employees and it its therefore difficult, if not impossible, to segregate the management fees and other expenses in a manner similar to that shown for Affiliated Fund

         3 Based on estimated amounts for the current fiscal year.


                            REAL SILK EXPENSE EXAMPLE

         This example, like that in other funds' prospectuses, assumes a $10,000 initial investment, including a 5% total return each year and no changes in expenses. It does not include the costs of the brokerage commission that would be paid on the purchase of Real Silk shares in the over-the-counter market. You pay the following expenses over the course of each period shown, although your actual cost may be higher or lower.

 1 YEAR               3 YEARS                 5 YEARS                10 YEARS

   $78                  $246                   $431                    $981

This example is for comparison and is not a representation of Real Silk's actual expenses or returns, either past or present.


WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

         For Affiliated Fund, per-share income information for the past five fiscal years is shown immediately below under the heading "Financial Highlights." Also, the current Semi-Annual Report to Shareholders of Affiliated Fund, which is attached, includes a discussion of Affiliated Fund's performance during the six months ended April 30, 1999.

         Real Silk's Annual Report and Six Months Report contain more financial information. These documents are available free of charge upon request (see "Information about Real Silk").

                              FINANCIAL HIGHLIGHTS

         The following table describes Affiliated Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in Affiliated Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, Affiliated Fund's independent auditors, in conjunction with their annual audit of Affiliated Fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


------------------------------ ------------ ---------------------------------------------------------------

                               Six                                  CLASS A SHARES
                               Months                           Year Ended October 31,
                               ended
                               April 30,
------------------------------ ------------ ---------------------------------------------------------------
Per Share Operating            1999            1998        1997          1996         1995         1994
Performance:
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
NET ASSET VALUE, BEGINNING     $14.56         $14.84      $13.02        $11.98       $11.03       $11.26
OF YEAR
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
INCOME FROM INVESTMENT
OPERATIONS
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
   Net investment income       .10             .24          .30          .30           .32         .31
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
   Net realized and            2.67            1.14        2.85          2.23         1.70         .38
unrealized gain on
investments
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
Total from investment          2.77            1.38        3.15          2.53         2.02         .69
operations
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
DISTRIBUTIONS
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
   Dividends from net          (.12)          (.27)        (.30)        (.30)         (.30)       (.32)
investment income
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
   Distributions from net      (.95)          (1.39)      (1.03)        (1.19)        (.77)       (.60)
realized gain
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
NET ASSET VALUE, END OF YEAR   $16.26         $14.56      $14.84        $13.02       $11.98       $11.03
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
TOTAL RETURN (a)               20.11%         10.27%      25.80%        23.23%       20.46%       6.66%
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
RATIOS TO AVERAGE NET ASSETS:
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
   Expenses (b)                0.34%          0.63%        0.65%        0.66%         0.63%       0.63%
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
Net investment income          0.69%          1.64%        2.15%        2.61%         2.90%       2.91%
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------

------------------------------ ------------ ---------------------------------------------------------------

                               Six Months                       Year Ended October 31,
                               ended
                               April 30,
------------------------------ ------------ ---------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL      1999            1998        1997          1996         1995         1994
CLASSES:
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
NET ASSETS, END OF YEAR (000)  $10,023,367  $8,520,603  $7,697,754    $6,100,665   $4,964,525   $4,229,586
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------
PORTFOLIO TURNOVER RATE        38.38%         56.49%      46.41%        47.06%       53.84%       51.48%
------------------------------ ------------ ----------- ------------ ------------- ------------ -----------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b) The ratios for 1998 and 1997 include expenses paid through an expense offset arrangement.


         TRANSFER AGENCY AND CUSTODY SERVICES. DST Systems, Inc. is the transfer agent for Affiliated Fund. Registrar and Transfer Company is the transfer agent for Real Silk.

         The Bank of New York acts as the custodian of the securities and other assets of Affiliated Fund. The main office of The Bank of New York is 90 Washington Street, New York, NY 10286. Bank One Trust Company, N.A. is the custodian of the securities and other assets of Real Silk. The main office of Bank One Trust Company, N.A. is 100 East Broad Street, Columbus, OH 43271-0152.

         DISTRIBUTION SERVICES. Under an underwriting agreement with Affiliated Fund, Lord Abbett Distributor LLC acts as principal underwriter in a continuous public offering of Affiliated Fund's shares. Lord Abbett Distributor LLC pays the expenses of the distribution of Affiliated Fund shares, including advertising expenses and costs of printing sales materials and prospectuses used to offer shares to the public.

         Real Silk does not offer its shares to the public and has no underwriter.

         RULE 12B-1 PLANS. Class A shares of Affiliated Fund are subject to a plan of distribution under SEC Rule 12b-1. Under the 12b-1 Plan, Class A shares currently bear fees for distribution of up to 0.10% annually and fees for services of up to 0.25% annually. The distribution fees may be used to pay authorized institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor LLC uses its portion of the distribution fees for activities that are primarily intended to result in the sale of shares. For example, it uses its portion for activities such as printing prospectuses, statements of additional information and reports for other than existing shareholders; preparing and distributing advertising and sales material; organizing and conducting sales seminars; paying additional concessions to authorized institutions; and paying the costs necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead. The service fees are paid to authorized institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. A portion of the service fees paid to Lord Abbett Distributor LLC will be used to service and maintain shareholder accounts.

         Real Silk does not have a plan of distribution under SEC Rule 12b-1. The Agreement and Plan of Merger provides that Real Silk shareholders will be permitted to designate a broker/dealer licensed with the SEC to receive the Rule 12b-1 service fees related to the Affiliated Fund shares. The broker/dealer must be a party to a selling agreement with Lord Abbett Distributor LLC. If you want to designate the recipient of the service fees, please have your broker/dealer contact Lord Abbett Distributor LLC. There is no additional charge to you whether or not you designate a broker/dealer to receive the service fees.

         PURCHASES AND REDEMPTIONS. The maximum front-end sales charge for Class A shares of Affiliated Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. You will be permitted to reinvest capital gains distributions and income distributions from your Affiliated Fund shares in additional shares, without the imposition of a sales charge. Affiliated Fund requires a minimum initial investment of $250. No sales charge will be imposed on shares issued in the Merger.

         You will be permitted to reinvest capital gains distributions and income distributions from your Affiliated Fund shares in additional shares, without the imposition of a sales charge.

         Future purchases of Affiliated Fund shares from sources other than the Merger and the reinvestment of capital gains distributions and income distributions will be subject to a sales charge determined as stated in the Affiliated Fund Prospectus. Real Silk shareholders will be entitled to aggregate the Affiliated Fund shares received in the Merger with any future purchases to determine the applicable sales charge. The percentage of sales charge imposed generally decreases as the amount of investment in Affiliated Fund increases. Please review the Affiliated Fund Prospectus for additional information concerning sales charges on future purchases.

         You may sell (or redeem) your shares at any time, except that sixty-five percent (65%) of the Affiliated Fund shares received by you in the Merger will be subject to an escrow agreement. In order to assure that all shareholders are treated equally, and to assist in the qualification of the Merger as a "reorganization" (and therefore not be subject to taxation at this time) you are being asked to vote on a one-year escrow agreement. By voting in favor of the Merger, you will also be: (i) voting in favor of the escrow agreement, (ii) agreeing to have sixty-five percent (65%) of the Affiliated Fund shares that you receive placed in escrow for a period of one (1) year and (iii) appointing certain officers of Real Silk as your attorney-in-fact for the sole purpose of executing the Escrow Agreement on behalf of Real Silk shareholders. The thirty-five percent (35%) of the shares that are not subject to the escrow may be sold (or redeemed) at any time. However, in order to assure that the Merger will qualify as a "reorganization" for federal income tax purposes (see "Information About the Merger -- What are the Tax Consequences of the Merger"), certain Real Silk shareholders will be asked to sign representation letters that they have no "plan or intention" to redeem Affiliated Fund shares that they receive in the Merger.

     If you do not choose to vote in facor of the Merger you may exercise your dissenters' rights under the Indiana Business Corporations Law (see "Voting Information - Are There Dissenters' Rights?"). If you dissent, in exchange for your Real Silk shares, you will be entitled to receive the fair value of such shares in cash determined in accordance with the dissenters' statute set forth in the Indiana Business Corporations Law. This cash may subject you to capital gains tax (see "Information About the Merger - What are the Tax Consequences of of the Merger?").

         Peoples Bank & Trust Company, an Indianapolis-based commercial bank, has agreed to act as the escrow agent. The escrow agent will receive the Affiliated Fund shares at the closing date and will hold them for a period of one year from the date the Merger becomes effective. On the one-year anniversary of the closing date, the escrow agent will mail the shares to you and you may sell (or redeem) them at any time. Subject to the escrow agreement, shares of Affiliated Fund also may be exchanged for shares of other Lord Abbett Funds, subject to certain limitations, as provided in the prospectus of the respective Lord Abbett Fund. Because it is a sale and a purchase of shares, an exchange is a taxable transaction.

         Shares of Affiliated Fund may be redeemed at their net asset value per share. However, redemptions of Class A shares of Affiliated Fund that were purchased in amounts of $1 million or more generally are subject to a contingent deferred sales charge. Affiliated Fund shares acquired by Real Silk shareholders as a result of the Merger are not subject to a contingent deferred sales charge. Additional information and specific instructions explaining how to buy, sell, and exchange shares of Affiliated Fund are outlined in the current Prospectus under the heading "Opening Your Account."

         Real Silk shares are not redeemable; however, the shares may be sold in the over-the-counter market. Historically, Real Silk shares have traded at a discount from net asset value per share. In addition, due to the limited number of shareholders and various other factors, trading in Real Silk shares has been very limited.

         DIVIDENDS AND DISTRIBUTIONS. Affiliated Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Affiliated Fund expects that its dividends from investment income will be paid quarterly. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in Affiliated Fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

         The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

-----------------------------------------------------------------------------------------------------------
                                   Federal Taxability Of Distributions
-----------------------------------------------------------------------------------------------------------
Type of distribution                    Tax rate for taxpayer          Tax rate for taxpayer subject to
                                        subject to 15% bracket         28% bracket or above
--------------------------------------- ------------------------------ ------------------------------------
INCOME DIVIDENDS                        15%                            Ordinary Income Rate
--------------------------------------- ------------------------------ ------------------------------------
SHORT-TERM CAPITAL GAINS                15%                            Ordinary Income Rate
--------------------------------------- ------------------------------ ------------------------------------
LONG-TERM CAPITAL GAINS                 10%                            20%
--------------------------------------- ------------------------------ ------------------------------------

         Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event. The chart above also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row,

"Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

         Information concerning the tax treatment of dividends and other distributions will be mailed to Affiliated Fund shareholders each year. Affiliated Fund will also provide information annually to its shareholders regarding the source of dividends and distributions of capital gains. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

         Real Silk's policies regarding distributions of income and capital gains are somewhat different from those of Affiliated Fund. Like Affiliated Fund, Real Silk has followed the policy of distributing all of its net investment income, and has made its distributions quarterly, with the year-end distribution varying in amounts to assure that Real Silk distributed substantially all of its net investment income and therefore satisfied the requirements of the Internal Revenue Code in order to be treated as an investment company. Unlike Affiliated Fund, Real Silk has not distributed capital gains, but paid the corporate level tax on those gains and declared a deemed distribution to its shareholders. The shareholders are then entitled to a tax credit to the extent of the proportional share of the tax paid. This practice has the general effect of having capital gains distributions reinvested by Real Silk shareholders and has assisted in the growth of Real Silk.

     Real Silk has been an investment company for many years. As part of the long term planning by Real Silk management, it determined that it was in the best interests of Real Silk and its shareholders to elect to be treated as a regulated investment company ("RIC") for federal income tax purposes. That election permitted Real Silk to use pass-- through taxation and avoid any issues relating to personal holding company taxation. The election to be treated as a RIC subjected Real Silk to what is known as "built in gains" tax. The built in gains tax is a tax on any appreciation in the value of an asset as of the date of a conversion to a RIC to the extent such gain is realized (i.e. the asset is sold) within 10 years of the date of the conversion to a RIC. The built in gains tax is a tax which must be paid on the sale of any assets that were held at the time of election to be treated as RIC and that are sold within ten years of the election. The built in gains tax expires ten years after the election to become a pass through entity.

         Real Silk made the election to be treated as a RIC effective January 1, 1989; accordingly, the ten year holding period expired on December 31, 1998. While the Internal Revenue Service (the "Service") had indicated it would propose and ultimately adopt regulations to implement the built in gains tax, it has now been more than twelve years since the Service indicated it would propose the regulations and none have been proposed.


                             REASONS FOR THE MERGER

         In early 1998, Real Silk announced that it was undertaking a review of the potential options available for the future of Real Silk and intended to consider all alternatives. The Real Silk Board of Directors indicated that the review was precipitated by a variety of reasons, including primarily the expiration on December 31, 1998 of the built in gains tax, the size of Real Silk, opportunities that may be available for Real Silk and health problems of Real Silk's president.

         As a result of the review of alternatives, the Board of Directors determined that it was in the best interests of shareholders for Real Silk to enter into a merger that would be tax-free to shareholders.

         In addition, Real Silk management has long been concerned with the limited liquidity which Real Silk shareholders had for their shares. This concern had also been expressed by certain Real Silk shareholders from time to time, especially in light of the substantial discount to net asset value at which Real Silk shares have historically traded. Real Silk management considered the possibility of converting Real Silk to an open-end investment company. However, Real Silk's relatively small size, the added cost daily pricing, the need to initiate continuing sales of additional shares and incur distribution-related expenses, the anticipated increase in expense ratios, the probable need to restructure the portfolio to provide liquidity to satisfy redemptions, and the likely substantial tax effect on shareholders combined to make that alternative significantly less attractive than a merger. The Merger will provide Real Silk shareholders with the liquidity of an open-end investment company, subject to the escrow agreement, without incurring the increased cost and expenses which would be incurred if Real Silk were to remain independent and merely convert to an open-end format.

         Real Silk management also considered the possibility of liquidation as an alternative to the Merger. A comparative analysis of the net after tax proceeds to Real Silk shareholders of the two alternatives indicated that shareholders would realize a greater percentage of net asset value per share under the Merger. In addition, many of the Real Shareholders have held their shares for years and may not wish to be forced to pay taxes on realized capital gains, as would be the case with a liquidation. By pursuing the merger, each

Real Silk shareholder will be able to make his or her own decision as to when to sell his or her investment and thereby incur the tax liability.

         The Real Silk Board of Directors also reviewed the investment style and philosophy of Affiliated Fund and found them to be very similar to those of Real Silk. The Board reviewed the past investment performance of Affiliated Fund, its expenses and related costs and determined that they were similar to those of Real Silk. The Board noted that no sales charge would be imposed on the Affiliated Fund shares issued to Real Silk shareholders in connection with the merger and that Real Silk shareholders also would be able to reinvest both dividend and capital gains distributions from Affiliated Fund at net asset value per share.

         Taking all of those factors into account, the Board of Directors determined that the merger was in the best interest of the Real Silk shareholders and was preferable to any of the other options available.


                          INFORMATION ABOUT THE MERGER

         This is only a summary of the Agreement. You should read the actual Agreement. It is attached as Exhibit A.

HOW WILL THE MERGER BE CARRIED OUT?

         If the shareholders of Real Silk approve the Agreement, the Merger will take place after various conditions are satisfied by Real Silk and Affiliated Fund, including the delivery of certain documents. Real Silk and Affiliated Fund will agree on a specific date for the actual Merger to take place. This is called the closing date. If the shareholders of Real Silk do not approve the Agreement, the Merger will not take place.

         If shareholders of Real Silk do approve the Agreement on December 3, 1999, after the close of business on the closing date, transfers of shares of Real Silk will no longer be allowed.

         To the extent permitted by law, Real Silk and Affiliated Fund may agree to amend the Agreement without shareholder approval. They may also agree to terminate and abandon the Merger any time before or, to the extent permitted by law, after the approval of Real Silk shareholders.

         Before the Merger, Real Silk will sell a sufficient amount of its portfolio securities to realize approximately $20 million in long-term capital gains.

WHO WILL PAY THE EXPENSES OF THE MERGER?

         Affiliated Fund and Real Silk each will pay its own expenses in connection with the Merger, except that Real Silk is paying a portion of certain filing fees incurred by Affiliated Fund. Real Silk's expenses include fees of up to $1,000,000 that it will pay its investment banker, U.S. Bancorp Piper Jaffray Inc. In addition, if the Agreement is terminated by Real Silk for certain reasons, Real Silk will pay Affiliated Fund's expenses, including legal fees, up to $100,000.

WHAT ARE THE TAX CONSEQUENCES OF THE MERGER?

         The following is a discussion of the material federal income tax consequences of the Merger under existing federal income tax law, which is subject to change, possibly retroactively. This discussion assumes that Real Silk shareholders hold their shares as a capital asset as of the effective date of the Merger. This discussion does not discuss all aspects of federal income taxation that may be relevant to particular Real Silk shareholders in light of their personal circumstances, such as Real Silk shareholders whose stock was acquired pursuant to the exercise of an employee stock option or otherwise as compensation or Real Silk shareholders who are subject to special treatment under the federal income tax laws (for example, financial institutions, insurance companies, tax-exempt organizations, broker-dealers and foreign persons). This discussion also does not address any aspects of state, local or foreign tax law. No rulings have been or will be sought from the Internal Revenue Service with respect to any tax matters relating to the Merger. EACH REAL SILK SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE MERGER.

         The obligation of Real Silk to consummate the Merger is conditioned upon the receipt by Real Silk of an opinion from the law firm of Ropes & Gray substantially to the effect that, on the basis of certain facts, representations by management of the companies and assumptions set forth in such opinions, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and Real Silk shareholders who receive solely Class A Shares of Affiliated Fund pursuant to the Merger will not recognize gain or loss for federal income tax purposes as a result of the consummation of the Merger. The obligation of Affiliated Fund to consummate the Merger is conditioned upon a number of events, including the receipt by Affiliated Fund of an opinion from the law firm of Debevoise & Plimpton substantially to the effect that, on the same basis as described above, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

         Assuming that the Merger does qualify for such treatment, the federal income tax consequences to Real Silk shareholders will be as follows:

         (i) In connection with Real Silk's sale of portfolio securities in anticipation of the Merger (see "How Will the Merger Be Carried Out?"), all Real Silk shareholders will (a) be deemed to have received a distribution from Real Silk in an amount equal to their pro rata share of the resulting realized long-term capital gains, which amount will be includible in income by Real Silk shareholders as long-term capital gains, (b) receive a tax credit equal to their pro rata share of the tax paid by Real Silk on such gains (which tax will be computed at the highest corporate rate) and (c) increase their tax basis in their Real Silk shares by the excess of the amount of the deemed distribution described in clause (a) over the amount of the tax credit described in clause (b). Each Real Silk shareholder will receive an IRS information report indicating the shareholder's share of the amount deemed distributed as capital gains and of the tax credited. Those reports will also be provided to the IRS as required by law.

         (ii) A Real Silk shareholder who receives solely Class A Shares of Affiliated Fund in exchange for Real Silk shares will not recognize gain or loss upon such exchange. Accordingly, (a) the aggregate tax basis of the Class A Shares of Affiliated Fund received by the Real Silk shareholder will be the same as the aggregate tax basis of the Real Silk shares surrendered in exchange therefor pursuant to the Merger and (b) the holding period of the Class A Shares of Affiliated Fund will include the holding period of the Real Silk shares surrendered in exchange therefor pursuant to the Merger.

         (iii) A Real Silk shareholder who exercises dissenters' rights under the Indiana Business Corporations Law (see "Voting Information -- Are There Dissenters' Rights?") and receives cash in exchange for his or her Real Silk shares will recognize capital gains or loss in an amount equal to the difference between the amount of cash received and the aggregate tax basis of the Real Silk shares surrendered. Gain or loss must be calculated separately for each block of Real Silk shares held by a Real Silk shareholder.

         EACH REAL SILK SHAREHOLDER IS STRONGLY ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO PARTICULAR FACTS AND CIRCUMSTANCES THAT MAY BE UNIQUE TO SUCH SHAREHOLDER AND ALSO AS TO ANY ESTATE, GIFT, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES ARISING OUT OF THE MERGER.

WHAT SHOULD I KNOW ABOUT THE SHARES OF AFFILIATED FUND AND REAL SILK?

         Class A shares of Affiliated Fund will be distributed to Real Silk shareholders. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of Affiliated Fund, subject to the escrow agreement.

         Affiliated Fund does not routinely hold annual meetings of shareholders.

         Real Silk has one class of shares. Real Silk shares have no preemptive or conversion rights and are transferable on the books of Real Silk without restriction.

         Real Silk routinely holds annual meetings of shareholders, but does not normally solicit proxies from its shareholders. Real Silk normally provides each shareholder of record a notice of annual meeting and an information statement required by the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

         Real Silk shares are traded over-the-counter, although the shares have historically traded at a significant discount to their net asset value.

         It is not expected that Affiliated Fund's capitalization will be materially affected by the Merger.

AFFILIATED FUND CLASS A CAPITALIZATION AS OF AUGUST 31, 1999 AND AFTER THE
MERGER.


---------------------------------------------------------------------------------------------------------------
                                     AFFILIATED FUND              REAL SILK               AFFILIATED FUND
                                     CLASS A (unaudited)         (unaudited)              CLASS A AFTER
                                                                                          ACQUISITION
                                                                                          (pro-forma-unaudited)
----------------------------------------------------------------------------------------------------------------
Net Assets                              $9,167,872,872            $146,840,492                $9,314,713,364
----------------------------------------------------------------------------------------------------------------
Net Asset Value
per Share                                       $15.92                 $891.66                        $15.92
----------------------------------------------------------------------------------------------------------------
Shares outstanding                         575,755,084                 164,683                   584,978,733
----------------------------------------------------------------------------------------------------------------

                   COMPARISON OF INVESTMENT GOALS AND POLICIES

         This section describes key investment policies of Affiliated Fund and Real Silk. For a complete description of Affiliated Fund's investment policies and risks, you should read the Affiliated Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

         Affiliated Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, the fund looks for companies using a three-step process.

      o Quantitative research is performed on a universe of large, seasoned U.S. and multinational companies to identify those whose stocks appear to represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the economic and interest-rate sensitivity of our portfolio. This analysis helps assess how adding or deleting stocks changes the portfolio's overall sensitivity to economic activity and interest rates.

         Affiliated Fund believes that investors purchase and redeem its shares to meet long-term financial objectives rather than to try to take advantage of short-term price fluctuations. If so, their needs are best served by an investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's Composite Index of 500 stocks. For this reason, Lord Abbett tries to keep Affiliated Fund's assets invested in securities that are selling at reasonable prices and, therefore, is willing to forego some opportunities for gains when, in its judgment, they are too risky.

         Affiliated Fund generally sells a stock when it appears to no longer be a bargain, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of expectations.

         While typically fully invested, at times Affiliated Fund may take a temporary defensive position by investing some of its assets in short-term debt securities. This could have the effect of reducing the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

         Affiliated Fund also uses some investment techniques that are not used by Real Silk, such as investing in foreign securities, high yield securities, and illiquid securities, and lending of portfolio securities. These techniques involve certain risks that are discussed below.

         Real Silk's investment goal is long-term growth of capital through investment in value-oriented equity securities. From January 1, 1989 through December 31, 1998, Real Silk's investment goals and portfolio management were influenced by the built in gains tax that would have been applicable to any long-term capital gains realized by Real Silk as a result of the sale of any portfolio securities that it held on January 1, 1989, the first date on which Real Silk qualified as a regulated investment company. The tax is limited to the lesser of the gain as realized or the gain at the time of conversion to a regulated investment company.

         Real Silk has generally followed the practice of using fundamental research to identify small, medium and large capitalization U.S. and multinational corporations that are substantially undervalued by the market. Real Silk's investment philosophy can best be described as "buying the business." That is, "Would we want to own this company?" Primary factors considered are: (1) Is the company in an industry that is growing? (2) Does the company have a niche position in that industry? and (3) Are there significant barriers to entry into the industry? In addition, Real Silk evaluates the financial soundness of the company and the quality of its management before making any investment decision.

         Real Silk has then acquired those stocks that it believed represented the greatest value with the best opportunity for long-term appreciation. Finally, Real Silk has generally followed the practice of purchasing securities and holding them for an extended period.

         Since Real Silk generally believes its shareholders are interested in long-term growth of capital, with only a secondary interest in current income, it has concentrated its portfolio investments in equity securities, with a much smaller position in debt instruments.

         In addition, closed-end investment companies such as Real Silk generally have greater freedom in managing their portfolios than do open-end funds like Affiliated Fund. Because closed-end investment companies are not subject to forced sales of portfolio securities at undesirable times or prices to meet redemption requests, they have more freedom to invest in illiquid securities and may keep a larger percentage of their assets fully invested in equity or debt securities, rather than in cash. In addition, closed-end investment companies have greater flexibility to leverage their portfolios by borrowing.

Despite having greater flexibility in portfolio management, Real Silk generally has not invested in illiquid securities or engaged in leveraging.

         Finally, Real Silk has no policy limiting the kind or form of security in which it invests or the proportion of assets which may be invested in any type or classification of security. Nevertheless, Real Silk generally has followed the investment practices described above.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

         While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in Affiliated Fund will go up and down, which means that you could lose money.

         Affiliated Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what Affiliated Fund thinks is its full value, or may go down in value, Affiliated Fund's emphasis on large seasoned company bargain stocks could limit its downside risk because bargain stocks in theory are already underpriced and large seasoned company stocks tend to be less volatile than small company stocks. In the long run, Affiliated Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

         Also, Affiliated Fund engages in certain investment techniques, which may involve additional risks, including investing in foreign securities, illiquid securities and high yield debt securities and lending its securities to broker-dealers.

         Foreign securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when Affiliated Fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices Affiliated Fund will not invest more than 10% of its net assets measured at the time of investment in foreign securities.

         Illiquid securities are securities not traded on the open market. Certain securities may be difficult or impossible to sell at the time and price Affiliated Fund would like. Affiliate Fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors of Affiliated Fund to be liquid are not subject to this limitation, such as those purchased under Securities and Exchange Commission Rule 144A.

         High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. Affiliated Fund will not invest more than 5% of its assets measured at the time of investment in high yield debt securities.

         Affiliated Fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering Affiliated Fund's securities, if the borrower defaults. Affiliated Fund will limit its securities loans to 30% of its total assets.

         An investment in Affiliated Fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

         In addition to the risks described for Affiliated Fund, an investment in Real Silk is also subject to a risk of lack of liquidity and variation in the amount of discount between the market price per share for Real Silk shares and the net asset value per share.

         Real Silk shares are traded in the over-the-counter market. There has historically been very limited trading in Real Silk shares. While market makers normally offer to purchase Real Silk shares at a specific price, that bid generally is only good for 100 shares. Therefore, if a shareholder desired to liquidate his or her investment in Real Silk, it would be difficult, if not impossible, to liquidate a substantial position in a relatively short time without a substantial discount from even the quoted market price.

         Like many closed-end funds, Real Silk shares have historically traded at a substantial discount from Real Silk=s net asset value per share. By way of example, Real Silk recently had a net asset value per share of approximately $957 and the bid price received from the market makers was only $650. In addition, one market maker had suspended its bid pending outcome of the Merger that you are being asked to consider.

                               VOTING INFORMATION

WHO IS ENTITLED TO VOTE?

         Shareholders as of the close of business on November 4, 1999 (the "Record Date"), are entitled to vote at the Special Meeting. Each shareholder is entitled to one vote for each share of Real Silk Common Stock held on the Record Date. A total of 164,683 shares were issued and outstanding as of the Record Date.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT?

         The affirmative vote of a majority of outstanding Real Silk shares entitled to vote as of the Record Date is required to approve the Agreement and the Merger. Abstentions and broker non-votes will have the same effect as a vote against the Agreement and Merger.

         A quorum is necessary for the transaction of business at the Special Meeting. A majority of the outstanding shares, present or represented by proxy, will constitute a quorum. Properly executed and returned proxies, regardless of the vote indicated, will be considered to be present for the purpose of determining the existence of a quorum.

         Daniel R. Efroymson, the President of Real Silk, Mary Ann Stein, a Director of Real Silk and Mr. Efroymson's sister, other members of their families, and the Moriah Fund, Inc., for which Ms. Stein serves as President, own in the aggregate 141,706 shares, representing approximately 86.05% of the outstanding shares. Each of these shareholders is expected to vote in favor of the Agreement and the Merger.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

         Sign and date the enclosed proxy and return it in the prepaid envelope. If you return your signed proxy but do not indicate how you wish to vote, your shares will be voted FOR the Agreement and the Merger.

CAN I REVOKE MY PROXY?

         You have the right to revoke your proxy at any time before the meeting by (1) submitting a written notice of revocation to the Real Silk President or Secretary or (2) submitting a later-dated proxy. You also may revoke your proxy by voting in person at the Special Meeting.

ARE THERE DISSENTERS' RIGHTS?

         Real Silk shareholders have dissenters' rights pursuant to Chapter 44 of the Indiana Business Corporation Law. Chapter 44 provides that Real Silk shareholders have the right to demand payment in cash for the fair value of their shares immediately before the effectiveness of the Merger, excluding any appreciation or depreciation in value in anticipation of the Merger unless a court determines that such exclusion would be inequitable. To claim this right, a Real Silk shareholder must:

     (1) before the vote is taken, deliver to Real Silk written notice of the shareholder's intent to demand payment for the shares if the Merger is effectuated, and

     (2) not vote in favor of the Merger in person or by proxy at the Real Silk Special Meeting.

         If the Merger is approved by the Real Silk shareholders, Real Silk will send a notice of dissenters' rights to those Real Silk shareholders satisfying the above conditions. The notice will be sent within ten days after shareholder approval of the Agreement and Merger and will be accompanied by a copy of Chapter 44. The notice will state the procedures any dissenting Real Silk shareholders must follow to perfect the exercise of their dissenters' rights in accordance with Chapter 44.

         THE RIGHT OF A REAL SILK SHAREHOLDER TO DISSENTERS' RIGHTS IS CONTINGENT UPON THE SHAREHOLDER'S STRICT COMPLIANCE WITH THE REQUIREMENTS OF CHAPTER 44. TO PERFECT DISSENTERS' RIGHTS, A REAL SILK SHAREHOLDER MUST DELIVER A WRITTEN DEMAND FOR PAYMENT IN ACCORDANCE WITH THE REQUIREMENTS OF CHAPTER 44 AND MUST NOT VOTE IN FAVOR OF THE MERGER.

         Real Silk shareholders who execute and return the enclosed proxy but do not indicate how they are voting on the Agreement and Merger will be deemed to have voted in favor of the Agreement and Merger and, accordingly, to have waived their dissenters' rights, unless they revoke the proxy before its being voted.

         Upon consummation of the Merger, Real Silk will pay any dissenting Real Silk shareholder who has complied with all requirements of Chapter 44 Real Silk's estimate of the fair value of the shares immediately before the Merger, excluding any appreciation in value in anticipation of the Merger. Management believes that the fact that Real Silk shares traditionally have traded at a substantial discount to net asset value is likely to be considered in determining its estimate of fair value of shares held by any dissenting shareholders. For a discussion of the federal income tax consequences for dissenting Real Silk shareholders, see "Information About the Merger -- What Are the Tax Consequences of the Merger?"

         Dissenting shareholders can object to the fair value established by Real Silk by stating their estimate of the fair value and demanding payment of the additional amount claimed as the fair value within 30 days after Real Silk makes or offers payments for the dissenters' shares. Real Silk can elect to agree to the dissenters' fair value demand or can commence an action in the Circuit or Superior Court of Marion County, Indiana, within 60 days after receiving the demand for payment for a judicial determination of the fair value. The Court can appoint appraisers to determine the fair value. The costs of the proceeding, including compensation and expenses of the appraisers, counsel for the parties, and experts, will be assessed against all parties to the action in such amounts as the Court finds equitable. Each dissenter made a party to the action will be entitled to receive the amount, if any, by which the Court finds the fair value of the dissenters' shares, plus interest, exceeds the amount previously paid by Real Silk to the dissenters.

WHAT OTHER SOLICITATIONS WILL BE MADE?

         It is anticipated that solicitations of proxies will be made primarily by mail, but officers of Real Silk also may solicit proxies by telephone or personal interview.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

         Approval of the Agreement and the Merger are the only items currently scheduled to be voted upon at the Special Meeting. Real Silk does not anticipate any other items being submitted to a shareholder vote at the meeting.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         There are issued and outstanding 164,683 shares of $5 Par Value Common Stock, the only class of voting securities of Real Silk.

         The following table sets forth certain information with regard to persons known to the management of Real Silk to have beneficial ownership of more than 5% of Real Silk=s stock:

                         Name and Address                     Amount and Nature              Percent
Title of                 of Beneficial                        of Beneficial                  of
Class                    Owner                                Ownership                      Class  (1)
-----                    -----                                ---------                      ----------

$5 Par Value             Daniel R. Efroymson                  36,530  (2)                    22.2
Common                   Indianapolis, Indiana

$5 Par Value             Mary Ann Stein                       95,129  (3)                    57.8
Common                   Moriah Fund, Inc.
                         Washington, D.C.

$5 Par Value             Bank One Corporation                 48,862  (4)                    29.6
Common                   Chicago,  Illinois

$5 Par Value             The Northern Trust Corporation       25,645  (5)                    15.5
Common                   Chicago, Illinois

Note (1):         Some of the shares reported in footnotes 2, 3, 4 and 5
                  are held in accounts of which more than one reporting person has beneficial ownership. These shares are reported as beneficially owned by each such reporting person under the "shared" categories resulting in the total shares reported in those categories exceeding the actual number of shares involved.

Note (2):         Management is advised that Daniel R. Efroymson has sole
                  dispositive and voting power with respect to 5,233 shares and shared voting and dispositive power with respect to 31,297 shares, according to a Schedule 13-G dated February 16, 1999.

Note (3):         Management is advised that Moriah Fund, Inc. and Mary Ann
                  Stein exercise sole voting power with respect to 77,000 shares and 6,905 shares, respectively; Moriah Fund, Inc. and Mary Ann
                  Stein exercise sole dispositive power with respect to 51,333 shares and 6,905 shares, respectively; and that Mary Ann Stein exercises shared voting and dispositive power with respect to 11,224 shares, according to a Schedule 13-G dated February 16, 1999.

Note (4):         Management is advised that Bank One Corporation exercises
                  sole voting and dispositive power with respect to 7,188 shares and shared voting and dispositive power with respect to 41,674 shares, according to a Schedule 13-G dated February 1, 1999.

Note (5):         Management is advised that The Northern Trust Corporation
                  exercises shared voting and dispositive power with respect to 25,645 shares, according to a Schedule 13-G dated July 6, 1999.

         The following table sets forth certain information as of April 6, 1998, with respect to the beneficial ownership of the outstanding common stock of Real Silk Investments, Incorporated, by persons named therein who are Directors, and by all Directors and Executive Officers as a group as reported by each person.

                                                                                              Percent
Title of                   Name of                            Amount and Nature               of
Class                    Beneficial Owner                     of Beneficial Ownership         Class
-----                    ----------------                     -----------------------         -----
$5 Par Value
Common Stock             Daniel R. Efroymson                        36,530 (1)                22.2
                         Loralei M. Efroymson                        5,068                     3.l
                         Herbert D. Falender                         l,488                      .9
                         Mary Ann Stein                              6,905                     4.2
                         Norman C. Kleifgen, Jr.                        -                        -
                         Terry W. Bowmaster                             -                        -
                         Samuel L. Odle                                 -                        -
                         Jeremy D. Efroymson                         1,715                     1.0
                         Gideon J. Stein                             1,440                      .9
                         Directors and Executive Officers
                           as a Group (13 in number)                55,973                    34.0

Note (1):         The 36,530 shares reported by Daniel R. Efroymson
                  includes 5,068 shares owned by his spouse, Loralei M.
                  Efroymson, and 1,715 shares owned by his adult son, Jeremy D.
                  Efroymson. Of the 36,530 shares reported, Daniel R. Efroymson has sole voting and investment power with respect to 5,233 shares and shared voting and investment power with respect to 31,297 shares.

         The following table sets forth certain information as to persons known to the management of Affiliated Fund to have beneficial ownership or ownership of record of more than five percent of Affiliated Fund's common stock as of August 17, 1999.

         Class A:        Edward Jones & Co. - 13.96%
                         201 Progress Pkwy
                         Maryland Hts, MO 63043

         The amount of shares of Affiliated Fund owned by its officers and directors, as a group, is less than one percent of the common shares.

                        INFORMATION ABOUT AFFILIATED FUND

         Information about Affiliated Fund is included in the Affiliated Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Affiliated Fund is included in its Statement of Additional Information, which has been filed with the SEC and is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement. You may request a free copy of Affiliated Fund's Statement of Additional Information by calling 800-426-1130 or by writing to Affiliated Fund at 767 Fifth Avenue, New York, NY 10153. Affiliated Fund's Semi-Annual Report to Shareholders for the six months ended April 30, 1999 is attached to and considered a part of this Prospectus/Proxy Statement.

         Affiliated Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet site at http://www.sec.gov.


                           INFORMATION ABOUT REAL SILK

         Real Silk was incorporated under the laws of the state of Illinois in 1923 under the name Real Silk Hosiery Mills, Incorporated. For several years it was generally engaged in the business of manufacture and sale of silk hosiery. Following the invention of nylon, the nature of Real Silk's business changed and a substantial portion of its assets were sold. In 1968 Real Silk Hosiery Mills Incorporated was redomesticated as an Indiana corporation through a merger into an Indiana corporation with the same name. In December 1968, Real Silk Hosiery Mills Incorporated registered with the Commission as an investment company under the 1940 Act. In 1989, Real Silk elected to be treated as a regulated investment company under the Internal Revenue Code and subsequently amended its Articles of Incorporation to change its name to the present Real Silk Investments, Incorporated.

         Additional information about Real Silk is included in its Annual Report to Shareholders dated January 22, 1999 and the Six Months Report to shareholders dated August 26, 1999. These reports have been filed with the SEC. You may request free copies of these reports and other information relating to Real Silk by writing to Real Silk at 445 N. Pennsylvania Street, Suite 500, Indianapolis, IN 46204. Reports and other information filed by Real Silk can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet site at http://www.sec.gov.

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

  A Form of Agreement and Plan of Merger between Real Silk Investments, Incorporated and Lord Abbett Affiliated Fund, Inc.

  B                 Prospectus of Lord Abbett Affiliated Fund, Inc. dated March
                    1, 1999.

  C Semi-Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc. dated April 30, 1999.

                        LORD ABBETT AFFILIATED FUND, INC.

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                               November 4, 1999

This Statement of Additional Information contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") of Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund") dated November 4, 1999 relating to the merger of Real Silk Investments, Inc. ("Real Silk") into Affiliated Fund. Affiliated Fund's Statement of Additional Information dated March 1, 1999 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is not a Prospectus/Proxy Statement and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This Statement should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement or Affiliated Fund's Statement of Additional Information by writing Affiliated Fund, 767 Fifth Avenue, New York, NY 10153 or by calling 800-426-1130.

                Independent Accountants and Financial Statements

Deloitte & Touche LLP are the independent accountants for the Affiliated Fund, providing audit services in connection with the review of various Securities and Exchange Commission filings for the Affiliated Fund. KPMG LLP are the independent accountants for Real Silk, providing audit services in connection with the review of various Securities and Exchange Commission filings for Real Silk. The following documents are incorporated by reference into this Statement of Additional Information: (1) the Report of Independent Accountants and financial statements included in the Affiliated Fund's Semi-Annual Report for six months ended April 30, 1999 filed electronically on July 12, 1999 (File No. 811-3), and (ii) the Report of Independent Accountants and financial statements included in Real Silk's Annual Report for the fiscal year ended December 31, 1998, filed electronically on January 22, 1999 (File No. 811-01788). The audited financial statements for the Affiliated Fund incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP, given on their authority as experts in auditing and accounting. The audited financial statements for Real Silk incorporated by reference into the Prospectus/Proxy Statement and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of KPMG LLP given on their authority as experts in auditing and accounting.

                                Table of Contents

                                                                            Page
                                                                            ----

Independent Accountants and Financial Statements                               1

General Information and History                                                2

Investment Objective and Policies.                                             2

Management                                                                     3

Investment Advisory and Other Services                                         6

Brokerage Allocation and other Practices                                       6

Tax Status                                                                     7




                         General Information and History

         Real Silk has been an investment company registered with the SEC and has engaged in no other business activities in the last five years. Real Silk has not changed its name in the last five years.

                        Investment Objective and Policies

         The investment objectives and policies of Real Silk are discussed in the Prospectus/Proxy Statement under the section entitled "Comparison of Investment Goals and Policies." The fundamental investment policies of Real Silk are very general and provide a great deal of latitude to management in making investment decisions. Real Silk's policies do not restrict its ability to issue senior securities; make short sales, purchases on margin, and write put and call options; borrow money; underwrite securities of other issuers; concentrate its investments in a particular industry or group of industries; buy or sell real estate and real estate mortgage loans; buy or sell commodities or commodities contracts, including futures contracts; or make loans. Nevertheless, Real Silk has limited its investments in the manner discussed in the section of the Prospectus/Proxy Statement entitled "Comparison of Investment Goals and Policies." Real Silk does have an available line of credit upon which it can draw if a cash short fall should ever occur. Real Silk does not use the line of credit for investment purposes and has not drawn against the line in excess of 5 years.

                                   Management

         The following table sets forth the name, age, position with Real Silk and principal occupation during the most recent five years for each of the members of the Board of Directors and the executive officers of Real Silk.

Robert L. Beal, 57, Director since 1998
     Partner, The Beal Companies, LLP, a real estate developer and appraiser (1976 to present).

Terry W. Bowmaster, 53, Director since 1993
     Controller, Yavapay College, Prescott, Arizona (1998 to present); Independent investor (1997 to 1998); Managing Associate, Oxford Financial Advisors Corporation (1997); Senior Vice President for Finance and Administration, Butler University (1992 to 1997).

William A. Carter, 67, Director since 1998
     Self-employed business consultant (1991 to present); Retired Partner of Ernst & Young.

Daniel R. Efroymson*, 57, Director since 1983
     President and Treasurer of Company (1989 to present); First Vice President of Moriah Fund, Inc. (1993 to 1998); Vice President of Moriah Fund, Inc. (1986 to 1993); Secretary and Treasurer of Moriah Fund, Inc. (1985 to
     1998); Managing partner, SEE Investors; Director of Lincoln National Corporation; and Director of NBD Bank, N.A. Indiana and its predecessor, Indiana National Bank (1985 to 1998).

Loralei M. Efroymson*, 57, Director since 1989
     Vice President of Company (1989 to present); Second Vice President of Moriah Fund, Inc. (1993 to 1998); Assistant Vice President of Moriah Fund, Inc. (1989 to 1993); Partner, SEE Investors.

Herbert D. Falender*, 83, Director since 1969
     Retired, President of Falender Iron & Metal Corporation.

Peter Z. Grossman, Ph.D., 51, Director since 1998
     Clarence Efroymson Chair and Associate Professor of Economics, Butler University (1994 to present); Visiting Assistant Professor of Economics, Washington University, St. Louis, Missouri (1993 to 1994).

Norman C. Kleifgen, Jr., 62, Director since 1987
     Senior Vice President Indiana Capital Management (1999 to Present); First Vice president, NBD Bank, N.A. (1994 to 1999); First Vice President and Trust Officer of NBD Bank, N.A.

     (1994); Vice president and Trust Officer of NBD Bank, N.A. and its predecessor, Indiana National Bank (1982 to 1994);.

Samuel J. Odle, 50, Director since 1995
     Chief Operating Officer - Clinical Services - Clarian Health Partners, Inc. (1997 to present); Senior Vice President/Chief Operating Officer - Methodist/IU/Riley Hospitals (1996 to 1997); Chief Operating Officer - Clinical Services, Methodist Hospital of Indiana, Inc. (1994 to 1996); Senior Vice President, Hospital Operations, Methodist Hospital of Indiana, Inc. (1986 to 1994).

Eli J. Segal, 56, Director since 1998
     President and Chief Executive Officer, The Welfare to Work Partnership (1997 to present); Director of Federal National Mortgage Association; Director of Tower Air; Assistant to the President of the United States (1993 to 1996); Director and Chief Executive Officer, Corporation for National Service (1993 to 19954); Chief Financial Officer of Presidential Transition (1992); Chief of Staff, Clinton for President (1992); President, B & P Publishing Co. (1991 to 1993); President, Bits & Pieces, Inc. (1984 to 1993).

Gideon J. Stein*, 27, Director since 1998
     Partner, Monkey Rock Interactive, LLC (1997 to present); Executive Vice President, Movie Magazine, LLC (1997 to present); Partner, I.F. Holdings, LLC (1997 to present); Chief Executive Officer and Partner, Axxis Magazine, Inc. (1994 to 1997).

Mary Ann Stein*, 54, Director since 1994
     President of Moriah Fund, Inc. (1989 to present).

     The following are Executive Officers of Real Silk:

Daniel R. Efroymson*
     President, Treasurer and Director

Loralei M. Efroymson*
     Vice President and Director

Jeremy D. Efroymson*, 30
     Vice President of Company (1997 to present); Attorney, Arthur and Efroymson, Attorneys at Law (1997 to present); President and Secretary, Blue Diamond Computers, Inc. (1997); Law Clerk, Ortiz and Associates
     (1996); Law Clerk, William A. Karnezis and Associates (1994 to 1995); Associate, Prudential Insurance (1995).

---------------------
* Daniel R. Efroymson, Loralei M. Efroymson, Mary Ann Stein, Gideon J. Stein, and Jeremy D. Efroymson are "interested persons" because they are directors, officers or family members of directors or officers of Real Silk, and Mary Ann Stein is also the president and a director of, Moriah Fund, Inc., which holds more than 5% of the outstanding shares of the Company.

     Loralei M. Efroymson is the spouse of Daniel R. Efroymson. Mary Ann Stein is the sister of Daniel R. Efroymson. Herbert D. Falender is the uncle of Daniel R. Efroymson and Mary Ann Stein. Gideon J. Stein is the son of Mary Ann Stein, the nephew of Daniel R. Efroymson and Loralei M. Efroymson, and the cousin of Jeremy D. Efroymson. Jeremy D. Efroymson is the son of Daniel Efroymson and Loralei M. Efroymson, the nephew of Mary Ann Stein, and the cousin of Gideon J. Stein.

         The following table sets forth the compensation for each of the directors of Real Silk and for each executive officer of Real Silk with compensation in excess of $60,000 for the year ended December 31, 1998.

---------------------------------------- ------------------ ------------------- ------------------ ------------------
Name of Person                               Aggregate          Pension or          Estimated            Total
Position                                   Compensation         Retirement       Annual Benefits     Compensation
                                               from          Benefits Accrued    Upon Retirement         From
                                             Real Silk       as Part of Fund           (3)             Real Silk
                                                               Expenses (2)
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Robert L Beal
Director                                      $1,400               N/A                 N/A              $1,400
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Terry W. Bowmaster
Director                                      $3,700               N/A                 N/A              $3,700
---------------------------------------- ------------------ ------------------- ------------------ ------------------
William A. Carter
Director                                      $2,300               N/A                 N/A              $2,300
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Daniel R. Efroymson (4)
President, Treasurer and Director             $60,001             $3,000           See Note 3           $63,001
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Loralei M. Efroymson (4)
Vice President and Director                 See Note 1            $1,250           See Note 3         See Note 1
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Jeremy D. Efroymson
Vice President                              See Note 1             N/A                 N/A            See Note 1
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Herbert D. Falender
Director                                      $4,000               N/A                 N/A              $4,000
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Peter Z. Grossman
Director                                      $2,000               N/A                 N/A              $2,000
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Norman C. Kleifgen, Jr.
Director                                      $4,000               N/A                 N/A              $4,000
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Samuel L. Odle
Director                                      $3,400               N/A                 N/A              $3,400




---------------------------------------- ------------------ ------------------- ------------------ ------------------
Eli J. Segal
Director                                      $1,400               N/A                 N/A              $1,400
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Gideon J. Stein
Director                                      $2,600               N/A                 N/A              $2,600
---------------------------------------- ------------------ ------------------- ------------------ ------------------
Mary Ann Stein
Director                                      $3,700               N/A                 N/A              $3,700
---------------------------------------- ------------------ ------------------- ------------------ ------------------
All Directors and Executive Officers
(13 persons)                                 $130,766             $4,250           See Note 3          $135,106
---------------------------------------- ------------------ ------------------- ------------------ ------------------

Note (1):      The officer of Real Silk does not receive compensation in excess of $60,000 per year; accordingly, the officer's compensation is therefore not separately disclosed.

Note (2):      Pursuant to Real Silk's Defined Contribution Retirement Plan, an
               aggregate total of $4,250 was paid to the Trustee of the Plan for the calendar year 1998, on behalf of all Executive Officers. That sum is not included in the Aggregate Compensation from Real Silk column but is included in the Total Compensation From Real Silk column for all Directors and Executive Officers. Directors who are not officers are not eligible for the Plan.

Note (3):      As a defined contribution plan, estimated annual benefits are not readily calculable.

Note (4):      Director of Real Silk who is also an officer and therefore does not receive compensation in capacity of a director.


                     Investment Advisory and Other Services

         Real Silk does not have an external investment advisor. All investment and related decisions are made by the officers, directors and employees of Real Silk. No services are supplied by or performed by an outside investment advisor.

         Bank One Trust Company, N.A., 100 East Broad Street, Columbus, OH., 43271-0152 is the sole custodian for Real Silk. Bank One Trust Company, N.A. maintains custody of Real Silk's portfolio securities and provides no other services to Real Silk.

         KPMG, 135 N. Pennsylvania Street, Indianapolis, IN.,46204 is the independent accountants to Real Silk. KPMG provides normal auditing and accounting services and assists in the preparation and filing of applicable tax returns and other required tax related documents. KPMG provides no other services to Real Silk.

                    Brokerage Allocation and other Practices

         Purchases and sales of securities are effected through broker-dealers, all of which are independent of, and not affiliated with, Real Silk. Commissions are negotiated on the basis of information available regarding prevailing applicable commissions rates. The aggregate amount of commissions paid for the years ended December 31, 1998, 1997 and 1996 are $1,400, $2,800 and $1,980
respectively.

         In selecting broker-dealers to effectuate trades, Real Silk considers a number of factors, including primarily the accuracy, timeliness and effectiveness of execution of trades and the reasonableness of commission rates and mark-ups in light of information available concerning applicable commission rates from other broker-dealers. Real Silk also uses a variety of broker-dealers in executing trades. Other than execution of trades, the only service received from broker-dealers is the receipt of research reports and recommendations. The research reports and recommendation are of the type which are generally available to the broker/dealer's clients. In the event Real Silk determines to purchase or sell securities which were recommended by, or the subject of research from, a particular broker/dealer, Real Silk will seek to execute the trade through that broker/dealer, so long as applicable commission rates are competitive with those available elsewhere. Real Silk receives no additional services, information or advice from broker-dealers and no one has authority to pay commissions in excess of that which another broker might charge other than as described above. Real Silk has no agreement or understanding with respect to allocation of brokerage transactions or commissions and has acquired no securities of brokerage firms or their parent corporations during the most recent fiscal year.

                                   Tax Status

         Real Silk is qualified as a regulated investment company and is qualified under Subchapter M of the Internal Revenue of 1986, as amended.

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                       REAL SILK INVESTMENTS, INCORPORATED

                                       AND

                        LORD ABBETT AFFILIATED FUND, INC.

                                  JULY 8, 1999


                                                 TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----
ARTICLE 1 - DEFINITIONS..................................................................................2
                  Section 1.1 - Affiliated Fund Comfort Letter or Buyer Comfort Letter...................2
                  Section 1.2 - Affiliated Fund Disclosure Schedule......................................2
                  Section 1.3 - Affiliated Fund Public Report............................................2
                  Section 1.4 - Affiliated Fund Shares or Buyer Shares...................................2
                  Section 1.5 - Affiliated Person........................................................2
                  Section 1.6 - Buyer....................................................................2
                  Section 1.7 - Buyer-owned Share........................................................2
                  Section 1.8 - Certificate of Merger....................................................2
                  Section 1.9 - Closing..................................................................2
                  Section 1.10 - Closing Date............................................................2
                  Section 1.11 - Code....................................................................2
                  Section 1.12 - Confidential Information................................................2
                  Section 1.13 - Conversion Ratio........................................................2
                  Section 1.14 - Definitive Real Silk Proxy Materials....................................3
                  Section 1.15 - Disinterested Director..................................................3
                  Section 1.16 - Dissenting Share........................................................3
                  Section 1.17 - Effective Time..........................................................3
                  Section 1.18 - Escrow Account..........................................................3
                  Section 1.19 - Escrow Agent............................................................3
                  Section 1.20 - Escrow Agreement........................................................3
                  Section 1.21 - Escrowed Affiliated Fund Shares.........................................3
                  Section 1.22 - Exchange Agent..........................................................3
                  Section 1.23 - Fairness Opinion........................................................3
                  Section 1.24 - GAAP....................................................................3
                  Section 1.25 - Hart-Scott-Rodino Act...................................................3
                  Section 1.26 - Indiana Business Corporation Law or BCL.................................3
                  Section 1.27 - IRS.....................................................................3
                  Section 1.28 - Joint Disclosure Document...............................................3
                  Section 1.29 - Knowledge...............................................................3
                  Section 1.30 - Merger..................................................................3
                  Section 1.31 - Merger Consideration....................................................4
                  Section 1.32 - Most Recent Semi-Annual Statement.......................................4
                  Section 1.33 - Most Recent Annual Statement............................................4
                  Section 1.34 - 1940 Act................................................................4
                  Section 1.35 - Ordinary Course of Business.............................................4
                  Section 1.36 - Party...................................................................4
                  Section 1.37 - Person..................................................................4
                  Section 1.38 - Prospectus..............................................................4
                  Section 1.39 - Real Silk or Target.....................................................4


                                               -i-




                  Section 1.40 - Real Silk Comfort Letter................................................4
                  Section 1.41 - Real Silk Disclosure Schedule...........................................4
                  Section 1.42 - Real Silk Public Report.................................................4
                  Section 1.43 - Real Silk Share or Target Share.........................................4
                  Section 1.44 - Real Silk Stockholder or Target Stockholder.............................4
                  Section 1.45 - Real Silk Third Party Acquisition Event.................................4
                  Section 1.46 - Registration Statement..................................................5
                  Section 1.47 - Requisite Real Silk Stockholder Approval................................5
                  Section 1.48 - Rule 12b-1..............................................................5
                  Section 1.49 - SEC.....................................................................5
                  Section 1.50 - Securities Act..........................................................5
                  Section 1.51 - Securities Exchange Act.................................................5
                  Section 1.52 - Security Interest.......................................................5
                  Section 1.53 - Special Real Silk Meeting or Special Target Meeting.....................5
                  Section 1.54 - Subsidiary..............................................................5
                  Section 1.55 - Superior Company Acquisition Transaction................................5
                  Section 1.56 - Surviving Corporation...................................................5
                  Section 1.57 - Takeover Proposal.......................................................5
                  Section 1.58 - Tax or Taxes............................................................5
                  Section 1.59 - Tax Returns.............................................................6

ARTICLE 2 - BASIC TRANSACTION............................................................................6
                  Section 2.1 -  The Merger..............................................................6
                  Section 2.2 -  The Closing.............................................................6
                  Section 2.3 -  Actions at the Closing..................................................6
                  Section 2.4 -  Effect of Merger........................................................6
                  Section 2.5 -  Real Silk Stockholders' Escrow Agreement................................8
                  Section 2.6 -  Escrow Account Expenses.................................................9
                  Section 2.7 -  Procedure for Payment...................................................9
                  Section 2.8 -  Closing of Transfer Records............................................10

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF REAL SILK.................................................10
                  Section 3.1 -  Organization, Qualification, and Corporate Power.......................10
                  Section 3.2 -  Articles of Incorporation, By-laws, etc................................10
                  Section 3.3 -  Capitalization.........................................................10
                  Section 3.4 -  Authorization of Transaction...........................................11
                  Section 3.5 -  Noncontravention.......................................................11
                  Section 3.6 -  Filings with the SEC...................................................11
                  Section 3.7 -  IRS Forms Provided to Stockholders.....................................12
                  Section 3.8 -  Financial Statements...................................................12
                  Section 3.9 -  Events Subsequent to Most Recent Annual Statement......................12
                  Section 3.10 - Undisclosed Liabilities................................................12
                  Section 3.11 -  Brokers' Fees.........................................................12
                  Section 3.12 -  Regulated Investment Company Status...................................12
                  Section 3.13 -  Acquired Asset Basis..................................................12

                                              -ii-




                  Section 3.14 -  Continuity of Business Enterprise.....................................12
                  Section 3.15 -  Taxes.................................................................13
                  Section 3.16 -  Disclosure............................................................13
                  Section 3.17 -  No Litigation.........................................................13
                  Section 3.18 -  Liquidation Basis of Accounting.......................................13
                  Section 3.19 - Entry Into Escrow Agreement............................................14

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF AFFILIATED FUND...........................................14
                  Section 4.1 -  Organization...........................................................14
                  Section 4.2 -  Capitalization.........................................................14
                  Section 4.3 -  Authorization of Transaction...........................................14
                  Section 4.4 -  Noncontravention.......................................................14
                  Section 4.5 -  Filings with the SEC...................................................15
                  Section 4.6 -  Brokers' Fees..........................................................15
                  Section 4.7 -  Regulated Investment Company Status....................................15
                  Section 4.8 -  Continuity of Business Enterprise......................................15
                  Section 4.9 -  Disclosure.............................................................15

ARTICLE 5 - COVENANTS...................................................................................16
                  Section 5.1 -  General................................................................16
                  Section 5.2 -  Notices and Consents...................................................16
                  Section 5.3 -  Regulatory Matters and Approvals.......................................16
                  Section 5.4 -  Fairness Opinion and Comfort Letters...................................17
                  Section 5.5 -  Operation of Business..................................................17
                  Section 5.6 -  Full Access............................................................20
                  Section 5.7 -  Notice of Developments.................................................20
                  Section 5.8 -  Exclusivity............................................................20
                  Section 5.9 -  Right of First Refusal.................................................21
                  Section 5.10 -  Certain Fees..........................................................21
                  Section 5.11 -  Insurance and Indemnification.........................................22
                  Section 5.12 -  Tax Matters...........................................................22

ARTICLE 6 - CONDITIONS TO OBLIGATION OF AFFILIATED FUND AND REAL SILK TO CLOSE..........................23
                  Section 6.1 -  Obligations of Affiliated Fund.........................................23
                  Section 6.2 -  Conditions to Obligation of Real Silk..................................25

ARTICLE 7 - TERMINATION.................................................................................26
                  Section 7.1 -  Termination of Agreement...............................................26
                  Section 7.2 -  Effect of Termination..................................................27

ARTICLE 8 - EVENTS FOLLOWING THE CLOSING................................................................27

ARTICLE 9 - MISCELLANEOUS...............................................................................28
                  Section 9.1 -  Survival...............................................................28
                  Section 9.2 -  Transfer Taxes.........................................................28

                                              -iii-


                  Section 9.3 -  Press Releases and Public Announcements................................28
                  Section 9.4 -  No Third Party Beneficiaries...........................................28
                  Section 9.5 -  Entire Agreement.......................................................28
                  Section 9.6 -  Succession and Assignment..............................................28
                  Section 9.7 -  Counterparts...........................................................28
                  Section 9.8 -  Headings...............................................................29
                  Section 9.9 -  Notices................................................................29
                  Section 9.10 -  Governing Law.........................................................30
                  Section 9.11 -  Jurisdiction, Venue...................................................30
                  Section 9.12 -  Waiver of Jury Trial..................................................30
                  Section 9.13 -  Amendments and Waivers................................................30
                  Section 9.14 -  Severability..........................................................30
                  Section 9.15 -  Expenses..............................................................30
                  Section 9.16 -  Construction..........................................................30
                  Section 9.17 -  Incorporation of Exhibits and Schedules...............................31

SCHEDULES
         Schedule 3 - Final Real Silk Disclosure Schedule
         Schedule 3.10 - Undisclosed Liabilities
         Schedule 4 - Final Affiliated Fund Disclosure Schedule
         Schedule 5.5.13 - Schedule Of Securities To Be Sold

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into on July 8, 1999, by and between Lord Abbett Affiliated Fund, Inc., a Maryland corporation ("Affiliated Fund" or "Buyer"), and Real Silk Investments, Incorporated, an Indiana corporation ("Real Silk" or "Target"). Affiliated Fund and Real Silk are referred to collectively herein as the "Parties".

     This Agreement is intended to be and is adopted as a "plan of reorganization," pursuant to which Real Silk will merge with and into Affiliated Fund in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Real Silk Stockholders, other than those who dissent from the merger and demand dissenters' rights as described in Section 2.4.7 of this Agreement, will receive shares of Class A common stock of Affiliated Fund in exchange for their shares of common stock of Real Silk, all upon the terms and conditions hereinafter set forth in this Agreement.

     Whereas, Real Silk is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, diversified, management investment company and Affiliated Fund is registered under the 1940 Act as an open-end diversified, management investment company and Real Silk and Affiliated Fund each own securities which generally are of the same type and would be permitted investments of either Party;

     Whereas, Affiliated Fund is authorized to issue additional shares of Class A common stock, including those intended to be issued pursuant to this Agreement;

     Whereas, the Board of Directors of Affiliated Fund, including a majority of the Disinterested Directors, has determined that the merger of Real Silk with and into Affiliated Fund in exchange for Affiliated Fund Shares is in the best interests of Affiliated Fund shareholders and that the interests of Affiliated Fund Stockholders would not be diluted as a result of this transaction;

     Whereas, the Board of Directors of Real Silk, including a majority of the Disinterested Directors, has determined that the merger of Real Silk with and into Affiliated Fund in exchange for Affiliated Fund Shares is in the best interests of Real Silk Stockholders, that the interests of Real Silk Stockholders would not be diluted as a result of this transaction, and that, subsequent to the consummation of the transaction contemplated by this Agreement, Real Silk would cease to exist.

     Now Therefore, for and in consideration of the mutual covenants and agreement hereinafter set forth, the Parties agree as follows:



AGREEMENT AND PLAN OF MERGER                                             PAGE 1

                             ARTICLE 1 - DEFINITIONS

     Capitalized terms used in this Agreement shall have the meanings set forth in this Article, unless otherwise defined.

     Section 1.1 - "Affiliated Fund Comfort Letter or Buyer Comfort Letter" has the meaning set forth in Section 5.4 below.

     Section 1.2 - "Affiliated Fund Disclosure Schedule" has the meaning set forth in the preamble to Article 4 below.

     Section 1.3 - "Affiliated Fund Public Report" has the meaning set forth in
Section 4.5 below.

     Section 1.4 - "Affiliated Fund Shares or Buyer Shares" means any share of the Class A common stock, $.001 par value per share, of Affiliated Fund.

     Section 1.5 - "Affiliated Person" has the meaning set forth in Section 2(a)(3) of the 1940 Act.

     Section 1.6 - "Buyer" has the meaning set forth in the preface above.

     Section 1.7 - "Buyer-owned Share" means any Real Silk Share that Affiliated Fund owns beneficially.

     Section 1.8 - "Certificate of Merger" has the meaning set forth in Section
2.3 below.

     Section 1.9 - "Closing" has the meaning set forth in Section 2.2 below.

     Section 1.10 - "Closing Date" has the meaning set forth in Section 2.2 below.

     Section 1.11 - "Code" has the meaning set forth in the preface above.

     Section 1.12 - "Confidential Information" means any information concerning the businesses and affairs of Real Silk. The term "Confidential Information" shall not include information which: (i) is already generally available to the public at the time of disclosure or subsequent to the time of disclosure and through no fault of Affiliated Fund, becomes generally available to the public, or (ii) becomes available from a third party not known by Affiliated Fund to be bound by a confidentiality undertaking, or (iii) is required to be disclosed by applicable law.

     Section 1.13 - "Conversion Ratio" has the meaning set forth in Section
2.4.5 below.

     Section 1.14 - "Definitive Real Silk Proxy Materials" means the definitive proxy materials or information statement relating to the Special Real Silk Meeting.

AGREEMENT AND PLAN OF MERGER                                             PAGE 2

     Section 1.15 - "Disinterested Director" means a director who is not an interested person as defined in Section 2(a)(19) of the 1940 Act and the rules adopted thereunder by the SEC.

     Section 1.16 - "Dissenting Share" means any Real Silk Share which any stockholder who or which has exercised dissenter's rights under the Indiana Business Corporation Law holds of record.

     Section 1.17 - "Effective Time" has the meaning set forth in Section 2.4.1 below.

     Section 1.18 - "Escrow Account" has the meaning set forth in Section 2.5 below.

     Section 1.19 - "Escrow Agent" has the meaning set forth in Section 2.5 below.

     Section 1.20 - "Escrow Agreement" has the meaning set forth in Section 2.5 below.

     Section 1.21 - "Escrowed Affiliated Fund Shares" has the meaning set forth in Section 2.5 below.

     Section 1.22 - "Exchange Agent" has the meaning set forth in Section 2.7.1 below.

     Section 1.23 - "Fairness Opinion" has the meaning set forth in Section 5.4 below.

     Section 1.24 - "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     Section 1.25 - "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Section 1.26 - "Indiana Business Corporation Law" or "BCL" means the Business Corporation Law of the State of Indiana, as amended.

     Section 1.27 - "IRS" means the Internal Revenue Service.

     Section 1.28 - "Joint Disclosure Document" means the disclosure document combining the Prospectus, the Definitive Real Silk Proxy Materials, including all information filed with the SEC on Form N-14.

     Section 1.29 - "Knowledge" means actual knowledge.

     Section 1.30 - "Merger" has the meaning set forth in Section 2.1 below.

     Section 1.31 - "Merger Consideration" has the meaning set forth in Section 2.4.5.

     Section 1.32 - "Most Recent Semi-Annual Statement" has the meaning set forth in Section 3.8 below.

AGREEMENT AND PLAN OF MERGER                                             PAGE 3

     Section 1.33 - "Most Recent Annual Statement" has the meaning set forth in
Section 3.8 below

     Section 1.34 - "1940 Act" has the meaning set forth in the preface above.

     Section 1.35 - "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     Section 1.36 - "Party" has the meaning set forth in the preface above.

     Section 1.37 - "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     Section 1.38 - "Prospectus" means Part A of the effective registration on Form N-14 of the Affiliated Fund Shares filed with the SEC under the Securities Act.

     Section 1.39 - "Real Silk or Target" has the meaning set forth in the preface above.

     Section 1.40 - "Real Silk Comfort Letter" has the meaning set forth in
Section 5.4 below.

     Section 1.41 - "Real Silk Disclosure Schedule" has the meaning set forth in the preamble to Article 3 below.

     Section 1.42 - "Real Silk Public Report" has the meaning set forth in
Section 3.6 below.

     Section 1.43 - "Real Silk Share or Target Share" means any share of the Common Stock, $5.00 par value per share, of Real Silk.

     Section 1.44 - "Real Silk Stockholder or Target Stockholder" means any Person who or which holds any Real Silk Shares.

     Section 1.45 - "Real Silk Third Party Acquisition Event" has the meaning set forth in Section 5.10 below.

     Section 1.46 - "Registration Statement" means the registration statement on Form N-14 filed with the SEC by Affiliated Fund under the Securities Act and the 1940 Act in connection with the Merger. 1.47 - "Requisite Real Silk Stockholder Approval" means the affirmative vote of the holders of a majority of the Real Silk Shares in favor of this Agreement and the Merger.

     Section 1.48 - "Rule 12b-1" means Rule 12b-1 promulgated under the 1940 Act by the SEC.

AGREEMENT AND PLAN OF MERGER                                             PAGE 4

     Section 1.49 - "SEC" means the United States Securities and Exchange Commission.

     Section 1.50 - "Securities Act" means the Securities Act of 1933, as amended.

     Section 1.51 - "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     Section 1.52 - "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     Section 1.53 - "Special Real Silk Meeting or Special Target Meeting" has the meaning set forth in Section 5.3.2 below.

     Section 1.54 - "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     Section 1.55 - "Superior Company Acquisition Transaction" has the meaning set forth in Section 5.10.

     Section 1.56 - "Surviving Corporation" has the meaning set forth in Section
2.1 below.

     Section 1.57 - "Takeover Proposal" has the meaning set forth in Section 5.8 below.

     Section 1.58 - "Tax or Taxes" means all federal, state, local and foreign taxes and other government assessments of a similar nature (whether imposed directly or through withholding), including excise taxes and any interest, additions to tax or penalties applicable to taxes.

     Section 1.59 - "Tax Returns" means all federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns relating to taxes, and any amendment to any of the foregoing.

                          ARTICLE 2 - BASIC TRANSACTION

     Section 2.1 - The Merger. On and subject to the terms and conditions of this Agreement, Real Silk shall merge with and into Affiliated Fund (the "Merger") at the Effective Time. Affiliated Fund shall be the corporation surviving the Merger (the "Surviving Corporation") and the separate existence of Real Silk shall cease.

AGREEMENT AND PLAN OF MERGER                                             PAGE 5

     Section 2.2 - The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place in Jersey City, New Jersey at a location to be determined, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing) or such other date as the Parties may mutually determine (the "Closing Date").

     Section 2.3 - Actions at the Closing. At the Closing, (i) Real Silk shall deliver to Affiliated Fund the various certificates, instruments, and documents referred to in Section 6.1 below, (ii) Affiliated Fund shall deliver to Real Silk the various certificates, instruments, and documents referred to in Section
6.2 below, (iii) Affiliated Fund and Real Silk shall file with the Secretary of State of the State of Maryland a Certificate of Merger in form and substance sufficient to comply with the provisions of applicable Maryland law (the "Maryland Certificate of Merger"), (iv) Real Silk and Affiliated Fund shall file with the Secretary of State of the State of Indiana a Certificate of Merger in form and substance sufficient to comply with the provisions of applicable Indiana law (the "Indiana Certificate of Merger") and (v) the Buyer shall deliver to the Exchange Agent in the manner provided below in Section 2.7 the certificates evidencing the Affiliated Fund Shares issued in the Merger.

     Section 2.4 - Effect of Merger.

          Section 2.4.1 The Merger shall become effective at the time (the "Effective Time") the Buyer and the Target file the Certificate of Merger with the Secretary of State of the State of Maryland. The Merger shall have the effect set forth in the Maryland General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Buyer or the Target in order to carry out and effectuate the transactions contemplated by this Agreement.

          Section 2.4.2 The Certificate of Incorporation of the Buyer in effect at and as of the Effective Time shall remain the Certificate of Incorporation of the Surviving Corporation immediately after the Effective Time without any modification or amendment in the Merger.

          Section 2.4.3 The By-laws of the Buyer in effect at and as of the Effective Time shall remain the By-laws of the Surviving Corporation immediately after the Effective Time without any modification or amendment in the Merger.

          Section 2.4.4 The directors and officers of the Buyer in office at and as of the Effective Time shall remain the directors and officers of the Surviving Corporation (retaining their respective positions and terms of office) immediately after the Effective Time, each to hold office in accordance with the Certificate of Incorporation and the By-laws of Affiliated Fund.

          Section 2.4.5 At and as of the Effective Time, each Real Silk Share (other than any Dissenting Share) shall be converted into the right to receive the number of whole

AGREEMENT AND PLAN OF MERGER                                             PAGE 6
     and fractional Affiliated Fund Shares determined by the net asset value per share of each Real Silk Share divided by the net asset value per share of each Affiliated Fund Share as of the close of business immediately following the Effective Time. The ratio so determined shall be referred to herein as the "Conversion Ratio" and the number of Affiliated Fund Shares received by the Real Silk Stockholders shall be referred to herein as the "Merger Consideration." Each Dissenting Share shall be converted into the right to receive payment from the Surviving Corporation with respect thereto in accordance with the provisions of the Indiana Business Corporation Law. The Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Real Silk Shares outstanding. No Real Silk Share shall be deemed to be outstanding or to have any rights after the Effective Time other than those set forth in this Section 2.4.5.

          Section 2.4.6 The net asset value per share for both the Affiliated Fund Shares and the Real Silk Shares shall be determined in accordance with the provisions of the 1940 Act and the rules and regulations adopted thereunder by the SEC and shall be determined in accordance with its normal valuation policies and procedures as utilized in its Ordinary Course of Business and, in the case of Affiliated Fund, as set forth in its Prospectus.

          Section 2.4.7 If any holders of Real Silk Shares dissent from the Merger and demand dissenters' rights under the BCL, any issued and outstanding shares of Real Silk held by such dissenting holders shall not be converted as described in Section 2.4.5 but shall from and after the Effective Time represent only the right to receive such consideration as may be determined to be due to such dissenting holders pursuant to the BCL; provided, however, that each Real Silk Share outstanding immediately prior to the Effective Time and held by a dissenting holder who shall, after the Effective Time, withdraw his demand for dissenters' rights or lose his right to exercise dissenters' rights shall have only such rights as provided under the BCL. Real Silk shall give prompt notice to Affiliated Fund of any dissent by Real Silk Stockholders that satisfies the requirements of the BCL to dissent from the Merger and grants to Affiliated Fund the right to negotiate with the dissenting stockholders. Real Silk further agrees it shall not enter into a settlement agreement with the dissenting stockholders without the advance written agreement of Affiliated Fund.

          Section 2.4.8 No formula or other adjustment shall be used to adjust the net asset value of the Real Silk Shares or the Affiliated Fund Shares to take into account differences in realized and unrealized gain and losses; provided, however, that Real Silk shall follow a liquidation accounting basis, including proper liquidation basis of accounting for all accruals, assets, liabilities and business liquidation costs.

          Section 2.4.9 The issuance of the Affiliated Fund Shares as the Merger Consideration shall not be subject to any front-end sales charges, contingent or otherwise, and shall be issued at net asset value per share. The Real Silk Stockholders receiving the Affiliated Fund Shares shall be entitled to designate a broker/dealer licensed with the SEC to receive the Rule 12b-1 service fees applicable to the Affiliated Fund Shares; provided that, the broker must have or become a party to, a selling agreement with Lord Abbett Distributor,

AGREEMENT AND PLAN OF MERGER                                             PAGE 7

     LLC. In the event a Real Silk Stockholder fails to designate a broker to receive the Rule 12b-1 service fees, the fees shall be treated in a manner identical to any other Affiliated Fund shareholder failing to designate a broker. In addition to the Affiliated Fund Shares acquired by the Real Silk Stockholders in connection with the Merger as Merger Consideration, Real Silk Stockholders shall be entitled to purchase additional Affiliated Fund Shares after the Closing Date at the sales charge determined in accordance with the terms of the current Prospectus for Affiliated Fund. Real Silk Stockholders shall be entitled to have capital gains distributions and income distributions reinvested at net asset value per share and without imposition of a deferred sales charge or redemption fee of any type, under the terms and conditions generally applicable to holders of Affiliated Fund Shares, in accordance with the current Prospectus for Affiliated Fund.

     Section 2.5 - Real Silk Stockholders' Escrow Agreement. At the Effective Time, in order to assist in the qualification of the Merger as a "reorganization" within the meaning of Section 368(a) of the Code, the Real Silk Stockholders will have determined to have placed into an escrow account (the "Escrow Account") an aggregate of sixty-five percent (65%) of the total number of Affiliated Fund Shares issued as the Merger Consideration (the "Escrowed Affiliated Fund Shares"). The Escrow Account shall be with either a federal or state chartered commercial bank, which shall serve as the escrow agent (the "Escrow Agent") pursuant to a written escrow agreement (the "Escrow Agreement"). The Escrowed Affiliated Fund Shares shall be held in the Escrow Account for a period of one year from the Closing Date and shall not be subject to sale, transfer or redemption prior to the expiration of such period. The number of Escrowed Affiliated Fund Shares, both whole and fractional, shall be determined on a pro rata basis for each Real Silk Stockholder. The Escrowed Affiliated Fund Shares shall be the property of, and issued in the name of, the Real Silk Stockholders, who shall be entitled to dividends and other distributions in respect of those shares and shall be entitled to vote the Escrowed Affiliated Fund Shares on the same terms and conditions that other Affiliated Fund stockholders vote their shares as set forth in Affiliated Fund's Articles of Incorporation, as amended. The Escrow Agreement shall provide that the escrow will terminate on the first anniversary of the Closing and the Escrow Agent shall deliver to the Real Silk Stockholders the Escrowed Affiliated Fund Shares as promptly as possible following the termination of the Escrow Agreement. All distributions, of whatever kind, with respect to the Escrowed Affiliated Fund Shares, whether paid in cash or reinvested in additional shares, shall not be subject to the Escrow Agreement and shall be paid directly to the Real Silk Stockholders or appropriately reflected on the records of Affiliated Fund and the applicable shareholder statements.

     Section 2.6 - Escrow Account Expenses. Real Silk shall pay all charges and expenses of the Escrow Agent or, to the extent such charges and expenses remain unpaid as of the Closing Date, such charges and expenses shall be taken into account as a liability for purposes of computing the net asset value of the Real Silk Shares pursuant to Section 2.4.6 of this Agreement.

     Section 2.7 - Procedure for Payment.

          Section 2.7.1 Immediately after the Effective Time, (A) the Buyer shall furnish to Peoples Bank & Trust Company, a commercial bank organized under the laws of the State of Indiana (the "Exchange Agent") stock certificates which in the aggregate represent that


AGREEMENT AND PLAN OF MERGER                                             PAGE 8
     number of Buyer Shares equal to the product of (i) the Conversion Ratio times (ii) the number of outstanding Target Shares (other than any Dissenting Shares and Buyer-owned Shares) and (B) the Buyer shall cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) in form and substance mutually agreeable to the Parties to this Agreement, to each record holder of outstanding Target Shares for the holder to use in surrendering the certificates which represented his, her or its Target Shares. Upon delivery to the Exchange Agent of the Target Shares in accordance with the terms in the letter of transmittal, the Target Shares shall be exchanged for: (i) a certificate representing the number of Buyer Shares to which Real Silk Stockholder is entitled to have immediate possession, which the Exchange Agent shall deliver to the Real Silk Stockholder, and (ii) a certificate, in the name of the Real Silk Stockholder representing the number of Buyer Shares subject to the Escrow Agreement, which the Exchange Agent shall deliver to the Escrow Agent.

          Section 2.7.2 The Buyer shall not pay any dividend or make any distribution on Buyer Shares (with a record date at or after the Effective
     Time) to any record holder of outstanding Target Shares until the holder surrenders for exchange the certificates which represented Target Shares. The Buyer instead shall pay the dividend or make the distribution to the Exchange Agent in trust for the benefit of the holder pending surrender and exchange. The Buyer may cause the Exchange Agent to invest any cash the Exchange Agent receives from the Buyer as a dividend or distribution in one or more of the permitted investments set forth in the agreement between the Buyer and the Exchange Agent; provided, however, that the terms and conditions of the investments shall be such as to permit the Exchange Agent to make prompt payments of cash to the holders of outstanding Target Shares as necessary.

          Section 2.7.3 The Buyer may cause the Exchange Agent to return any Buyer Shares and dividends and distributions thereon remaining unclaimed 180 days after the Effective Time, and thereafter each remaining record holder of outstanding Target Shares shall be entitled to look to the Buyer (subject to abandoned property, escheat, and other similar laws) as a general creditor thereof with respect to the Buyer Shares and dividends and distributions thereon to which he, she or it is entitled upon surrender of his, her or its certificates.

          Section 2.7.4 The Buyer shall pay all charges and expenses of the Exchange Agent.

     Section 2.8 - Closing of Transfer Records. After the close of business on the Closing Date, transfers of Real Silk Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of Real Silk, and Real Silk Shares shall be deemed to be shares of Affiliated Fund. No Real Silk employee shall be authorized to effect any transfer of Real Silk Shares after the Effective Time.

             ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF REAL SILK

         Real Silk represents and warrants to Affiliated Fund that the statements contained in this Article 3 are correct and complete as of the date of this Agreement and shall be, in all material respects, correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 3), except as

AGREEMENT AND PLAN OF MERGER                                             PAGE 9
set forth in the disclosure schedule attached as Schedule 3 to this Agreement (the "Real Silk Disclosure Schedule"). The Real Silk Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered sections contained in this Article 3.

     Section 3.1 - Organization, Qualification, and Corporate Power. Real Silk is a corporation duly organized and existing under the laws of the State of Indiana. Real Silk is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of Real Silk taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Real Silk has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Real Silk is not required to file Tax Returns in jurisdictions other than its jurisdiction of incorporation.

     Section 3.2 - Articles of Incorporation, By-laws, etc. Real Silk has provided true, correct and complete copies of its Articles of Incorporation, By-laws, corporate minutes and stock transfer book to Affiliated Fund.

     Section 3.3 - Capitalization. The entire authorized capital stock of Real Silk consists of 300,000 shares of common stock with a par value of $5.00 per share, of which 164,683 shares are issued and outstanding and 135,317 shares are authorized and unissued. All of the issued and outstanding Target Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Real Silk to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Target.

     Section 3.4 - Authorization of Transaction. Real Silk has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Real Silk shall not consummate the Merger unless and until it receives the Requisite Target Stockholder Approval and certain regulatory approval or passage or early termination of applicable waiting periods in accordance with Section
3.5 of this Agreement. This Agreement constitutes the valid and legally binding obligation of Real Silk, enforceable in accordance with its terms and conditions.

     Section 3.5 - Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, shall (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Real Silk is subject or any provision of the Articles of Incorporation or By-laws of Real Silk, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Real Silk is a party or by which it is bound or to which any of its assets are subject (or result in the imposition of any Security Interest upon any of its


AGREEMENT AND PLAN OF MERGER                                             PAGE 10
assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of Real Silk taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Other than in connection with the provisions of the Hart-Scott-Rodino Act, the Indiana Business Corporation Law, the Securities Exchange Act, the Securities Act, the 1940 Act, the Code and the Treasury Regulations thereunder, and the state securities laws, Real Silk does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     Section 3.6 - Filings with the SEC. Real Silk has made, for the most recent three (3) years, all filings with the SEC that it has been required to make under the Securities Act, the Securities Exchange Act and the 1940 Act (collectively the "Real Silk Public Reports"). Each of the Real Silk Public Reports complies with the Securities Act, the Securities Exchange Act and the 1940 Act in all material respects. None of the Real Silk Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Real Silk has delivered to the Buyer a correct and complete copy of each Real Silk Public Report (together with all exhibits and schedules thereto and as amended to date).

     Section 3.7 - IRS Forms Provided to Stockholders. Real Silk has provided to its stockholders, for each of the three most recent years, all Tax Returns required to be so provided by applicable law.

     Section 3.8 - Financial Statements. Real Silk has filed Semi-Annual Reports on Form NSAR for the period ended June 30, 1998 (the "Most Recent Semi-Annual Statement"), and an Annual Report on Form NSAR for the fiscal year ended December 31, 1998 (the "Most Recent Annual Statement"). The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, and present fairly the financial condition of Real Silk as of the indicated dates and the results of operations of Real Silk, for the indicated periods, and are correct and complete in all respects, and are consistent with the books and records of Real Silk.

     Section 3.9 - Events Subsequent to Most Recent Annual Statement. Since the Most Recent Annual Statement, there has not been any material adverse change in the financial condition, business or affairs of Real Silk, taken as a whole.

     Section 3.10 - Undisclosed Liabilities. Other than as specified in Schedule
3.10 attached to this Agreement, Real Silk has no liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes, except for (i) liabilities set forth on the face of the balance sheet dated as of the Most Recent Annual Statement (including the notes attached thereto) and (ii) liabilities which have arisen after the Most Recent Annual Statement in the Ordinary Course of Business (none of which results from, arises out of,


AGREEMENT AND PLAN OF MERGER                                             PAGE 11
relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     Section 3.11 - Brokers' Fees. Real Silk has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement other than U.S. Bancorp Piper Jaffray, Inc.

     Section 3.12 - Regulated Investment Company Status. Real Silk qualified and has elected to be treated as a regulated investment company, within the meaning of Section 851 of the Code, as of January 1, 1989, and since that time Real Silk has continuously qualified as a regulated investment company and shall continue to do so until the Closing Date.

     Section 3.13 - Acquired Asset Basis. Real Silk does not hold, and will not hold as of the Closing Date, any asset formerly held by a "C Corporation" that would, if sold, be subject to a corporate-level tax as provided in IRS Notice 88-19.

     Section 3.14 - Continuity of Business Enterprise. Real Silk owns, and as of the Closing Date, will own (after taking into account the sale of portfolio securities required by Section 5.5.13 of this Agreement) at least fifty percent (50%) of its historic business assets. Specifically, as of the Effective Time, Real Silk will continue to hold portfolio securities that it owned on April 30, 1999, equal in value to at least fifty percent (50%) of the value of the total amount of portfolio securities that it held on April 30, 1999. For purposes of the preceding sentence, the term "value" shall mean fair market value as of April 30, 1999. Real Silk operates, and as of the Closing Date will operate, its historic business as an investment company which seeks long-term growth of capital and income, without excessive fluctuations in market value, through investments, including securities of large companies.

     Section 3.15 - Taxes. Real Silk has filed with the appropriate governmental authorities all income Tax Returns and all other Tax Returns required to be filed by it and paid in full all Taxes required to be paid by it for all periods or portions thereof. No federal, state, local or foreign audits or other administrative proceedings or judicial proceedings are presently pending with regard to any Taxes or Tax Returns of Real Silk. No Tax deficiencies have been asserted or threatened against Real Silk by any taxing authority that have not been resolved and fully paid. The Real Silk Disclosure Schedule list all states, cities or other jurisdictions in which Real Silk (i) is currently subject to any obligation to file Tax Returns or (ii) has filed a Tax Return within the last three (3) years. Real Silk has no Knowledge of any investigation pending, threatened or likely to be commenced by any taxing authority for any jurisdiction where Real Silk does not file Tax Returns that may lead to an assertion by such taxing authority that Real Silk is or may be subject to Tax in such jurisdiction. The applicable statue of limitations for the assessment of federal income taxes has expired for all periods through and including the year ended December 31, 1994.

     Section 3.16 - Disclosure. The Definitive Real Silk Proxy Materials shall comply with the Securities Exchange Act and the 1940 Act in all material respects. The Definitive Real Silk Proxy Materials shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under


AGREEMENT AND PLAN OF MERGER                                             PAGE 12
which they shall be made, not misleading; provided, however, that Real Silk makes no representation or warranty with respect to any information that Affiliated Fund shall supply specifically for use in the Definitive Real Silk Proxy Materials. None of the information that Real Silk shall supply specifically for use in the Registration Statement, the Prospectus, or the Definitive Real Silk Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

     Section 3.17 - No Litigation. No litigation, injunction or governmental proceedings are threatened or pending which, if determined adversely to Real Silk, would affect the validity of the Merger or materially affect the net asset value of Real Silk.

     Section 3.18 - Liquidation Basis of Accounting. In preparing the balance sheet required for the Closing, Real Silk has applied the liquidation basis of accounting with respect to all assets, accruals and other liabilities necessary to liquidate its business.

     Section 3.19 - Entry Into Escrow Agreement. At or prior to the Closing of the Merger, Real Silk shall have negotiated and entered into an Escrow Agreement to establish the Escrow Account as specified in Section 2.5 of this Agreement.

          ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF AFFILIATED FUND

     Affiliated Fund represents and warrants to Real Silk that the statements contained in this Article 4 are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 4), except as set forth in the disclosure schedule attached as Schedule 4 to this Agreement (the "Affiliated Fund Disclosure Schedule"). The Affiliated Fund Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered sections contained in this Article 4.

     Section 4.1 - Organization. Affiliated Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

     Section 4.2 - Capitalization. The entire authorized capital stock of Affiliated Fund consists of 1,500,000,000 shares of which 1,150,000,000 are designated as Class A shares. As of date of this Agreement, Affiliated Fund has, and as of the Effective Time shall have, sufficient authorized but unissued Class A shares to consummate the Merger. All of the Affiliated Fund Shares to be issued in the Merger have been duly authorized and, upon consummation of the Merger, shall be validly issued, fully and nonassessable.

     Section 4.3 - Authorization of Transaction. Affiliated Fund has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder, provided, however, that Affiliated Fund shall not consummate the Merger unless and until it receives certain regulatory approval or passage or early termination of applicable waiting periods in accordance with Section 4.4 of this Agreement. This Agreement constitutes the


AGREEMENT AND PLAN OF MERGER                                             PAGE 13
valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions.

     Section 4.4 - Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, shall (i) violate any, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of the charter or By-laws of Affiliated Fund, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement. Other than in connection with the provisions of the Hart-Scott-Rodino Act, the Maryland General Corporation Law, the Securities Exchange Act, the Securities Act, the 1940 Act, the Code and the Treasury Regulations thereunder, and the state securities laws, Affiliated Fund does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     Section 4.5 - Filings with the SEC. Affiliated Fund has made, for the most recent three (3) years, all filings with the SEC that it has been required to make under the Securities Act, the Securities Exchange Act and the 1940 Act (collectively the "Affiliated Fund Public Reports"). Each of the Affiliated Fund Public Reports complies with the Securities Act, the Securities Exchange Act and the 1940 Act in all material respects. None of the Affiliated Fund Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Affiliated Fund has delivered to Real Silk a correct and complete copy of each Affiliated Fund Public Report which Real Silk has requested (together with all exhibits and schedules thereto and as amended to date).

     Section 4.6 - Brokers' Fees. Affiliated Fund does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Real Silk could become liable or obligated.

     Section 4.7 - Regulated Investment Company Status. Affiliated Fund qualified and elected to be treated as a regulated investment company, within the meaning of Section 851 of the Code, as of a date prior to January 1, 1989, and since such election, has continuously qualified as a regulated investment company and shall continue to do so until the Closing Date.

     Section 4.8 - Continuity of Business Enterprise. Affiliated Fund intends to use at least fifty percent (50%) of the historic business assets of Real Silk in its business. Specifically, Affiliated


AGREEMENT AND PLAN OF MERGER                                             PAGE 14

Fund plans to hold indefinitely portfolio securities that Real Silk owned on April 30, 1999, equal in value to at least fifty percent (50%) of the value of the total amount of portfolio securities that Real Silk held on April 30, 1999. For purposes of the preceding sentence, the term "value" shall mea market value as of April 30, 1999. Following the Merger, Affiliated Fund will continue the historic business of Real Silk as an investment company which seeks long-term growth of capital and income, without excessive fluctuations in market value, through investments, including securities of large companies.

     Section 4.9 - Disclosure. The Registration Statement, the Prospectus, and the Definitive Real Silk Proxy Materials shall comply with the Securities Act, the Securities Exchange Act and the 1940 Act in all material respects. The Registration Statement, the Prospectus, and the Definitive Real Silk Proxy Materials shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Affiliated Fund makes no representation or warranty with respect to any information that Real Silk shall supply specifically for use in the Registration Statement, the Prospectus, and the Definitive Real Silk Proxy Materials. None of the information that Affiliated Fund shall supply specifically for use in the Definitive Real Silk Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

                              ARTICLE 5 - COVENANTS

         The Parties agree as follows with respect to the period from and after the execution of this Agreement.

     Section 5.1 - General. Each of the Parties shall use its best efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 6 below).

     Section 5.2 - Notices and Consents. Real Silk shall give any notices to third parties, and shall use its best efforts to obtain any third party consents, that Affiliated Fund reasonably may request in connection with the matters referred to in Section 3.5 above.

     Section 5.3 - Regulatory Matters and Approvals. Each of the Parties shall give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3.5 and Section
4.4 above. Without limiting the generality of the foregoing:

          Section 5.3.1 Affiliated Fund shall file with the SEC a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act, the Securities Exchange Act and the 1940 Act in connection with the Affiliated Fund Shares to be issued as the Merger Consideration and for use in connection with the Special Real Silk Meeting. Real Silk shall cooperate with Affiliated Fund in connection with the preparation of the


AGREEMENT AND PLAN OF MERGER                                             PAGE 15

     Registration Statement and shall furnish to Affiliated Fund the information relating to Real Silk required by applicable law to be set forth in the Registration Statement. The Registration Statement and Real Silk Proxy Materials are hereinafter collectively referred to as the Joint Disclosure Document. The Parties shall each use their best efforts to respond to the comments of the SEC thereon and shall make any further filings (including amendments and supplements) in connection therewith that may be necessary, proper, or advisable. The Parties shall cooperate to the fullest extent possible and Affiliated Fund shall provide Real Silk, and Real Silk shall provide Affiliated Fund, whatever additional information and assistance in connection with the foregoing filings that the filing Party may request. Affiliated Fund shall take all actions that may be necessary under state securities laws in connection with the offering and issuance of the Affiliated Fund Shares.

          Section 5.3.2 Real Silk shall call a special meeting of its stockholders (the "Special Real Silk Meeting") as soon as reasonably practicable in order that the Real Silk Stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Indiana Business Corporation Law. Real Silk shall mail the Joint Disclosure Document on Form N-14 to the Real Silk Stockholders as soon as reasonably practicable. The Joint Disclosure Document shall contain the affirmative recommendations of the respective boards of directors of the Parties in favor of the adoption of this Agreement and the approval of the Merger; provided, however, that no director or officer of either Party shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

          Section 5.3.3 Each of the Parties shall file any notification and report forms and related material that it may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, shall use its best efforts to obtain an early termination of the applicable waiting period, and shall make any further filings pursuant thereto that may be necessary.

     Section 5.4 - Fairness Opinion and Comfort Letters. Real Silk shall deliver to Affiliated Fund on or before the date the Joint Disclosure Document on Form N-14 is mailed to the Real Silk Stockholders (i) an opinion of U.S. Bancorp Piper Jaffray, Inc. as to the fairness of the Merger to the Real Silk Stockholders from a financial point of view (the "Fairness Opinion") and (ii) a letter of KPMG Peat Marwick stating their conclusions as to the accuracy of certain information derived from the financial records of Real Silk and contained in the Joint Disclosure Document (the "Real Silk Comfort Letter"). The Real Silk Comfort Letter shall be reasonably satisfactory to Affiliated Fund in form and substance. Affiliated Fund shall deliver to Real Silk, on or before the date the Joint Disclosure Document is mailed to the Real Silk Stockholders, a letter of Deloitte & Touche LLP stating their conclusions as to the accuracy of certain information derived from the financial records of Affiliated Fund contained in the Joint Disclosure Document (the "Affiliated Fund Comfort Letter"). The Affiliated Fund Comfort Letter shall be reasonably satisfactory to Real Silk in form and substance.

     Section 5.5 - Operation of Business. Real Silk shall not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business other than such actions


AGREEMENT AND PLAN OF MERGER                                             PAGE 16
as are necessary and contemplated by the terms of this Agreement. Without limiting the generality of the foregoing:

          Section 5.5.1 Real Silk shall not authorize or effect any change in its Articles of Incorporation or By-laws;

          Section 5.5.2 Real Silk shall not grant any options, warrants, or other rights to purchase or obtain any of its shares or issue, sell, or otherwise dispose of any of Real Silk Shares;

          Section 5.5.3 Real Silk shall not declare, set aside, or pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock other than as specified in Sections 5.5.12 through and including
     Section 5.5.16 of this Agreement;

          Section 5.5.4 Real Silk shall not issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

          Section 5.5.5 Real Silk shall not impose any Security Interest upon any of its assets;

          Section 5.5.6 Real Silk shall not make any capital investment in, make any loan to, or acquire the securities or assets of any other Person without the prior written consent of Affiliated Fund;

          Section 5.5.7 Real Silk shall not make any change in employment terms for any of its directors, officers, and employees other than in accordance with the terms of this Agreement;

          Section 5.5.8 Real Silk will not amend any Tax Returns previously filed or settle any audit or other proceeding with respect to Taxes, without the prior written consent of Affiliated Fund, which consent shall not be unreasonably withheld;

          Section 5.5.9 Real Silk shall not commit to take any of the actions restricted in Section 5.5.1 through and including Section 5.5.8;

          Section 5.5.10 Except with respect to any contingent liability for indemnification as specified in Schedule 3.10 to this Agreement, at or prior to the Effective Time, Real Silk shall have terminated, and satisfied in full, either by payment in full or by creation of an appropriate reserve, all obligations under any lease, agreement or contract of any form whatsoever, to which it is a party;

          Section 5.5.11 At or prior to the Effective Time, Real Silk shall have disposed of all of its assets, other than portfolio securities or other assets specified in writing by Affiliated


AGREEMENT AND PLAN OF MERGER                                             PAGE 17

     Fund and shall have satisfied or appropriately reserved for all liabilities associated therewith;

          Section 5.5.12 On or before the Closing, Real Silk shall have declared and paid a dividend or dividends which, together with all previous dividends or distributions, shall have the effect of distributing to its stockholders all of its undistributed personal holding company income, within the meaning of Section 541 of the Code, for the taxable year beginning on January 1, 1999 and ending on the Closing Date;

          Section 5.5.13 On or before the Closing, Real Silk shall have sold the portfolio securities specified in Schedule 5.5.13, or such other portfolio securities as are mutually agreeable to the Parties. It is intended by the Parties, that as a result of such sales, Real Silk will recognize net long term capital gains for Federal income tax purposes therefrom in the sum of approximately twenty million dollars ($20,000,000). The Parties hereby agree that if all of the portfolio securities specified in Schedule 5.5.13 are sold, and Real Silk has recognized net long term capital gains of at least nineteen million dollars ($19,000,000), no additional sales shall be necessary. The Parties further agree that if Real Silk shall have sold fewer than all of the portfolio securities specified in Schedule 5.5.13 and shall have recognized net long term capital gains in excess of twenty-one million dollars ($21,000,000) no additional sales shall be necessary.

          Section 5.5.14 Real Silk shall pay to the appropriate taxing authority, on or before the Closing Date, all Taxes required to be paid by Real Silk with respect to the sale of portfolio securities pursuant to
     Section 5.5.13, or adequate provision for the payment of all such Taxes shall have been made on the books and records of Real Silk as of the Closing Date (and the amount of all such Taxes not yet paid shall be taken into account as a liability for purposes of computing the net asset value of the Real Silk Shares for purposes of Section 2.4.6 of this Agreement). In addition, Real Silk shall be responsible for and shall have, prior to the time of the Closing, made provision for, the distribution of all Tax information reports and designations required by law to be provided to Real Silk Stockholders relating to the dividends (if any) and distributions (if any), paid by Real Silk prior to the Closing, including any amount deemed to be distributed to Real Silk Stockholders pursuant to Section 852(b)(3)(D) of the Code with respect to the sale of portfolio securities pursuant to Section 5.5.13 of this Agreement, all in accordance with past practice of Real Silk. Further, Real Silk shall be responsible for and shall have, prior to the time of the Closing, made provision for, preparation and filing of all Tax Returns required to be filed by or with respect to Real Silk for all tax periods ending on or before the Closing Date, including but not limited to, Form 1120- RIC, Form 1099, and Form 2438, required to be filed with the IRS and applicable state tax filings, if any. All such Tax Returns shall be prepared in a manner consistent with past practice of Real Silk, shall be subject to pre-filing review by Affiliated Fund and shall be reasonably acceptable, in form and substance, to Affiliated Fund.

          Section 5.5.15 Real Silk will declare to Real Silk Stockholders of record on or prior to the Closing Date a distribution which, together with all previous distributions or amounts deemed distributed pursuant to
     Section 852(b)(3)(D) of the Code, shall have the effect of


AGREEMENT AND PLAN OF MERGER                                             PAGE 18
     distributing all of Real Silk's net realized capital gain (after reduction for any capital loss carryover) for the taxable year ending December 31, 1998. In addition, Real Silk shall take all steps necessary to cause all of Real Silk's net realized capital gain (after reduction for any capital loss carryover) for the short taxable year beginning on January 1, 1999 and ending on the Closing Date, including any amounts referred to in Section 5.5.13, to have been deemed distributed to Real Silk Stockholders of record on the Closing Date pursuant to Section 852(b)(3)(D) of the Code, including designation of such amount in a written notice mailed to such Real Silk Stockholders before the 60th day after the Closing Date.

          Section 5.5.16 Real Silk will declare to Real Silk Stockholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing (a) all of the excess of (i) Real Silk's investment income excludable from gross income under Section 103(a) of the Code over (ii) Real Silk's deductions disallowed under Sections 265 and 171(a)(2) of the Code and (b) all of Real Silk's investment company taxable income (as defined in Code Section 852) (computed in each case without regard to any deduction for dividends paid), in each case for both the taxable year ending December 31, 1998 and the short taxable year beginning on January 1, 1999 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of Real Silk as a regulated investment company for tax purposes and, together with the steps taken in Section 5.5.15, to eliminate fund-level tax.

     Section 5.6 - Full Access. Real Silk shall permit representatives of Affiliated Fund to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Real Silk, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to Real Silk. Affiliated Fund shall treat and hold as such any Confidential Information it receives from Real Silk in the course of the reviews contemplated by this Section 5.6, shall not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to Real Silk all tangible embodiments (and all copies) thereof which are in its possession.

     Section 5.7 - Notice of Developments. Each Party shall give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Article 3 and Article 4 above. No disclosure by any Party pursuant to this Section 5.7, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     Section 5.8 - Exclusivity. From and after the date hereof, Real Silk shall not, and shall use its best efforts to cause its officers, directors, employees, attorneys, financial advisors, agents or other representatives not to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information) any takeover proposal or offer from any person, or engage in or continue discussions or negotiations relating thereto; provided, however, that Real Silk may furnish information concerning itself and its business, properties or assets to any third party which makes a Takeover Proposal (as hereinafter defined) if the Board of Directors of Real Silk concludes in good faith on the basis of the written advice of its outside counsel that the failure to take such action would violate the fiduciary obligations of the Board to Real Silk Stockholders under applicable law.


AGREEMENT AND PLAN OF MERGER                                             PAGE 19

Real Silk shall promptly (but in no case later than 24 hours of its receipt) notify Affiliated Fund of any Takeover Proposal, including the material terms and conditions thereof (provided that it need not disclose the identity of the person or group making such Takeover Proposal).

     As used in this Agreement, "Takeover Proposal" shall mean any unsolicited proposal or offer, or any unsolicited expression of interest by any third party relating to Real Silk's willingness or ability to receive or discuss a proposal or offer for a tender or exchange offer, a merger, consolidation or other business combination or other extraordinary transaction involving Real Silk or any unsolicited proposal to acquire in any manner a substantial equity interest in, or a substantial portion of the assets of Real Silk.

     Section 5.9 - Right of First Refusal. Affiliated Fund shall have the right, but not the obligation, for a period of five (5) business days following notice to Affiliated Fund by Real Silk of the receipt of a bona fide Takeover Proposal, to revise the terms of its offer contained in this Agreement in such a manner as to be equal, or superior, to the Takeover Proposal. In the event that Affiliated Fund's revised offer is equal or superior to the Takeover Proposal, Affiliated Fund shall be given preference in selection as the party with which Real Silk will consummate a transaction.

     Section 5.10 - Certain Fees. Without prejudice to any other rights Affiliated Fund may have, Real Silk shall pay Affiliated Fund a fee equal to Affiliated Fund's expenses, including attorney's fees, in an amount not to exceed an aggregate total of $100,000, in cash, by certified check or wire transfer within two business days of any of the following events:

          (a) this Agreement is terminated by Real Silk and within twelve months after such a termination a Superior Company Acquisition Transaction (as hereinafter defined) occurs;

          (b) this Agreement is terminated by Affiliated Fund following the occurrence of a Real Silk Third Party Acquisition Event (as hereinafter defined) and the Board of Directors of Real Silk: (i) shall have recommended to Real Silk Stockholders any Takeover Proposal or shall have resolved to do so; or (ii) a tender offer or exchange offer for 30% or more of the outstanding shares of common stock of Real Silk is commenced, and, after ten (10) business days, the Board of Directors of Real Silk fails to recommend against acceptance of such tender offer or exchange offer by Real Silk Stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer).

     A "Real Silk Third Party Acquisition Event" means any of the following events: (A) any Person other than Affiliated Fund or its Affiliates, acquires or becomes the beneficial owner of 30% or more of the outstanding Real Silk Shares; (B) any new group is formed which, at the time of formation, beneficially owns 30% or more of the outstanding Real Silk Shares (other than a group which includes or may reasonably be deemed to include Affiliated Fund or any of its Affiliates); (C) Real Silk enters into, or announces that it proposes to enter into, an agreement, including, without limitation, an agreement in principle, providing for a merger or other business combination involving Real Silk or the acquisition of a substantial interest in, or a substantial portion of the assets, business or operations of, Real Silk (other than the transactions contemplated by this Agreement); (D) any Person (other than Affiliated


AGREEMENT AND PLAN OF MERGER                                             PAGE 20

     Fund or its Affiliates) is granted any option or right, conditional or otherwise, to acquire or otherwise become the beneficial owner of Real Silk Shares which, together with all shares beneficially owned by such Person, results or would result in such Person being the beneficial owner of 30% or more of the outstanding Real Silk Shares; or (E) there is a public announcement with respect to a plan or intention by Real Silk and any Person, other than Affiliated Fund, to effect any of the foregoing transactions. For purposes of this Section, the terms "group" and " beneficial owner" shall be defined by reference to Section 13(d) of the Exchange Act.

     A "Superior Company Acquisition Transaction" means the event referred to in clause (C) of Real Silk Third Party Acquisition Event provided that the financial and other terms of the transaction referred to therein are, when considered in the aggregate, more favorable to Real Silk"s Stockholders than the financial and other terms of the transactions contemplated by this Agreement.

     Section 5.11 - Insurance and Indemnification.

          Section 5.11.1 Real Silk currently has in place and shall continue to provide, at its cost, to each individual who served as a director or officer of Real Silk at any time prior to the Effective Time with liability insurance for a period of thirty-six (36) months after the Effective Time, no less favorable in coverage and amount than any applicable insurance in effect immediately prior to the Effective Time. Following the Effective Time, Buyer shall not and shall not attempt to, in any manner, reduce or terminate the coverage and amount of liability insurance under the Real Silk directors and officers policy.

     Section 5.11.2 Affiliated Fund, as the Surviving Corporation in the Merger, will observe any indemnification provisions now existing in the Articles of Incorporation or By-laws of Real Silk for the benefit of any individual who served as a director or officer of Real Silk at any time prior to the Effective Time, but only to the extent that there is any recovery which exceeds the recovery under the Real Silk directors and officer insurance policy.

     Section 5.12 - Tax Matters. Real Silk and Affiliated Fund shall each reasonably cooperate in connection with obtaining the opinions of tax counsel described in Sections 6.1.11 and 6.2.8 including, without limitation, providing to counsel such representations as are reasonably required by counsel to enable them to render such opinions. Real Silk shall deliver to Affiliated Fund and such counsel prior to the Closing Date representations and warranties, in form and substance acceptable to Affiliated Fund and its counsel, signed by beneficial owners of, in the aggregate, at least seventy-five percent (75%) of the issued and outstanding Real Silk Shares, dated as of the Closing Date, stating that such beneficial owners, individually and on behalf of the entities which they control, have no plan or intention to cause Affiliated Fund to redeem or repurchase the Affiliated Fund Shares issued to them as Merger Consideration. Such representations and warranties may acknowledge that such beneficial owners retain the right to cause Affiliated Fund to redeem or repurchase such Affiliated Fund Shares subject (with respect to the Escrowed Affiliated Fund Shares) to the restrictions described in Section 2.5, but must represent that any such redemption or


AGREEMENT AND PLAN OF MERGER                                             PAGE 21
repurchase will be based upon the stockholder"s personal circumstances or market conditions at the time of the redemption or repurchase and will not be precipitated by the Merger.

          Section 5.12.1 Affiliated Fund and Real Silk intend the Merger to qualify as a reorganization under Section 368(a)(1)(A) of the Code; each party and its affiliates shall use all reasonable efforts to cause the Merger to so qualify; neither party nor any affiliate shall take any action that would reasonably be expected to cause the Merger not to so qualify; and the Parties will take the position for all purposes that the Merger so qualifies.

 ARTICLE 6 - CONDITIONS TO OBLIGATION OF AFFILIATED FUND AND REAL SILK TO CLOSE

     Section 6.1 - Obligations of Affiliated Fund. The obligation of Affiliated Fund to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          Section 6.1.1 This Agreement and the Merger shall have received the Requisite Real Silk Stockholder Approval;

          Section 6.1.2 Real Silk shall have procured all of the third party consents specified in Section 5.3 above;

          Section 6.1.3 The representations and warranties set forth in Article 3 above shall be true and correct in all material respects at and as of the Closing Date and no event shall have occurred which has had, or is reasonably likely to have, a material adverse affect on Real Silk.

          Section 6.1.4 Real Silk shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          Section 6.1.5 No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, and to operate the former businesses of, Real Silk;

          Section 6.1.6 The Registration Statement/Proxy Materials on Form N-14 shall have become effective under the Securities Act;

          Section 6.1.7 Affiliated Fund shall have received from Real Silk a balance sheet, prepared in accordance with GAAP and in accordance with liquidation accounting, and audited by independent auditors to Real Silk, dated as of a date as close to the Closing Date as is reasonably practicable;


AGREEMENT AND PLAN OF MERGER                                             PAGE 22

          Section 6.1.8 Affiliated Fund, or the independent auditors to Affiliated Fund, shall have the opportunity to confirm, or shall have confirmed, ownership of all portfolio securities listed by Real Silk in its specification of portfolio securities owned, and such verification shall include all portfolio securities, including all liabilities related thereto, utilized by Real Silk in the calculation of its net asset value for determination of the Conversion Ratio; Section

          6.1.9 All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated and the Parties shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in Section 3.5 and Section 4.4 above;

          Section 6.1.10 Real Silk shall have delivered to Affiliated Fund (for payment to Lord Abbett & Co., its investment adviser) the sum of Fifteen Thousand and 00/100 Dollars ($15,000) in readily available funds. Such payment shall be contingent on the occurrence of the Closing and is in partial reimbursement of the filing fee required to be paid in connection with the Hart-Scott-Rodino Act filing.

          Section 6.1.11 Affiliated Fund shall have received from Leagre Chandler & Millard LLP, counsel to Real Silk, an opinion of counsel, addressed to Affiliated Fund and dated as of the Closing Date, in form and substance acceptable to Affiliated Fund, expressing such opinions and subject to such conditions and qualifications as are ordinary and customary in transactions similar to those anticipated by this Agreement;

          Section 6.1.12 Affiliated Fund shall have received from Debevoise & Plimpton, counsel to Affiliated Fund, an opinion of counsel, addressed to Affiliated Fund and dated as of the Closing Date, in form and substance acceptable to Affiliated Fund, to the effect that the Merger will constitute a reorganization pursuant to Code ss. 368(a)(1)(A), subject to such conditions and qualifications as are ordinary and customary in such opinions of counsel;

          Section 6.1.13 Affiliated Fund shall have received the resignations, effective as of the Closing, of each director, officer and employee of Real Silk, or Real Silk shall have terminated each employee, other than those whom Affiliated Fund shall have specified in writing at least five (5) business days prior to the Closing, and Real Silk shall have satisfied or appropriately reserved for all liabilities relating thereto; and

          Section 6.1.14 All actions to be taken by Real Silk in connection with the consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Affiliated Fund.

          Section 6.1.15 Real Silk shall have delivered to Affiliated Fund an officer's certificate to the effect that each of the conditions specified above in Sections 6.1.1 through and including Section 6.1.5 is satisfied in all material respects;


AGREEMENT AND PLAN OF MERGER                                             PAGE 23

          Section 6.1.16 Real Silk shall have delivered to Affiliated Fund an officer's certificate stating the true and correct number of shares of capital stock of Real Silk outstanding as of the Effective Time.

          Section 6.1.17 Real Silk shall have delivered to Affiliated Fund a fully executed and effective Escrow Agreement in accordance with the provisions of Section 2.5 of this Agreement.

          Affiliated Fund may waive any condition specified in this Section 6.1 if it executes a writing so stating at or prior to the Closing.

     Section 6.2 - Conditions to Obligation of Real Silk. The obligation of Real Silk to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          Section 6.2.1 The Registration Statement/Proxy Materials on Form N-14 shall have become effective under the Securities Act;

          Section 6.2.2 The representations and warranties set forth in Article 4 above shall be true and correct in all material respects at and as of the Closing Date;

          Section 6.2.3 Affiliated Fund shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          Section 6.2.4 No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to own the former assets, and to operate the former businesses of Real Silk;

          Section 6.2.5 This Agreement and the Merger shall have received the Requisite Real Silk Stockholder Approval;

          Section 6.2.6 All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated and the Parties shall have received all other authorizations, consents, and approvals of governments and governmental agencies referred to in Section 3.5 and Section 4.4 above;

          Section 6.2.7 Real Silk shall have received from Debevoise & Plimpton, counsel to Affiliated Fund, an opinion of counsel, addressed to Real Silk and dated as of the Closing Date, in form and substance acceptable to Real Silk, expressing such opinions and subject


AGREEMENT AND PLAN OF MERGER                                             PAGE 24
     to such conditions and qualifications as are ordinary and customary in transactions similar to those anticipated by this Agreement;

          Section 6.2.8 Real Silk shall have received from Ropes & Gray, tax counsel to Real Silk, an opinion in form and substance acceptable to Real Silk, and addressed to Real Silk, and dated as of the Closing Date, to the effect that the Merger will constitute a reorganization pursuant to Code ss.368(a)(1)(A) and that Real Silk Stockholders who receive solely Affiliated Fund Shares pursuant to the Merger will not recognize income or gain for federal income tax purposes as a result of the consummation of the Merger;

          Section 6.2.9 All actions to be taken by Affiliated Fund in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Real Silk;

          Section 6.2.10 Affiliated Fund shall have delivered to Real Silk a certificate to the effect that each of the conditions specified above in Sections 6.2.2 through and including Section 6.2.4 is satisfied in all material respects.

     Real Silk may waive any condition specified in this Section 6.2 if it executes a writing so stating at or prior to the Closing.

                             ARTICLE 7 - TERMINATION

     Section 7.1 - Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after shareholder approval) as provided below:

          Section 7.1.1 The Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time;

          Section 7.1.2 Affiliated Fund may terminate this Agreement by giving written notice to Real Silk at any time prior to the Effective Time (A) in the event Real Silk has breached any representation, warranty, or covenant contained in this Agreement in any material respect, Affiliated Fund has notified Real Silk of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before December 31, 1999, by reason of the failure of any condition precedent under Section 6.1 hereof (unless the failure results primarily from Affiliated Fund breaching any representation, warranty, or covenant contained in this Agreement);

          Section 7.1.3 Real Silk may terminate this Agreement by giving written notice to Affiliated Fund at any time prior to the Effective Time (A) in the event Affiliated Fund has breached any representation, warranty, or covenant contained in this Agreement in any material respect, Real Silk has notified Affiliated Fund of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing


AGREEMENT AND PLAN OF MERGER                                             PAGE 25
     shall not have occurred on or before December 31,1999, by reason of the failure of any condition precedent under Section 6.2 hereof (unless the failure results primarily from Real Silk breaching any representation, warranty, or covenant contained in this Agreement);

          Section 7.1.4 Any Party may terminate this Agreement by giving written notice to the other Party at any time prior to the Effective Time in the event the Fairness Opinion is withdrawn;

          Section 7.1.5 Any Party may terminate this Agreement by giving written notice to the other Party at any time after the Special Real Silk Meeting in the event this Agreement and the Merger fail to receive the Requisite Real Silk Stockholders Approval;

          Section 7.1.6 Any Party may terminate this Agreement by giving written notice to the other Party at any time prior to the Effective Time in the event a court of competent jurisdiction issues an order restraining, enjoining or otherwise prohibiting the Merger and (i) such order is a final order not subject to appeal; or (ii) the Party that is not terminating this Agreement (the "Non-Terminating Party") has provided written notice to the terminating Party that the Non-Terminating Party does not intend to appeal the order restraining, enjoining or otherwise prohibiting the Merger.

     Section 7.2 - Effect of Termination. If any Party terminates this Agreement pursuant to Section 7.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in Section 5.6 above shall survive any such termination.

                    ARTICLE 8 - EVENTS FOLLOWING THE CLOSING

     Following the Effective Time, Real Silk shall make all required regulatory filings, including but not limited to, an application for an order pursuant to
Section 8(f) of the 1940 Act requesting an order stating that it has ceased to be an investment company. Real Silk shall have contracted for, or made arrangements to bear the cost of, any and all such filings.

                            ARTICLE 9 - MISCELLANEOUS

     Section 9.1 - Survival. None of the representations, warranties, and covenants of the Parties (other than the provisions in Section 2 above concerning issuance of Affiliated Fund Shares, the provisions in Section 5.11.1 and 5.11.2 above concerning insurance and indemnification, and the provisions in
Section 4.8 above concerning certain requirements for a tax-free reorganization) shall survive the Effective Time.

     Section 9.2 - Transfer Taxes. Any transfer taxes imposed in connection with the Merger shall be borne by Real Silk and, to the extent such transfer taxes remain unpaid as of the Closing Date, shall be taken into account as a liability for purposes of computing the net asset value of the Real Silk Shares pursuant to Section 2.4.6 of this Agreement.



AGREEMENT AND PLAN OF MERGER                                             PAGE 26

     Section 9.3 - Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities, in which case the disclosing Party shall use its best efforts to advise other Party prior to making the disclosure.

     Section 9.4 - No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that (i) the provisions in Section 2 above concerning issuance of Affiliated Fund Shares and the provisions in Section 5.12 above concerning certain requirements for a tax-free reorganization are intended for the benefit of the Real Silk Stockholders and (ii) the provisions in Section 5 and Section 5.11.2 above concerning insurance and indemnification are intended for the benefit of the individuals specified therein and their respective legal representatives.

     Section 9.5 - Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     Section 9.6 - Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     Section 9.7 - Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 9.8 - Headings. The section headings contained in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 9.9 - Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given two business days after it is sent if it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If to Real Silk:      Real Silk Investments Incorporated
                           Attn: Daniel R. Efroymson, President
                           Suite 500
                           445 N. Pennsylvania Street
                           Indianapolis, IN 46204
                           Telecopy: (317) 632-5104


AGREEMENT AND PLAN OF MERGER                                             PAGE 27

     Copy to:              Jeffrey B. Bailey
                           Leagre Chandler & Millard LLP
                           1400 1st Indiana Building
                           135 N. Pennsylvania Street
                           Indianapolis, IN 46204
                           Telecopy: (317) 808-3100

     If to the Buyer:      Lord Abbett Affiliated Fund, Inc.
                           Attn: Paul A. Hilstad, Vice President and Secretary
                           767 Fifth Avenue
                           New York, NY 10153-0203
                           Telecopy: (212) 935-9233

     Copy to:              Matthew A. Chambers
                           Debevoise & Plimpton
                           555 13th Street N.W.
                           Washington, D.C. 20004
                           Telecopy: (202) 383-8118


Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     Section 9.10 - Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Indiana without giving effect to any choice or conflict of law provision or rule (whether of the State of Indiana or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Indiana.

     Section 9.11 - Jurisdiction, Venue. The Parties hereby irrevocably consent to the jurisdiction of the courts of the State of Indiana and the Federal courts in the Southern District of Indiana in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to herein, and in respect of the transaction contemplated hereby and thereby. The Parties further agree that the exclusive venue for the initiation of any action in respect of this Agreement be in the state or Federal courts located in Marion County in the City of Indianapolis, Indiana.

     Section 9.12 - Waiver of Jury Trial. The Parties hereby irrevocably and unconditionally waive any right to a trial by jury in respect of any litigation directly or indirectly arising out of, or relating to, this Agreement or the transactions contemplated hereby.


AGREEMENT AND PLAN OF MERGER                                             PAGE 28

     Section 9.13 - Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that any amendment effected subsequent to shareholder approval shall be subject to the restrictions contained in the Indiana Business Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way, or waive any rights arising by virtue of any prior or subsequent such occurrence.

     Section 9.14 - Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     Section 9.15 - Expenses. Each of the Parties shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby except as provided in Section
5.10 and Section 6.1.10 of this Agreement.

     Section 9.16 - Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     Section 9.17 - Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

LORD ABBETT AFFILIATED FUND, INC.          REAL SILK INVESTMENTS, INCORPORATED


By:                                          By:
    ------------------------------------         ------------------------------
     Robert S. Dow                                Daniel R. Efroymson
     Chairman of the Board of Directors           President


AGREEMENT AND PLAN OF MERGER                                             PAGE 29

              Amendment No. 1 to the Agreement and Plan of Merger
                                     between
                     Real Silk Investments, Incorporated and Lord Abbett
                              Affiliated Fund, Inc.


         Amendment No. 1 (this "Amendment") dated November 4, 1999 to the Agreement and Plan of Merger dated July 8, 1999 Between Real Silk Investments, Incorporated and Lord Abbett Affiliated Fund, Inc. (the "Merger
Agreement"). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

         Whereas, the Parties desire to amend the Merger Agreement to (i) allow Affiliated Fund to deliver Affiliated Fund Common Shares to the Exchange Agent through an account statement evidencing a book entry in Affiliated Fund's shareholder records and (ii) change the law firm which will render the legal opinion required by Section 6.2.7 of the Merger Agreement.

         Now, Therefore, for and in consideration of the mutual covenants and agreement hereinafter set forth, the Parties agree as follows:

1.       Section 2.7.1 shall be restated in its entirety as follows:

         Section 2.7.1 Immediately after the Effective Time, (A) the Buyer shall furnish to Peoples Bank & Trust Company, a commercial bank organized under the laws of the State of Indiana (the "Exchange Agent") stock certificates or, in the case of securities held by book entry, account statements, which in the aggregate represent that number of Buyer Shares equal to the product of (i) the Conversion Ratio times (ii) the number of outstanding Target Shares (other than any Dissenting Shares and Buyer-owned Shares) and (B) the Buyer shall cause the Exchange Agent to mail a letter of transmittal (with instructions for its use) in form and substance mutually agreeable to the Parties to this Agreement, to each record holder of outstanding Target Shares for the holder to use in surrendering the certificates which represented his, her or its Target Shares. Upon delivery to the Exchange Agent of the Target Shares in accordance with the terms in the letter of transmittal, the Target Shares shall be exchanged for: (i) a certificate, or an account statement in the name of the Real Silk Stockholder, in the case of securities held by book entry, representing the number of Buyer Shares to which Real Silk Stockholder is entitled to have immediate possession, which the Exchange Agent shall deliver to the Real Silk Stockholder, and (ii) a certificate, or an account statement in the name of the Escrow Agent on behalf of the Real Silk Stockholder, in the case of securities held by book entry, representing the number of Buyer Shares subject to the Escrow Agreement, which the Exchange Agent shall deliver to the Escrow Agent.

2. Section 6.2.7 shall be amended by replacing the law firm "Debevoise & Plimpton" in the first line thereof with the law firm "Wilmer, Cutler & Pickering" which shall render the opinion of counsel referred to in such section.

3. Except to the extent specifically amended by this Amendment, the Merger Agreement shall remain in full force and effect.

4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

LORD ABBETT AFFILIATED FUND, INC.   REAL SILK INVESTMENTS, INCORPORATED

By:_________________________________                 By:_______________________
         Robert S. Dow
         Chairman of the Board of Directors

Lord
Abbett

                                Affiliated Fund

Prospectus
March 1, 1999

[LOGO] LORD, ABBETT & CO.
       Investment Management
       FPO
A Tradition of Performance Through Disciplined Investing

            As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

            The Fund                    Page

What you should know about the fund

Goal/Approach                            2
Main Risks                               2
Past Performance                         3
Fees and Expenses                        3

         Your Investment

Information for managing your fund account

Purchases                                4
Opening Your Account                     6
Redemptions                              7
Distributions and Taxes                  7
Services For Fund Investors              8
Sales Charges and Service Fees           9
Management                               9

       For More Information

How to learn more about the fund

Other Investment Techniques              10
Glossary of Shaded Terms                 10
Recent Performance                       12

       Financial Information

Financial Highlights                     13
Broker Compensation                      15

How to learn more about the fund and other Lord Abbett funds

Back Cover

                                    The Fund

GOAL/APPROACH

      The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process.

      o Quantitative research is performed on a universe of large, seasoned U.S. and multinational companies to identify those whose stocks we believe represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the economic and interest-rate sensitivity of our portfolio. This analysis helps us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

      We believe that investors purchase and redeem our shares to meet long-term financial objectives rather than to try to take advantage of short-term price fluctuations. If so, their needs are best served by an investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's Composite Index of 500 stocks ("S&P 500(R)"). For this reason, we try to keep our assets invested in securities which are selling at reasonable prices and, therefore, we are willing to forego some opportunities for gains when, in our judgment, they are too risky.

      We generally sell a stock when we think it is no longer a bargain, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of our expectations.

      While typically fully invested, at times we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could have the effect of reducing the benefit from any upswing in the market and prevent the fund from realizing its investment objective.

MAIN RISKS

      While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

      Our performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks) because different types of stocks tend to shift in and out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large seasoned company bargain stocks could limit our downside risk because bargain stocks in theory are already underpriced and large seasoned company stocks tend to be less volatile than small company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

      An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

We or the fund refers to Lord Abbett Affiliated Fund, Inc. (the "company") which operates under the supervision of its Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About the fund. This fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Bargain stocks are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.

Small-Company Stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

Growth Stocks are stocks which exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the fund and their risks.


2 / The Fund

                                                        ------------------------
                                                        Symbols: Class A - LAFFX
                                                                 Class B - LAFBX
                                                                 Class C - LAFCX

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

   [The following table was depicted as a bar chart in the printed material.]

1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
12.8%   23.5%   -5.2%   22.0%   12.4%   13.2%    4.1%   31.7%   20.1%   25.2%   14.4%

Best Quarter: 17.10%                                            Worst Quarter -12.57%
=====================================================================================

The table below shows a comparison of the fund's class A, B, C and P average annual total return to that of the S&P 500(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                   1 Year    5 Years   10 Years  Inception(i)  S&P 500(R)

A                        7.90%     17.30%     14.97%     12.67%        --
--------------------------------------------------------------------------------
B                        9.09%        --         --      20.94%     33.33(iii)
--------------------------------------------------------------------------------
C                       13.55%        --         --      22.48%     33.33(iii)
--------------------------------------------------------------------------------
P                       14.00%        --         --      11.35%     28.94(iv)
--------------------------------------------------------------------------------
S&P 500(R)Index(ii)     28.74%     24.08%     19.20%        --         --
--------------------------------------------------------------------------------

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i) The dates of inception for each class are: A - 1/1/50; B -8/1/96; C -8/1/96; and P -12/8/97.

(ii) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs or management fees.

(iii) Represents total return for the period 7/31/96 - 12/31/98, to correspond with class B and C inception dates.

(iv) Represents total return for the period 12/31/97 - 12/31/98, to correspond with class P inception date.

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

================================================================================
Fee table
--------------------------------------------------------------------------------

                                                               Class A     Class B         Class C      Class P
Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                       5.75%       none            none         none
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")                  none        5.00%(2)(5)     1.00%(3)     none
---------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets)(1)
---------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                               0.31%       0.31%           0.31%        0.31%
---------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1 Fees)(4)                         0.35%       1.00%           1.00%        0.45%
---------------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                                0.09%       0.09%           0.09%        0.09%
---------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         0.75%       1.40%           1.40%        0.85%
---------------------------------------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class                        1 Year     3 Years     5 Years      10 Years

Class A shares                      $647        $801        $968        $1,454
--------------------------------------------------------------------------------
Class B shares(5)                   $642        $743        $966        $1,499
--------------------------------------------------------------------------------
Class C shares                      $242        $443        $766        $1,682
--------------------------------------------------------------------------------
Class P shares                       $87        $271        $471        $1,051
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares                      $647        $801        $968        $1,454
--------------------------------------------------------------------------------
Class B shares(5)                   $142        $443        $766        $1,499
--------------------------------------------------------------------------------
Class C shares                      $142        $443        $766        $1,682
--------------------------------------------------------------------------------
Class P shares                       $87        $271        $471        $1,051
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.

--------------------------------------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) 5.00% if shares are redeemed before 1st anniversary of purchase, declining to 1.00% before 6th anniversary and eliminated on and after 6th anniversary.

(3)   1.00% if shares are redeemed before 1st anniversary of purchase.

(4) Because 12b-1 distribution fees (up to: 0.10%- class A; 0.75%- classes B and C; and 0.25%- class P) are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%, execpt 0.20%- class P.

(5) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.


                                                                    The Fund / 3

                                Your Investment

PURCHASES

      This prospectus offers four classes of shares, class A, B, C and P. Although a fund may have more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                                   To Compute
                           As a % of              As a % of      Offering Price
Your Investment          Offering Price        Your Investment    Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%                 6.10%            .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                 4.99%            .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.75%                 3.90%            .9625
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                 2.83%            .9725
--------------------------------------------------------------------------------
$500,000 to $999,999          2.00%                 2.04%            .9800
--------------------------------------------------------------------------------
$1,000,000 and over           No Sales Charge                       1.0000
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

      o Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

      o Statement of Intention -- A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

Share classes

Class A

o     normally offered with a front-end sales charge

Class B

o no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o     higher annual expenses than class A shares

o     automatically convert to class A shares after eight years

Class C

o     no front-end sales charge

o     higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

o available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program


4 / Your Investment

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following:

      o     purchases of $1 million or more *

      o     purchases by Retirement Plans with at least 100 eligible employees *

      o     purchases under a Special Retirement Wrap Program *

      o purchases made with dividends and distributions on class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Advisory Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

*     These categories may be subject to a Contingent Deferred Sales Charge
      ("CDSC").

      Class A Share CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

      Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of                               Contingent Deferred Sales Charge
the day on which the                            on redemption (as % of amount
purchase order was accepted                     subject to charge)

On                                   Before
--------------------------------------------------------------------------------
                                     1st                      5.0%
--------------------------------------------------------------------------------
1st                                  2nd                      4.0%
--------------------------------------------------------------------------------
2nd                                  3rd                      3.0%
--------------------------------------------------------------------------------
3rd                                  4th                      3.0%
--------------------------------------------------------------------------------
4th                                  5th                      2.0%
--------------------------------------------------------------------------------
5th                                  6th                      1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                        None
--------------------------------------------------------------------------------

(1) Anniversary is the 365th day subsequent to a purchase or a prior anniversary.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order:

1.    shares acquired by reinvestment of dividends and capital gains

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(Class A only)

o     under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                             Your Investment / 5

      The class B share CDSC generally will be waived under any one of the following:

      o benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans (documentation may be required)

      o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

      o     death of the shareholder (natural person)

      o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

      Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

      Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

OPENING YOUR ACCOUNT

      Minimum initial investment

      o     Regular account                                       $250

      o     Individual Retirement Accounts and
            403(b) Plans under the Internal
            Revenue Code                                          $250

      o     Uniform Gift to Minor Account                         $250

      For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

      Name of Fund
      P.O. Box 419100
      Kansas City, MO 64141

      Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


6 / Your Investment

REDEMPTIONS

      By Broker. Call your investment professional for directions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

      By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

      The fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. The fund expects that its dividends from investment income will be paid quarterly. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in the fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability Of Distributions

Type of              Tax rate for taxpayer      Tax rate for taxpayer subject
distribution         subject to 15% bracket     to 28% bracket or above
--------------------------------------------------------------------------------
Income                                          Ordinary
dividends            15%                        income rate
--------------------------------------------------------------------------------
Short-term                                      Ordinary
capital gains        15%                        income rate
--------------------------------------------------------------------------------
Long-term
capital gains        10%                        20%
--------------------------------------------------------------------------------

      Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

      Annual Information. Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the fund's best interest to do so.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.


                                                             Your Investment / 7

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================
For investing

      Invest-A-Matic    You can make fixed, periodic investments ($50 minimum)
      (Dollar-cost      into your fund account by means of automatic money
      averaging)        transfers from your bank checking account. See the
                        attached application for instructions.

      Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

      Systematic        You can make regular withdrawals from most Lord Abbett
      Withdrawal        funds. Automatic cash withdrawals can be paid to you
      Plan ("SWP")      from your account in fixed or variable amounts. To
                        establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

      Class B shares    The CDSC will be waived on redemptions of up to 12% of
                        the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

      Class B           and Redemption proceeds due to a SWP for class B and
      C shares          class C shares will be redeemed in the order described
                        under "Contingent Deferred Sales Charges" under
                        "Purchases."
================================================================================

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      Telephone Exchanges. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


8 / Your Investment

SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

MANAGEMENT

      The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .31 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage the company's investments. Thomas Hudson Jr., Partner of Lord Abbett, heads the team, the senior members of which include Robert Morris, Partner of Lord Abbett, and Eli Salzman, Portfolio Manager. Messrs. Hudson and Morris each have been with Lord Abbett since 1982 and 1991, respectively. Mr Salzman joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp. since 1997 and a Vice President with Mitchell Hutchins Asset Management, Inc. from 1986 to 1997.


                                                             Your Investment / 9

                              For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the fund and its risks.

      Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities may trade on days when the fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices. The fund will not invest more than 10% of its net assets measured at the time of investment in foreign securities.

      High Yield Debt Securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile. The fund will not invest more than 5% of its assets measured at the time of investment in high yield debt securities.

      Illiquid Securities. Securities not traded on the open market. Certain securities may be difficult or impossible to sell at the time and price the seller would like.The fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board to be liquid are not subject to this limitation, such as those purchased under Securities and Exchange Commission Rule 144A.

      Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its securities loans to 30% of its total assets.

      Selling Covered Call Options. A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price. The fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer. The fund will limit covered call options on securities having an aggregate market value not to exceed 10% of the fund's gross assets.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the fund and will be made in the form of cash or, if permitted, non-


10 / For More Information
      cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for the fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

      Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

      Purchaser. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer,

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -

      Robert A. Doe
      Executor of the Estate of
      John W. Doe

      [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                                NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                            AUTHORIZED SIGNATURE
                      (960)                             X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                             SR

o     In the case of the corporation - ABC Corporation

      Mary B. Doe

      By Mary B. Doe, President

      [Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                                NAME OF GUARANTOR


                                 /s/ [ILLEGIBLE]
                ------------------------------------------------
                                            AUTHORIZED SIGNATURE
                      (960)                             X9003470
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(TM)
                                                              SR


                                                       For More Information / 11
      including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

      During the past fiscal year, the stock market and the fund enjoyed returns above historical averages due to an environment of solid economic growth, low inflation and strong corporate profit gains. Throughout most of the period, the portfolio has been evenly diversified, but with a moderate overweighting in financial stocks. Furthermore, we have shifted our focus within this group of stocks towards insurance companies, which are benefiting from industry-wide consolidation and cost-cutting efforts.

Year 2000 issues. The fund could be adversely affected if the computers used by the fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on the fund, Lord Abbett is working to avoid such problems and has assurances from the fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful. Accordingly, the fund may be adversely affected.


12 / For More Information

                              For More Information

FINANCIAL HIGHLIGHTS

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

===================================================================================================================================
                                                                                       Class A Shares
                                                            -----------------------------------------------------------------------
                                                                                   Year Ended October 31,
Per Share Operating Performance:                             1998          1997          1996          1995          1994
Net asset value, beginning of year                          $14.84        $13.02        $11.98        $11.03        $11.26
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                        .24           .30           .30           .32           .31
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments             1.14          2.85          2.23          1.70           .38
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              1.38          3.15          2.53          2.02           .69
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                        (.27)         (.30)         (.30)         (.30)         (.32)
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                       (1.39)        (1.03)        (1.19)         (.77)         (.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $14.56        $14.84        $13.02        $11.98        $11.03
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                              10.27%        25.80%        23.23%        20.46%         6.66%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(d)                                                 0.63%         0.65%         0.66%         0.63%         0.63%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                       1.64%         2.15%         2.61%         2.90%         2.91%
===================================================================================================================================

                                                          Class B Shares                   Class C Shares            Class P Shares
                                                   -------------------------------   ------------------------------  --------------
                                                                                Year Ended October 31,
                                                   --------------------------------------------------------------------------------
Per Share Operating Performance:                    1998       1997      1996(b)      1998      1997      1996(b)        1998(b)
Net asset value, beginning of period               $14.84     $13.03     $11.88      $14.84    $13.02     $11.88         $14.24
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                               .14        .20       .060         .14       .22       .062            .18
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on securities     1.12       2.84      1.142        1.12      2.83      1.130            .27
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.26       3.04      1.202        1.26      3.05      1.192            .45
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income               (.15)      (.20)     (.052)       (.15)     (.20)     (.052)          (.16)
-----------------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain               (1.39)     (1.03)        --       (1.39)    (1.03)        --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $14.56     $14.84    $13.03       $14.56    $14.84    $13.02          $14.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                      9.41%     24.78%    10.15%(c)     9.41%    24.88%    10.07%(c)        3.21%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(d)                                        1.38%      1.42%     0.34%(c)     0.40%     1.34%     0.33%(c)        0.76%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                              0.87%      1.19%     0.27%(c)     0.85%     1.28%     0.25%(c)        1.21%
===================================================================================================================================

                                                                                     Year Ended October 31,
                                          -----------------------------------------------------------------------------------------
Supplemental Data For All Classes:           1998               1997               1996               1995               1994
Net Assets, end of year (000)             $8,520,603         $7,697,754         $6,100,665         $4,964,525         $4,229,586
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        56.49%             46.41%             47.06%             53.84%             51.48%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) From commencement of operations for each class of shares: August 1, 1996 (class B and C) and December 8, 1997 (class P).
(c)   Not annualized.
(d) The ratios for 1998 and 1997 includes expenses paid through an expense offset arrangement.
      See Notes to Financial Statements.


                                                      Financial Information / 13

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the S&P 500(R) Index, assuming reinvestment of all dividends and distributions.

                               [GRAPHIC OMITTED]

================================================================================
                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending October 31, 1998

                                    1 Year        5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(3)                           3.90%        15.65%            14.15%
--------------------------------------------------------------------------------
Class B(4)                           5.03%           --             18.27%
--------------------------------------------------------------------------------
Class C(5)                           9.41%           --             19.88%
--------------------------------------------------------------------------------
Class P(5)                             --            --              3.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)   Reflects the deduction of the maximum initial sales charge of 5.75%.

(2) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs, management fees or sales charges.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute such return. The inception date for class A shares is 1/1/50.

(4) The class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (for life of the class).

(5) The class C and P shares were first offered on 8/1/96 and 12/8/97, respectively. Performance is at net asset value.


14 / Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                       FIRST YEAR COMPENSATION

                                           Front-end                                                                    Total
                                           sales charge            Dealer's                                         compensation(2)
                                           paid by investors       concession              Service fee(1)          (% of offering
Class A investments                        (% of offering price)   (% of offering price)   (% of net investment)        price)
====================================================================================================================================
Less than $50,000                                5.75%                  5.00%                   0.25%                    5.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                                4.75%                  4.00%                   0.25%                    4.24%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                              3.75%                  3.25%                   0.25%                    3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                              2.75%                  2.25%                   0.25%                    2.49%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                              2.00%                  1.75%                   0.25%                    2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                         no front-end sales charge      1.00%                   0.25%                    1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that               no front-end sales charge      0.55%                   0.25%                    0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that              no front-end sales charge      0.50%                   0.25%                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                         no front-end sales charge      0.25%                   0.25%                    0.50%
====================================================================================================================================
Class B investments                                                Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      3.75%                   0.25%                    4.00%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.75%                   0.25%                    1.00%
====================================================================================================================================
Class P investments                                                Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.25%                   0.20%                    0.45%
====================================================================================================================================

                                                ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      none                    0.25%                    0.25%
====================================================================================================================================
Class B investments                                                      Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      none                    0.25%                    0.25%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.75%                   0.25%                    1.00%
====================================================================================================================================
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                              no front-end sales charge      0.25%                   0.20%                    0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% for shares sold prior to June 1, 1990. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears. Financial Information


                                                      Financial Information / 15

                       THIS PAGE INTENTIONALLY LEFT BLANK

      More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the funds at 800-426-1130

By mail.  Write to the funds at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

Affiliated Fund                                                        LAA-1-399
                                                                       (3/99)
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

SEC file number: 811-5

Lord Abbett    Affiliated Fund

                      SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1999

                               [GRAPHIC OMITTED]

                                                             Helping you prepare
                                                             for tomorrow, today

                                   [LOGO](R)

Lord Abbett Affiliated Fund              Building Investor Confidence Since 1934

                                                                  A Tradition of
                                                                Value
                                                                   Investing

[GRAPHIC OMITTED]

                        Affiliated's history highlights the concept of value investing: buying quality companies when they are "on sale" and selling them when they reach their potential. Through the years, this discipline has helped Affiliated Fund achieve returns competitive to the S&P 500 Index, with relatively moderate fluctuations in price.(1)

--------------------------------------------------------------------------------
Competitive Total         Average Annual Rates of Total Return as of 4/30/99
Returns, Consistently

                        -----------------------------------------
                        For the past 40 years     +12.2% per year
                        -----------------------------------------
                        ------------------------------------------
                        For the past 30 years      +12.7% per year
                        ------------------------------------------
                        ------------------------------------------------------
                        For the past 20 years                  +16.3% per year
                        ------------------------------------------------------
                        ---------------------------------------------------
                        For the past 10 years               +15.9% per year
                        ---------------------------------------------------
                        ----------------------------------------------
                        For the past year                       +14.0%
                        ----------------------------------------------
                        --------------------------------------------------------
                        0            5            10            15           20%

--------------------------------------------------------------------------------
Consistency             The Fund has increased in value 33 out of the last 40
                        fiscal years.

--------------------------------------------------------------------------------
Large and Growing       Shareholders taking dividends in cash saw an increase in
Dividends               their dividend checks 34 out of the last 40 fiscal
                        years.(2)

--------------------------------------------------------------------------------
Shareholder             Lord Abbett Affiliated Fund's history demonstrates its
Satisfaction            ability to help shareholders realize their financial
                        objectives. That's probably why, on average, Affiliated
                        Fund shareholders have owned the Fund for over 15
                        years.(3)

--------------------------------------------------------------------------------
The Fund: Something     "Lord Abbett Affiliated Fund has been a good citizen by
to Talk About           staying out of trouble.... The fund's respectable
                        performance in 1998 is typical of its performance during choppy markets. Its sell discipline keeps it out of the category's trouble spots, so during challenging markets like in 1994 and in 1998, returns have consistently been above average."

                                 Source: Morningstar Mutual Funds, December 1998

--------------------------------------------------------------------------------
SEC Average Annual      SEC average annual rates of total return, at the Class A
Total Returns           share maximum sales charge of 5.75%, for the periods
                        ended 3/31/99 were:

                        ---------
                         1 years           0.00%
                        ---------
                        ---------               ---------------------------
                         5 years                                    +18.77%
                        ---------               ---------------------------
                        ---------               ----------------------
                        10 years                               +14.85%
                        ---------               ----------------------
                                ------------------------------------------------
                                -10      -5      0      5      10      15    20%

                        The Fund's SEC yield for the 30 days ended 4/30/99 for Class A shares was 0.83%.

                        This past performance is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                        The Fund's fiscal year-end is 10/31. Results quoted above (unless stated otherwise) are for periods ending 4/30/99 and reflect Class A share performance at net asset value with all distributions reinvested.

                  (1) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation and is widely regarded as the standard for measuring U.S. stock market performance. Indices are unmanaged and not available for direct investment.

                  (2)   Capital gains were reinvested. Period ends 10/31/98.

                  (3) Based on a survey of Lord Abbett Affiliated Fund shareholders conducted by Lord, Abbett & Co. in 1998.

                        See Important Information on page 8.

Report to Shareholders
For the Period Ended April 30, 1999

[PHOTO OMITTED]

/s/ Robert S. Dow
-----------------
ROBERT S. DOW
CHAIRMAN

MAY 5, 1999

"... during the first half of the Fund's fiscal year, positions we established or strengthened in telecommunications, technology and select financial services companies performed well."

Lord Abbett Affiliated Fund completed the first half of its fiscal year on April 30, 1999. Below is an overview of some class-specific financial information for the close of the period.

                                                Six Months Ended April 30, 1999
                                                -------------------------------
                   Class A      Class B     Class C      Class P     Class Y
                   ------------------------------------------------------------

Net asset value    $ 16.26      $ 16.27     $ 16.27      $ 16.23     $ 16.29
Dividends          $  0.12      $  0.06     $  0.06      $  0.10     $  0.14
Capital gains      $  0.95      $  0.95     $  0.95      $  0.95     $  0.95
Total return*        20.11%**     19.68%**    19.68%**     20.00%**    20.37%**

During the period under review, a favorable environment emerged for U.S. stocks as investors' concerns regarding diminished corporate earnings eased somewhat and low inflation and strong economic growth continued in the U.S. In the early months of 1999, investor sentiment improved considerably as Asian countries, which had been hit hard by currency problems and fallout from a faltering Japanese economy, began to recover. Japan's efforts to clean up its flagging banking system, and to stimulate spending in recent months, have generated hope that the financial crises in that country may be nearing an end.

The downturn in the market that occurred in October and November of 1998 created an opportunity for the Fund to initiate and add to positions in stocks that, in our opinion, became undervalued due to investor sentiment rather than deteriorating company fundamentals. Indeed, during the first half of the Fund's fiscal year, positions we established or strengthened in telecommunications, technology and select financial services companies performed well. A slight increase in long-term interest rates, brought on by a rise in commodity prices, resulted in markdowns on our electric utility holdings. The Fund returned 20.1% during the period.

We anticipate that the domestic economy will continue to grow in 1999, fueled in part by strong consumer spending. If recovery in Asia also continues, a global economic expansion seems likely for 2000. In any event, we expect to remain watchful of global inflationary pressures (brought on by rising commodity prices and a tightening U.S. labor market), interest rates and high valuations and volatility in the U.S. equity market. Presently, we do not expect inflation to exceed our earlier forecast of approximately 2-2 1/2% in 1999. We will continue to seek out large-company stocks at attractive prices, and expect that some of these values may be found in energy companies and in the cyclical commodities sector, which includes aluminum and paper companies and selected manufacturing companies.

Thank you for your continued confidence in Lord Abbett Affiliated Fund. We look forward to helping you achieve your financial goals in the years ahead.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

**    Not annualized.

The Income Perspective

By reinvesting
capital gains,
Affiliated share-
holders were
able to realize a
consistently
growing
dividend stream.
This contrasts
sharply with the
fluctuating
income from
guaranteed CDs.

Income Generated from $100,000 Investments: 10/31/72-4/30/99

Year
Ended                          Six-Month CD     Affiliated Fund
Oct. 31                         Interest(1)        Dividends(2)
---------------------------------------------------------------
1972                             $        0          $        0
1973                                  8,040               4,173
1974                                 10,420               4,560
1975                                  7,480               3,726
1976                                  6,060               4,793
1977                                  5,750               5,361
1978                                  8,180               5,935
1979                                 11,570               6,804
1980                                 13,280               8,175
1981                                 17,570              10,029
1982                                 14,020              10,711
1983                                  9,520              10,596
1984                                 11,270              11,184
1985                                  8,770              12,796
1986                                  7,040              13,801
1987                                  6,920              14,113
1988                                  7,910              15,159
1989                                  9,610              15,849
1990                                  8,560              15,059
1991                                  6,610              14,793
1992                                  4,000              15,046
1993                                  3,380              13,949     -----------
1994                                  4,520              13,523     If capital
1995                                  6,310              13,613     gains and
1996                                  5,630              14,970     dividends
1997                                  5,820              16,260     had been
1998                                  5,710              15,721     reinvested,
                                                                    the Fund's
4/30/99 (6 months)               $    2,510          $    7,558     total value
Interest/Dividend Total          $  216,460          $  298,257     would have
---------------------------------==========          ==========     been
Over 26 Years Later                                               < $3,447,183
Initial $100,000                                                    -----------
Investment plus Growth           $  100,000          $1,057,226
---------------------------------==========          ==========
Total Value                      $  316,460          $1,355,483
---------------------------------==========          ==========
The Real Cost of the
CD Guarantee                                         $1,039,023
===============================================================

Unlike the Fund, a CD is insured, and its rate and principal are guaranteed if held until maturity. The FDIC insures CDs up to $100,000. The CD rate is subject to change when the CD is renewed. Although CDs may offer safety on the downside, they sacrifice capital growth on the upside.

(1)   Average of six-month CD rates available each period. Source: Lipper, Inc.

(2) Reflects the deduction of the 3.75% sales charge for Class A share investments of $100,000. Dividends were taken in cash; capital gains were reinvested.

      See Important Information on page 8.

Affiliated's Growth Record

                      Results Based on Fiscal Year-End October 31(1)

                      1989    1990    1991    1992    1993    1994   1995    1996    1997     1998    4/30/99
                                                                                                      (6 months only)
Growth of Capital(2)  +12.8%  -12.0%  +23.1%  + 6.3%  +14.3%  +3.7%  +17.6%  +20.5%  +23.3%   + 8.4%  +19.2%
Dividend Return(3)    + 5.2%  + 4.4%  + 4.9%  + 4.1%  + 3.5%  +3.0%  + 2.9%  + 2.7%  + 2.5%   + 1.9%  + 0.85%
---------------------------------------------------------------------------------------------------------------------
Total Return(4)       +18.0   - 7.6   +28.0   +10.4   +17.8   +6.7   +20.5   +23.2   +25.8    +10.3   +20.1%
---------------------------------------------------------------------------------------------------------------------

(1)   Class A share performance.

(2) Growth of capital reflects the reinvestment of capital gains distributions.

(3)   Dividend return reflects the reinvestment of dividends.

(4) Total return is the percent change in value with both dividends and capital gains distributions reinvested. These results are at net asset value. Net asset value purchases are available for class a share investments of $1 million or more. For performance at the Class A share maximum sales charge, as well as other information, please turn to the inside front cover and pages 4 and 8.

Affiliated's Growth Helped Protect Your Purchasing Power

In our illustration, the prices noted for April 1989 and 1998 are actual costs--then and now. "Affiliated 1999" is what the April 1989 amount would have grown to had it been invested in the Fund.

Investments in Affiliated Fund (up 336.24%) surpassed increases in the cost of living, which was up 35.01% in these 10 years. Protection against the erosion caused by inflation is one important way to maintain--and enhance--your lifestyle.

                      [GRAPHIC OMITTED]        [GRAPHIC OMITTED]     [GRAPHIC OMITTED]     [GRAPHIC OMITTED]

                      One-Year Private        One-Family House(6)    First-Class Stamp    Income per Capita(7)
                     College Tuition(5)
4/89                       $11,189                 $ 89,500                 $.25                 $18,175
1998                       $18,745                 $131,400                 $.33                 $26,365
--------------------------------------------------------------------------------------------------------------
Affiliated 1999            $48,811                 $390,345                 $.78                 $79,287
--------------------------------------------------------------------------------------------------------------

      Affiliated's results reflect Class A share total return at net asset value, with all distributions reinvested for the 10 years ended 4/30/99.

      See Important Information on page 8.

(5)   Based on Consumer Price Index.

(6)   National average.

(7)   National average. 1999 figure is based on January-March figures.

      Sources: U.S. Department of Education, Statistics Bureau Section, College Board Annual Survey of Colleges; National Association of Realtors, Research Division; U.S. Postal Service; Department of Commerce, Bureau of Economic Analysis Statistics.

The Total Return Perspective

The chart below illustrates the growth of a $10,000 investment made in Affiliated Fund on 10/31/72. Even when investing right before a major stock market downturn long-term investors in Affiliated Fund did well. (Please see the chart on page 5.) The Fund's average shareholder ownership of over 15 years reflects the appeal of long-term investing.

Past performance is no indication of future results.

Growth of a $10,000 Fund Investment: 10/31/72-4/30/99(1)

A History of
Consistent
Performance

                 Value of     Cumulative Value      Cumulative              How
Year               Shares     of Capital Gains        Value of          $10,000
Ended           Initially        Distributions      Reinvested             Grew
Oct. 31          Acquired      Taken in Shares       Dividends      Total Value
-------------------------------------------------------------------------------
1972             $  9,417             $      0        $      0         $  9,417
1973                9,550                  267             432           10,249
1974                7,258                  394             762            8,414
1975                8,993                  545           1,394           10,932
1976               10,742                  886           2,249           13,877
1977                9,695                1,149           2,624           13,468
1978                9,430                1,382           3,261           14,073
1979               10,570                2,257           4,606           17,433
1980               12,066                3,732           6,519           22,317
1981               10,742                4,887           7,186           22,815
1982               11,364                6,730           9,571           27,665
1983               13,325                9,187          13,197           35,709
1984               12,212               11,251          14,173           37,636
1985               12,993               14,172          17,623           44,788
1986               15,510               21,514          24,060           61,084
1987               13,828               24,951          24,040           62,819
1988               12,768               31,932          25,778           70,478
1989               13,815               37,558          31,817           83,190
1990               11,801               34,617          30,474           76,892
1991               13,629               45,458          39,336           98,423
1992               13,974               50,142          44,501          108,617
1993               14,914               61,407          51,590          127,911
1994               14,609               67,326          54,497          136,432
1995               15,868               84,828          63,654          164,350
1996               17,245              111,153          74,118          202,516
1997               19,656              145,178          89,919          254,753
1998               19,285              168,327          93,307         $280,919
4/30/99          $ 21,536             $208,969        $106,907         $337,412

      The dollar amounts of dividends and capital gains distributions reinvested in shares were $67,353 and $140,769, respectively. The initial investment plus all distributions reinvested amounted to $218,122. If dividends and capital gains distributions had been withdrawn in cash, the amounts of these payments would have been $14,393 and $21,114, respectively.

(1) Reflects the deduction of the Class A share maximum 5.75% sales charge for investments under $50,000. All distributions were reinvested.

      See Important Information on page 8.

The Total Return Perspective

We've lived through several periods of economic, political and stock market turmoil since 1972. By focusing on value investing, Affiliated Fund reduced downside volatility in periods of stock market weakness and produced returns that outpaced the S&P 500 (an unmanaged index), while outpacing guaranteed CDs and inflation.

Using the Value Method of Investing, Affiliated Fund Reduced Volatility and Produced Rewarding Gains

---------             ---------                ---------                 ---------
1972-1974             1980-1982                1986-1991                 1997-1998
---------             ---------                ---------                 ---------
The last protracted   Interest rates rose      Two corrections jolted    Difficulties in Russian
bear market;          dramatically;            the stock marekt;         and Asian markets
S&P 500 declined      Prime Rate hit 20%;      war and recession         spurred a bear-level
28.8%. Affiliated     the economy suffered     followed a year later.    correction in world
Fund held the         a recession. During      Affilitated rose 61.1%    markets. Affiliated
decline to 10.7%.     these two years,         over this period.         rose 10.3% during
                      Affiliated rose 24.0%.                             this time of trial.

Average Annual
Total Returns
Over 26 Years(1)

Affiliated:  14.2%
S&P 500:     14.0%
CDs:          8.1%
Inflation:    5.3%



      An investor cannot invest directly in an index, such as the S&P 500. For more information on CDs, see page 2.

(1) Average annual total return at the Class A share maximum 5.75% offering price from 10/31/72 through 4/30/99.

(2)   Average of six-month CD rates available each period. Source: Lipper, Inc.

      See Important Information on page 8.

The Impact of a Disciplined Investment Plan

Perfectly timing the market is impossible because, often, opportunity can only be identified after it has already passed.

For long-term investors in Lord Abbett Affiliated Fund, the key to one successful strategy has focused on following a disciplined investment plan--not timing the market. Let's compare two hypothetical investments made over the last 20 calendar years ending December 31, 1998, where $5,000 was invested in the Fund every year. For Investment A, shares were purchased (with the benefit of hindsight) when the Dow Jones Industrial Average was at the low for each given year. Shares were purchased for Investment B on the first business day of every year.

Here's What Happened...

Your financial
adviser can help
you discipline
your investing
and set up a
systematic plan
you are comfort-
able with

------------
Investment A Timing
------------

                                                                       Account
Date of                                                Cumulative        Value
Investments                                           Investments  at Year-End
------------------------------------------------------------------------------
11/7/79                                                     5,000       11,302
4/21/80                                                    10,000       20,433
9/25/81                                                    15,000       25,607
8/12/82                                                    20,000       38,140
1/3/83                                                     25,000       53,875
7/24/84                                                    30,000       63,163
1/4/85                                                     35,000       86,226
1/22/86                                                    40,000      111,938
10/19/87                                                   45,000      120,725
1/20/88                                                    50,000      141,591
1/3/89                                                     55,000      180,773
10/11/90                                                   60,000      176,573
1/9/91                                                     65,000      221,415
10/9/92                                                    70,000      253,973
1/20/93                                                    75,000      292,892
4/4/94                                                     80,000      309,923
1/30/95                                                    85,000      414,350
1/10/96                                                    90,000      503,215
4/11/97                                                    95,000      635,689
8/31/98                                                   100,000      733,142

Account Value on 12/31/98                                             $733,142
----------------------------------------------------------------------========
Average Annual Total Return                                               17.2%
==============================================================================

------------
Investment B Systematic Investing
------------

                                                                       Account
Date of                                                Cumulative        Value
Investments                                           Investments  at Year-End
------------------------------------------------------------------------------
1/2/79                                                      5,000       10,984
1/2/80                                                     10,000       18,365
1/2/81                                                     15,000       23,049
1/4/82                                                     20,000       33,373
1/3/83                                                     25,000       46,576
1/2/84                                                     30,000       54,655
1/2/85                                                     35,000       74,285
1/2/86                                                     40,000       95,915
1/2/87                                                     45,000      103,971
1/4/88                                                     50,000      122,109
1/2/89                                                     55,000      155,643
1/2/90                                                     60,000      152,326
1/2/91                                                     65,000      190,889
1/2/92                                                     70,000      219,364
1/4/93                                                     75,000      253,158
1/3/94                                                     80,000      268,295
1/2/95                                                     85,000      358,126
1/2/96                                                     90,000      434,563
1/2/97                                                     95,000      548,574
1/2/98                                                    100,000      632,511

Account Value on 12/31/98                                             $632,511
----------------------------------------------------------------------========
Average Annual Total Return                                               15.6%
==============================================================================

The disciplined investment plan (B) provided an average annual total return almost the same as the "perfect" investment scenario (A). Since determining the "perfect" time to invest without the benefit of hindsight is impossible, why not sit down with your financial adviser and set up a disciplined investment plan today?

The above illustrations assume the reinvestment of all dividends and distributions. All investments were made at the applicable Class A share maximum sales charge of 5.75% for account values up to $50,000 and at the applicable reduced sales charges thereafter under rights of accumulation. Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels. If held until 4/30/99 (with no additional investments made), Investment A and Investment B would have been worth $810,410 and $699,174, respectively.

For performance at the Class A share maximum sales charge, please turn to the inside front cover.

Who Owns the Fund?

Investor Profile of Lord Abbett Affiliated Fund

--------------------------------------------------------------------------------
Fiduciaries    Custodians for Minors                                      19,436
               Pension, Profit-Sharing and 401(k) Retirement Plans        21,441
               Trusts                                                     11,009
               457 Retirement and 403(b) Plans                             4,660
               Estates                                                       460
--------------------------------------------------------------------------------
Institutions   Broker-held Accounts                                       49,077
               Banks, Credit Unions and Other Financial Institutions         395
               Corporations                                                  483
               Religious, Charitable and welfare organizations               381
               Clubs and Fraternal Organizations                             103
               Cemeteries                                                     66
               Nursing homes and hospitals                                    32
               Colleges and universities                                      36
               Government Agencies                                            29
--------------------------------------------------------------------------------
Individuals    Single and Joint accounts                                  76,645
               IRAs                                                       58,688

Total Accounts in Affiliated Fund                                        242,941
================================================================================

A Note About Year 2000 Matters

As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor llc and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking companies' Y2K preparations into account when considering or reviewing investments.

In summary, while the Y2K problem is unprecedented and we cannot eliminate altogether the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

Important Information

Bonds purchased by the Fund are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are also subject to market fluctuations, providing the potential for gains and the risk of loss. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Past performance is no indication of future results. Tax consequences are not reflected. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please refer to the Fund's current prospectus. If used as sales material after 6/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets

April 30, 1999

                                                                          Shares or
                                                                          Principal
                                Investments                                  Amount              Value
======================================================================================================
Investments in Securities 96.37%
======================================================================================================
Common Stocks and Convertible Securities 96.37%
======================================================================================================
Aerospace 1.03%                 Rockwell International
                                Corp.                                     2,000,000    $   103,250,000
---------------------------------------------------------------------------------------===============
Aluminum 1.55%                  Alcoa Inc.                                2,500,000        155,625,000
---------------------------------------------------------------------------------------===============
Apparel 1.03%                   VF Corp.                                  2,003,300        103,169,950
---------------------------------------------------------------------------------------===============
Automobiles 2.45%               Ford Motor Co.                            1,750,000        111,890,625

                                General Motors Corp.                      1,500,000        133,406,250

                                Total                                                      245,296,875
---------------------------------------------------------------------------------------===============
Banks: Money
Center 1.90%                    Chase Manhattan Corp.                     2,300,000        190,325,000
---------------------------------------------------------------------------------------===============
Banks: Regional                 BankAmerica Corp.                         1,400,000        100,800,000
6.92%
                                Bank One Corp.                            3,200,000        188,800,000

                                First Union Corp.                         3,600,000        199,350,000

                                Fleet Financial
                                Group, Inc.                               2,250,000         96,890,625

                                Wells Fargo Co.                           2,500,000        107,968,750

                                Total                                                      693,809,375
---------------------------------------------------------------------------------------===============
Broadcasting 1.59%              CBS Corp.+                                3,500,000        159,468,750
---------------------------------------------------------------------------------------===============
Brokers 1.29%                   Morgan Stanley,
                                Dean Witter,
                                Discover & Co.                            1,300,000        128,943,750
---------------------------------------------------------------------------------------===============
Chemicals 1.12%                 Rohm & Haas Co.+                          2,500,000        112,031,250
---------------------------------------------------------------------------------------===============
Communication                   Comcast Corp.
Services 1.92%                  Conv. 3.35% 5/15/29                         700,000         52,937,500

                                Qualcomm Inc.+*                             700,000        140,000,000

                                Total                                                      192,937,500
---------------------------------------------------------------------------------------===============
Computer:                       EMC Corp.
Hardware 5.28%                  Conv. 31/4% 3/15/02**                  $ 14,000,000         65,452,184

                                International Business
                                Machines Corp.                            1,300,000        271,943,750

                                Sun Microsystems Inc.+*                   3,200,000        191,400,000

                                Total                                                      528,795,934
                                -------------------------------------------------------===============

                                Investments                                  Shares              Value
======================================================================================================
Computer:                       First Data Corp.                          2,500,000    $   106,093,750
Services 1.60%                  Unisys Corp.

                                $3.75 Conv. Pfd.                          1,000,000         54,687,500

                                Total                                                      160,781,250
---------------------------------------------------------------------------------------===============
Containers .81%                 Owens-Illinois Inc.
                                Conv. Pfd. 4.750%                         2,000,000         81,500,000
---------------------------------------------------------------------------------------===============
Drugs/Health-Care               American Home
Products 3.97%                  Products Corp.                            3,400,000        207,400,000

                                Pharmacia & Upjohn Inc.                   3,400,000        190,400,000

                                Total                                                      397,800,000
---------------------------------------------------------------------------------------===============
Electric Power                  Allegheny Energy Inc.                     3,000,000        102,187,500
6.90%
                                Carolina Power &
                                Light Co.                                 3,500,000        141,093,750

                                Duke Energy Corp.                         3,500,000        196,000,000

                                Florida Progress Corp.                    3,500,000        134,750,000

                                Houston Industries Inc.
                                $3.22 Conv. Pfd. into
                                Time Warner, Inc.                         1,000,000        118,000,000

                                Total                                                      692,031,250
---------------------------------------------------------------------------------------===============
Electrical Equipment
1.61%                           Emerson Electric Co.+                     2,500,000        161,250,000
---------------------------------------------------------------------------------------===============
Electronics:
Semiconductors
1.73%                           Texas Instruments, Inc.                   1,700,000        173,612,500
---------------------------------------------------------------------------------------===============
Food 3.40%                      ConAgra Inc.+                             2,500,000         62,187,500

                                Heinz H.J. Co.                            4,000,000        186,750,000

                                Ralston Purina Co.                        3,000,000         91,500,000

                                Total                                                      340,437,500
---------------------------------------------------------------------------------------===============
Health-Care
Products 1.63%                  Baxter International Inc.                 2,600,000        163,800,000
---------------------------------------------------------------------------------------===============
Health-Care                     Aetna Inc.                                1,250,000        109,609,375
Services 3.11%
                                Aetna Inc.
                                $4.758 Conv. Pfd.+                        1,500,000        115,968,750

                                Columbia/HCA
                                Healthcare Corp.                          3,500,000         86,406,250

                                Total                                                      311,984,375
                                -------------------------------------------------------===============

Statement of Net Assets

April 30, 1999

                                Investments                                  Shares              Value
======================================================================================================
Insurance:                      American General Corp.                    3,100,000    $   229,400,000
Life 4.59%
                                Jefferson-Pilot Corp.                     1,300,000         87,587,500

                                Transamerica Corp.                        2,003,100        142,720,875

                                Total                                                      459,708,375
---------------------------------------------------------------------------------------===============
Insurance:                      Chubb Corp.+                              2,000,000        118,500,000
Property and Casualty
3.35%                           CIGNA Corp.                               1,500,000        130,781,250

                                St. Paul Companies Inc.+                  3,000,000         86,062,500

                                Total                                                      335,343,750
---------------------------------------------------------------------------------------===============
Machinery:
Diversified 1.72%               Deere & Co.+                              4,000,000        172,000,000
---------------------------------------------------------------------------------------===============
Miscellaneous .74%              Textron, Inc.                               800,000         73,700,000
---------------------------------------------------------------------------------------===============
Natural Gas:                    Consolidated
Pipelines 1.65%                 Natural Gas Co.                           1,500,000         89,250,000

                                The Coastal Corp.                         2,000,000         76,500,000

                                Total                                                      165,750,000
---------------------------------------------------------------------------------------===============
Oil Well Equipment/
Service .76%                    Schlumberger Ltd.                         1,200,000         76,650,000
---------------------------------------------------------------------------------------===============
Oil: International
Integrated 10.73%               BP Amoco plc ADR+                         2,000,000        226,375,000

                                Chevron Corp.                             1,000,000         99,750,000

                                Exxon Corp.                               1,300,000        107,981,250

                                Mobil Corp.                               3,000,000        314,250,000

                                Texaco Inc.                               2,500,000        156,875,000

                                Total S.A. ADR+                           2,500,000        170,000,000

                                Total                                                    1,075,231,250
---------------------------------------------------------------------------------------===============
Paper and Forest                Bowater Inc.+                             2,000,000        107,250,000
Products 3.10%
                                Champion
                                International Corp.                       2,300,000        125,781,250

                                Georgia Pacific
                                Timber Group                              3,000,000         77,250,000

                                Total                                                      310,281,250
---------------------------------------------------------------------------------------===============
Photographic/                   Eastman Kodak Co.                         1,500,000        111,937,500
Imaging 2.14%
                                Xerox Corp.                               1,750,000        102,812,500

                                Total                                                      214,750,000
---------------------------------------------------------------------------------------===============
Pollution Control
2.48%                           Waste Management Inc.                     4,400,000        248,600,000
---------------------------------------------------------------------------------------===============
Printing and
Publishing 1.36%                Dow Jones & Co. Inc.                      2,500,000        136,250,000
---------------------------------------------------------------------------------------===============
Retail: Department              May Department
and Merchandise                 Stores Co.                                2,250,000         89,578,125
1.81%
                                Wal-Mart Stores Inc.+                     2,000,000         92,000,000

                                Total                                                      181,578,125
---------------------------------------------------------------------------------------===============
Telecom and Data                AT&T Corp.                                6,000,000        303,000,000
Services 4.66%
                                MCI WorldCom Inc.*                        2,000,000        164,375,000

                                Total                                                      467,375,000
---------------------------------------------------------------------------------------===============
Telephone: Regional             Alltel Corp.+                             2,500,000        168,593,750
5.65%
                                Bell Atlantic Corp.                       3,500,000        201,687,500

                                SBC Communications Inc.                   3,500,000        196,000,000

                                Total                                                      566,281,250
                                -------------------------------------------------------===============

                                                                          Shares or
                                                                          Principal
                                Investments                                  Amount              Value
======================================================================================================
Tobacco .79%                    Gallaher Group
                                plc ADR                                   3,500,000    $    79,187,500
                                -------------------------------------------------------===============

                                Total Investments in
                                Common Stocks and
                                Convertible Securities
                                (Cost $6,836,711,469)                                    9,659,536,759
======================================================================================================
Other Assets, Less Liabilities 3.63%
======================================================================================================
Short-term                      American General
Investments                     Finance Corp.
                                4.92% due 5/3/1999                     $  6,500,000          6,500,000

                                Dow Chemical Co.
                                4.90% due 5/3/1999                      126,252,000        126,217,627

                                Koch Industries, Inc.
                                4.91% due 5/3/1999                       74,576,000         74,555,655

                                Federal Home
                                Loan Bank
                                4.80% due 5/3/1999                        9,970,000          9,967,341

                                Freddie Mac
                                4.82% due 5/3/1999                       77,302,000         77,281,297

                                Total                                                      294,521,920
                                -------------------------------------------------------===============
                                Other (See Note 5)                                         385,651,020
                                -------------------------------------------------------===============
                                Total Short-term Investments
                                (Cost $680,172,940)                                        680,172,940
---------------------------------------------------------------------------------------===============
Cash and Receivables, Net of Liabilities                                                  (316,342,510)
------------------------------------------------------------------------------------------------------
                                Total Other Assets, Less Liabilities                       363,830,430
======================================================================================================
Net Assets 100.00%                                                                     $10,023,367,189
======================================================================================================
                                Class A Shares-Net asset value
                                ($9,374,005,843 / 576,369,055
                                shares outstanding)                                             $16.26

                                Maximum offering price
                                (net asset value plus sales charge
                                of 5.75% of the offering price)                                 $17.25

                                Class B Shares-Net asset value
                                ($441,612,749 / 27,137,897
                                shares outstanding)                                             $16.27

                                Class C Shares-Net asset value
                                ($160,277,268 / 9,850,606
                                shares outstanding)                                             $16.27

                                Class P Shares-Net asset value
                                ($2,186,537 / 134,731
                                shares outstanding)                                             $16.23

                                Class Y Shares-Net asset value
                                ($45,284,792 / 2,779,063
                                shares outstanding)                                             $16.29

      +     Securities (or a portion of securities) on loan. See Note 5.
      *     Non-income producing security.
      **    Restricted security under Rule 144A.
      ADR   American Depositary Receipt.

            See Notes to Financial Statements.

Portfolio Changes (unaudited)

Issues added to or eliminated from the portfolio (exclusive of U.S. Government obligations and short-term investments) during the six months ended April 30, 1999.

Additions

Aetna Inc.
Alcoa Inc.
Cadence Design Systems
The Coastal Corp.
Columbia/HCA Healthcare CP
Comcast Corp. Conv. Pfd. 3.35%
First Data Corp.
Fleet Financial Group, Inc.
Qualcomm Inc.
Rockwell International Corp.
Rohm & Haas Co.
St. Paul Companies, Inc.
Schlumberger Ltd.
Texaco, Inc.
Unisys Corp. $3.75 Conv. Pfd.
Wells Fargo Co.
Xerox Corp.
--------------------------------------------------------------------------------

Eliminations

Baltimore Gas & Electric Co.
Best Foods
Browning-Ferris Industries Inc.
Cadence Design Systems
Citigroup
Comerica Inc.
Dow Chemical Co.
DuPont (E.I.) DeNemours Co.
EMC Corp.
Fort James Corp.
Fortune Brands Inc.
FPL Group
Hewlett-Packard Co.
Lucent Technologies Inc.
Mellon Bank Corp.
Occidental Petroleum Corp.
Phillip Morris Companies Inc.
Pioneer Hi-Bred International, Inc.
Progressive Corp.
Providian Financial Corp.
Sara Lee Corp.
Seagate Technology Inc.
SmithKline Beecham plc ADR
Time Warner Inc.
Warner Lambert Co.
Washington Mutual Inc.

Statement of Operations

Investment Income                                           Six Months Ended April 30, 1999
===========================================================================================
Income        Dividends                                        $84,662,125
              Interest                                          10,028,001
              Total income                                                   $   94,690,126
              -----------------------------------------------------------------------------
Expenses      Management fee                                    14,303,355
              12b-1 distribution plan-Class A                   11,495,559
              12b-1 distribution plan-Class B                    1,847,517
              12b-1 distribution plan-Class C                      683,036
              12b-1 distribution plan-Class P                        4,355
              Shareholder servicing                              4,438,566
              Reports to shareholders                              287,988
              Registration                                         177,690
              Professional                                         169,291
              Directors' fees                                      118,289
              Other                                                 60,112
                                                               -----------
              Total expenses before reductions                  33,585,758
              Expense reductions                                  (496,196)
                                                               ----------------------------
              Total expenses after reductions                                    33,089,562
              -----------------------------------------------------------------------------
              Net investment income                                              61,600,564
              -----------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
===========================================================================================
Net realized gain from investment transactions                                  966,182,036
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                            665,433,176
-------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                               1,631,615,212
-------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                         $1,693,215,776
===========================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                Six Months Ended      Year Ended
                                                                                                       April 30,      October 31,
Increase (Decrease) in Net Assets                                                                           1999             1998
=================================================================================================================================
Operations    Net investment income                                                              $    61,600,564   $  135,559,651
              Net realized gain from investment transactions                                         966,182,036      556,373,895
              Net change in unrealized appreciation of investments                                   665,433,176       78,452,439
              -------------------------------------------------------------------------------------------------------------------
              Net increase in net assets resulting from operations                                 1,693,215,776      770,385,985
              -------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                   --           40,491
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                                (68,019,568)    (143,194,800)
              Class B                                                                                 (1,400,131)      (2,266,183)
              Class C                                                                                   (525,610)        (863,613)
              Class P                                                                                    (12,947)         (19,753)
              Class Y                                                                                   (317,601)        (172,653)
              -------------------------------------------------------------------------------------------------------------------
              Total                                                                                  (70,275,857)    (146,517,002)
              -------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                               (524,633,949)    (701,757,786)
              Class B                                                                                (20,854,111)     (14,611,561)
              Class C                                                                                 (7,962,532)      (5,544,532)
              Class P                                                                                   (117,804)              --
              Class Y                                                                                 (2,155,299)              --
              -------------------------------------------------------------------------------------------------------------------
              Total                                                                                 (555,723,695)    (721,913,879)
              -------------------------------------------------------------------------------------------------------------------
              Total distributions                                                                   (625,999,552)    (868,430,881)
              -------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sale of shares                                                       427,850,406      930,460,852
              Net asset value of shares issued in reinvestment of dividends and distributions        522,156,164      704,773,197
              -------------------------------------------------------------------------------------------------------------------
              Total                                                                                  950,006,570    1,635,234,049
              -------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                             (514,458,819)    (714,380,526)
              -------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                         435,547,751      920,853,523
              -------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                             1,502,763,975      822,849,118
---------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                                  8,520,603,214    7,697,754,096
              -------------------------------------------------------------------------------------------------------------------
              End of period (including undistributed net investment income of $19,354,164
              and $28,029,457, respectively)                                                     $10,023,367,189   $8,520,603,214
              ===================================================================================================================

            See Notes to Financial Statements.

Financial Highlights

                                                                                                                   Class A Shares
                                                      ----------------------------------------------------------------------------
                                                      Six Months Ended
                                                             April 30,                                     Year Ended October 31,
Per Share Operating Performance:                                  1999         1998         1997         1996      1995      1994
==================================================================================================================================
Net asset value, beginning of year                              $14.56       $14.84       $13.02       $11.98    $11.03    $11.26
----------------------------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                        .10(e)       .24          .30          .30       .32       .31
      Net realized and unrealized gain on investments             2.67         1.14         2.85         2.23      1.70       .38
      Total from investment operations                            2.77         1.38         3.15         2.53      2.02       .69
      ----------------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                        (.12)        (.27)        (.30)        (.30)     (.30)     (.32)
      Distributions from net realized gain                        (.95)       (1.39)       (1.03)       (1.19)     (.77)     (.60)
      Total distributions                                        (1.07)       (1.66)       (1.33)       (1.49)    (1.07)     (.92)
      ----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.26       $14.56       $14.84       $13.02    $11.98    $11.03
----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  20.11%(d)    10.27%(d)    25.80%       23.23%    20.46%     6.66%
==================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                                 0.34%(d)     0.63%(d)     0.65%(b)     0.66%     0.63%     0.63%
      Net investment income                                       0.69%(d)     1.64%        2.15%(b)     2.61%     2.90%     2.91%
      ============================================================================================================================

                                                                                            Class B Shares(c)
                                              ----------------------------------------------------------------
                                              Six Months Ended                     Year Ended     8/1/1996(c)
                                                     April 30,                    October 31,           to
Per Share Operating Performance:                          1999           1998            1997     10/31/96
==============================================================================================================
Net asset value, beginning of period                    $14.56         $14.84          $13.03       $11.88
--------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                .05(e)         .14             .20         .060
      Net realized and unrealized gain
      on investments                                      2.67           1.12            2.84        1.142
      Total from investment operations                    2.72           1.26            3.04        1.202
      --------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                (.06)          (.15)           (.20)       (.052)
      Distributions from net realized gain                (.95)         (1.39)          (1.03)          --
      Total distributions                                (1.01)         (1.54)          (1.23)       (.052)
      --------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $16.27         $14.56          $14.84       $13.03
--------------------------------------------------------------------------------------------------------------
Total Return(a)                                          19.68%(d)       9.41%(d)       24.78%       10.15%(d)
==============================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                         0.70%(d)       1.38%           1.42%        0.34%(d)
      Net investment income                               0.32%(d)       0.87%           1.19%        0.27%(d)
      ========================================================================================================

                                                                                            Class C Shares
                                              ----------------------------------------------------------------
                                              Six Months Ended                     Year Ended       8/1/96(c)
                                                     April 30,                    October 31,           to
Per Share Operating Performance:                          1999           1998            1997     10/31/96
==============================================================================================================
Net asset value, beginning of period                    $14.56         $14.84          $13.02       $11.88
--------------------------------------------------------------------------------------------------------------
      Income from investment operations
      Net investment income                                .05(e)         .14             .22         .062
      Net realized and unrealized gain
      on investments                                      2.67           1.12            2.83        1.130
      Total from investment operations                    2.72           1.26            3.05        1.192
      --------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                (.06)          (.15)           (.20)       (.052)
      Distributions from net realized gain                (.95)         (1.39)          (1.03)          --
      Total distributions                                (1.01)         (1.54)          (1.23)       (.052)
      --------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $16.27         $14.56          $14.84       $13.02
--------------------------------------------------------------------------------------------------------------
Total Return(a)                                          19.68%(d)       9.41%(d)       24.88%       10.07%(d)
==============================================================================================================
      Ratios to Average Net Assets:
      Expenses(b)                                         0.70%(d)       1.40%           1.34%        0.33%(d)
      Net investment income                               0.32%(d)       0.85%           1.28%        0.25%(d)
      ========================================================================================================

                                                                      Class P Shares(c)                         Class Y Shares
                                                  -------------------------------------    -------------------------------------
                                                  Six Months Ended           12/8/97(c)    Six Months Ended           3/27/98(c)
Per Share Operating Performance:                           4/30/99       to 10/31/98                4/30/99       to 10/31/98
================================================================================================================================
Net asset value, beginning of period                        $14.53            $14.24                 $14.57            $15.44
---------------------------------------------------------------------------------------    -------------------------------------
      Income from investment operations
      Net investment income                                    .09(e)            .18                    .13(e)            .15
      Net realized and unrealized gain (loss)
      on investments                                          2.66               .27                   2.68              (.89)
      Total from investment operations                        2.75               .45                   2.81              (.74)
      ---------------------------------------------------------------------------------    -------------------------------------
      Distributions
      Dividends from net investment income                    (.10)             (.16)                  (.14)             (.13)
      Distributions from net realized gain                    (.95)              --                    (.95)               --
      Total distributions                                    (1.05)             (.16)                 (1.09)             (.13)
      ---------------------------------------------------------------------------------    -------------------------------------
Net asset value, end of period                              $16.23            $14.53                 $16.29            $14.57
--------------------------------------------------------------------------------------------------------------------------------
Total Return(a)(d)                                           20.00%             3.21%                 20.37%            (4.77)%
================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(b) (d)                                         0.43%             0.76%(d)               0.21%             0.24%
      Net investment income(d)                                0.60%             1.21%(d)               0.82%             1.03%
      ==========================================================================================================================

                                        Six Months Ended
                                               April 30,                                            Year Ended October 31,
Supplemental Data for All Classes:                  1999          1998         1997         1996        1995          1994
===========================================================================================================================
      Net assets, end of period (000)        $10,023,367    $8,520,603   $7,697,754   $6,100,665  $4,964,525    $4,229,586
      Portfolio turnover rate                      38.38%        56.49%       46.41%       47.06%      53.84%        51.48%
      =====================================================================================================================

      (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

      (b) The ratios for 1997, 1998 and 1999 include expenses paid through an expense offset arrangement.

      (c)   Commencement of offering respective class shares.

      (d)   Not annualized.

      (e)   Calculated using average shares outstanding during the period.

            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Company:

(a) Security valuation is determined as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to November 1, 1998, the Fund followed the accounting practice of equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective November 1, 1998, the Fund discontinued the use of equalization. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett &Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates: 1/2 of 1% on the first $200 million; 2/5 of 1% on the next $300 million; 3/8 of 1% on the next $200 million; 7/20 of 1% on the next $200 million and 3/10 of 1% on the excess over $900 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of the Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $1,243,295 representing payment of commissions on sales of Class A shares after deducting $7,671,421 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends from net investment income are declared quarterly. Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain as of April 30, 1999 for financial reporting purposes aggregated $964,095,050.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

Distributions declared on May 19, 1999 and payable on May 27, 1999 to shareholders of record as of May 19, 1999 were as follows:

                                                      Rate Per         Aggregate
Net Investment Income                                    Share            Amount
--------------------------------------------------------------------------------
Class A                                                 $0.060       $34,522,091
Class B                                                  0.033           915,239
Class C                                                  0.033           333,109
Class P                                                  0.055             7,506
Class Y                                                  0.073           207,894
--------------------------------------------------------------------------------

4. Capital

The Company has authorized 1,500 million shares of $.001 par value capital stock designated as follows: 1,150 million shares Class A, 100 million shares Class B, 100 million shares Class C, 75 million shares Class P and 75 million shares Class Y. Paid in capital amounted to $6,217,092,685 as of April 30, 1999. Transactions in shares of capital stock were as follows:

Notes to Financial Statements

                                    Six Months Ended                           Year Ended
                                      April 30, 1999                     October 31, 1998
                        -----------------------------------------------------------------
Class A                      Shares           Amount             Shares            Amount
-----------------------------------------------------------------------------------------
Sales of shares          19,980,227    $ 299,413,540         44,496,423    $  647,321,212

Shares issued to
shareholders in
reinvestment of
dividends and
distributions            34,466,591      490,186,444         50,482,142       682,391,630

Total                    54,446,818      789,599,984         94,978,565     1,329,712,842
-----------------------------------------------------------------------------------------
Shares reacquired       (31,185,017)    (467,925,129)       (46,371,906)     (672,172,411)

Increase                 23,261,801    $ 321,674,855         48,606,659    $  657,540,431
-----------------------------------------------------------------------------------------

                                      Six Months Ended                         Year Ended
                                        April 30, 1999                   October 31, 1998
                            -------------------------------------------------------------
Class B                         Shares          Amount             Shares          Amount
-----------------------------------------------------------------------------------------
Sales of shares              5,624,228    $ 84,693,740         12,095,054    $176,522,488

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                1,494,816      21,291,445          1,191,014      16,111,114

Total                        7,119,044     105,985,185         13,286,068     192,633,602
-----------------------------------------------------------------------------------------
Shares reacquired           (1,665,816)    (25,047,201)        (1,852,596)    (26,707,944)

Increase                     5,453,228    $ 80,937,984         11,433,472    $165,925,658
-----------------------------------------------------------------------------------------

                                      Six Months Ended                         Year Ended
                                        April 30, 1999                   October 31, 1998
                            -------------------------------------------------------------
Class C                         Shares          Amount             Shares          Amount
-----------------------------------------------------------------------------------------
Sales of shares              2,117,504    $ 31,966,596          4,987,808    $ 72,979,231

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                  566,871       8,074,097            449,243       6,084,002

Total                        2,684,375      40,040,693          5,437,051      79,063,233
-----------------------------------------------------------------------------------------
Shares reacquired           (1,106,577)    (16,698,369)        (1,074,218)    (15,311,549)

Increase                     1,577,798    $ 23,342,324          4,362,833    $ 63,751,684
-----------------------------------------------------------------------------------------

                                                                         December 8, 1997
                                                                            (Commencement
                                                                              of Offering
                                        Six Months Ended               Class P Shares) to
                                          April 30, 1999                 October 31, 1998
                                    -----------------------------------------------------
Class P                              Shares       Amount             Shares        Amount
-----------------------------------------------------------------------------------------
Sales of shares                      18,198    $ 272,958            136,502    $1,953,673

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                         9,245      131,282              1,376        19,466

Total                                27,443      404,240            137,878     1,973,139
-----------------------------------------------------------------------------------------
Shares reacquired                   (17,363)    (263,380)           (13,227)     (188,622)

Increase                             10,080    $ 140,860            124,651    $1,784,517
-----------------------------------------------------------------------------------------

                                                                           March 27, 1998
                                                                            (Commencement
                                                                              of Offering
                                       Six Months Ended                Class Y Shares) to
                                         April 30, 1999                  October 31, 1998
                                ---------------------------------------------------------
Class Y                           Shares         Amount             Shares         Amount
-----------------------------------------------------------------------------------------
Sales of shares                  767,847    $11,503,572          2,136,585    $31,684,248

Shares issued to
shareholders in
reinvestment of
dividends and
distributions                    173,682      2,472,896             11,916        166,985

Total                            941,529     13,976,468          2,148,501     31,851,233
-----------------------------------------------------------------------------------------
Shares reacquired               (310,967)    (4,524,740)                --             --

Increase                         630,562    $ 9,451,728          2,148,501    $31,851,233
-----------------------------------------------------------------------------------------

5. Portfolio Securities

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned.

As of April 30, 1999, the value of securities loaned was $379,236,333. These loans were collateralized by cash of $386,775,060. Income from securities lending of $227,889 is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Purchases and sales of investment securities (other than short-term securities) aggregated $3,462,448,376 and $3,755,192,540, respectively.

As of April 30, 1999, unrealized appreciation based on cost for federal income tax purposes aggregated $2,822,825,290, of which $2,874,321,913 related to appreciated securities and $51,496,623 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration

The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable on April 30, 1999 were $2,690,374.

7. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility as of April 30, 1999, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett  Affiliated Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Affiliated Fund, Inc. as of April 30, 1999, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. at April 30, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective periods, presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
June 4, 1999

  Our Management

  Board of Directors

  Robert S. Dow
  E. Thayer Bigelow*
  William H.T. Bush*+
  Robert B. Calhoun, Jr.*
  Stewart S. Dixon*+
  John C. Jansing*+
  C. Alan MacDonald*+
  Hansel B. Millican, Jr.*
  Thomas J. Neff*+

* Outside Director

+ Audit Committee

  Officers

  Robert S. Dow, Chairman and President
  W. Thomas Hudson, Jr., Executive Vice
  President and Portfolio Manager
  Paul A. Hilstad, Vice President
  and Secretary
  Daniel E. Carper, Vice President
  Robert G. Morris, Vice President
  John J. Walsh, Vice President
  Lawrence H. Kaplan, Vice President
  and Assistant Secretary
  A. Edward Oberhaus III, Vice President
  Keith F. O'Connor, Vice President
  Eli M. Salzmann, Vice President
  Donna McManus, Treasurer
  Joseph Van Dyke, Assistant Treasurer
  Lydia Guzman, Assistant Secretary
  Robert M. Hickey, Assistant Secretary

  Investment Manager and
  Underwriter

  Lord, Abbett & Co. and
  Lord Abbett Distributor LLC

  The General Motors Building
  767 Fifth Avenue
  New York, NY 10153-0203
  212-848-1800

  Custodian

  The Bank of New York
  New York, NY

  Transfer Agent

  United Missouri Bank of
  Kansas City, N.A.

  Shareholder Servicing Agent

  DST Systems, Inc.
  P.O. Box 419100
  Kansas City, MO 64141
  800-821-5129

  Auditors

  Deloitte & Touche LLP
  New York, NY

  Counsel

  Debevoise & Plimpton
  New York, NY

Copyright (C) 1999 by Lord Abbett Affiliated Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Affiliated Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord, Abbett & Co.

Portfolio
Manager
     Profile

[PHOTO OMITTED]

W. Thomas Hudson, Jr.
Partner and Portfolio Manager
Lord Abbett Affiliated Fund

W. Thomas Hudson, Jr., Partner and Portfolio Manager of Lord Abbett Affiliated Fund, joined the Firm in 1982, and has over 32 years of professional experience in the financial services industry. During his tenure with Lord Abbett, Mr. Hudson has served as Director of Research, Portfolio Manager of the COVA Variable Annuity Growth and Income Portfolio and Portfolio Manager of the American Skandia Lord Abbett Growth and Income Portfolio.

Mr. Hudson holds a B.S. in Finance and Accounting from St. Mary`s College in California.

About Your Fund's
     Board of
     Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Affiliated Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, William Bush.

William Bush
Director--Lord Abbett
Affiliated Fund

[PHOTO OMITTED]

Mr. Bush received his B.A. degree from Yale University in 1960. He co-founded the financial advisory firm of Bush-O'Donnell & Company which provides investment management and financial advisory services to corporations and individuals throughout the United States and abroad.

Mr. Bush serves as a member of the Board of Directors of Right Choice Managed Care Inc., Maritz Inc., Mississippi Valley Bancshares, Inc. and INTRAV, Inc., all of St. Louis, and DT Industries Inc. of Springfield, Missouri. He was named an independent director for all of Lord Abbett's funds in 1998.

    Investing in the

Lord Abbett

        Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------
Aggressive      Growth Funds       Growth &            Balanced Fund       Income Funds           Tax-Free          Money
Growth Fund                        Income Funds                                                   Income Funds      Market Fund
                Research Fund -                        Balanced Series**   World Bond-
Developing      Small-Cap Value    Research Fund -                         Debenture Series       o National        U.S. Government
Growth Fund     Series             Large-Cap                                                      o California      Securities Money
                                   Series                                  Global Fund -          o Connecticut     Market Fund+++
                Alpha Series*                                              Income Series          o Florida
                                   Growth &                                                       o Georgia
                International      Income Series                           High Yield Fund        o Hawaii
                Series                                                                            o Michigan
                                   Affiliated Fund                         Bond-Debenture         o Minnesota
                Mid-Cap                                                    Fund                   o Missouri
                Value Fund                                                                        o New Jersey
                                                                           Limited Duration       o New York
                Growth                                                     U.S. Government        o Pennsylvania
                Opportunities                                              Securities Series+     o Texas
                Fund                                                                              o Washington
                                                                           U.S. Government
                Global Fund -                                              Securities Series+
                Equity Series

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Affiliated Fund.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder Service Line: 800-865-7582

Visit Our Web Site: http://www.lordabbett.com

* Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual fund shares are distributed by:

LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------           LAA-3-499
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (6/99)

 PROXY
                    REAL SILK INVESTMENTS, INCORPORATED
                445 N. Pennsylvania Street, Indianapolis, Indiana

                Special Meeting of Shareholders - December 3, 1999
               Proxy Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Daniel R. Efroymson, Loralei M Efroymson, and Jeremy Efroymson or any of them, with powers of substitution, as proxies to represent and vote all shares of stock which the undersigned would be entitled to vote at the Special Meeting of Shareholders of Real Silk Investments, Incorporated to be held on December 3, 1999, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present in accordance with the direction below. In the event the undersigned has instructed the proxies to vote "FOR" the Agreement and Plan of Merger, the undersigned also hereby appoints Daniel R. Efroymson, Loralei M Efroymson, and Jeremy Efroymson or any of them, with powers of substitution, as the undersigned's attorney-in-fact for the sole purpose of entry into and execution of the Escrow Agreement as described in the Prospectus and Proxy Statement dated November 4, 1999, which accompanied this form of proxy.

      1.   ADOPTION AND APPROVAL OF THE AGREEMENT AND PLAN OF MERGER

           |_|  FOR                      |_|  AGAINST             |_|  ABSTAIN

      2. In their discretion, on such other matters as may properly come before the meeting.

      This proxy will be voted as directed, or if no direction is indicated, will be voted FOR Proposal Number 1.



Dated:__________  , 1999               Please sign exactly as your name appears
Address correction requested.                    hereon.

                                    (Signature of Shareholder)




                                    (Signature of Shareholder)

                                    PLEASE SIGN AND RETURN THIS
                                    PROXY    PROMPTLY.    Joint
                                    owners   should  each  sign
                                    personally. Administrators,
                                    trustees,        guardians,
                                    attorneys or others signing
                                    in     a     representative
                                    capacity   should  indicate
                                    the  capacity in which they
                                    sign.